As filed with the Securities and Exchange Commission on April 26, 2018

Registration No. 333-122235

811-21703

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

ADVISORS EDGE® NY VARIABLE ANNUITY

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No. 17 ☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 18 ☒

TFLIC SEPARATE ACCOUNT VNY

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Ave.

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (914) 627-3630

Alison Ryan, Esquire

Brian Stallworth, Esquire

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

440 Mamaroneck Avenue

Harrison, NY 10528

(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2018, pursuant to paragraph (b) of Rule 485.
☐	60 Days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On , pursuant to paragraph (a)(1) of Rule 485.

If appropriated, check the following box:

THE ADVISOR’S EDGE® NY

VARIABLE ANNUITY

Issued Through

TFLIC Separate Account VNY

By

Transamerica Financial Life Insurance Company

Prospectus

May 1, 2018

The Advisor’s Edge® NY Variable Annuity (the “policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”). The policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the policy owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The policy provides a Right to Cancel period of at least 20 days during which the policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios. These prospectuses give you important information about the policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (‘SAI”) for the policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at (800)-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (800)-SEC-0330. The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies and the separate account investment choices:

• are not bank deposits

• are not federally insured

• are not endorsed by any bank or government agency

• are not guaranteed to achieve their goal

• are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts currently available under this policy invest in underlying funds of the Portfolio listed below:

SUBACCOUNT	PORTFOLIO
Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund
VA Global Bond Portfolio	VA Global Bond Portfolio
VA International Small Portfolio	VA International Small Portfolio
VA International Value Portfolio	VA International Value Portfolio
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money Fund II	Federated Government Money Fund II
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA Greystone International Growth	Transamerica Greystone International Growth VP
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP
TA JPMorgan Asset Allocation - Conservative	Transamerica JPMorgan Asset Allocation - Conservative VP
TA JPMorgan Asset Allocation - Growth	Transamerica JPMorgan Asset Allocation - Growth VP
TA JPMorgan Asset Allocation - Moderate	Transamerica JPMorgan Asset Allocation - Moderate VP
TA JPMorgan Asset Allocation - Moderate Growth	Transamerica JPMorgan Asset Allocation - Moderate Growth VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA TS&W International Equity	Transamerica TS&W International Equity VP
TA WMC US Growth	Transamerica WMC US Growth VP
Equity Index Portfolio	Equity Index Portfolio
International Portfolio	International Portfolio
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio
Real Estate Index Portfolio	Real EstateIndex Portfolio
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio
Wanger International	Wanger International
Wanger USA	Wanger USA

For more information on the underlying funds, please refer to the prospectus for the underlying fund.

Contents

4	Glossary	25	Annuity Payments

6	Summary	28	Death Benefit

10	Fee Table	31	Tax Information

11	Example	41	Additional Features

12	The Annuity policy	43	Other Information

13	Purchase	50	Table of Contents of Statement of Additional Information

15	Investment Choices	51	Appendix A: Portfolios Associated with the Subaccounts

20	Performance	54	Appendix B (Condensed Financial Information)

21	Expenses	79	Appendix C: Death Benefit - Adjusted Partial Withdrawal

24	Access to Your Money	80	Appendix D: Architect Guaranteed Lifetime Withdrawal Benefit

GLOSSARY OF TERMS

accumulation unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative Office – Transamerica Financial Life Insurance Company, Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. (800)-525-6205

annual policy service charge – An annual charge on each policy anniversary for policy maintenance and related administrative expenses.

annuitant – The person on whose life any annuity payments involving life contingencies will be based.

annuity commencement date – The date upon which annuity payments are to commence.

annuity payment option – A method of receiving a stream of annuity payments selected by the owner.

beneficiary – The person who has the right to the death benefit set forth in the policy.

business day – A day when the New York Stock Exchange is open for business.

Code – The Internal Revenue Code of 1986, as amended.

good order – An instruction that TFLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TFLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

nonqualified policy – A policy other than a qualified policy.

owner (policy, owner, you, your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

policy – The individual policy.

policy date – The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

policy value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	Premium Payments; minus
•	partial withdrawals; plus or minus
•	accumulated gains or losses in the separate account; minus
•	Annual policy Service Charges, premium taxes, if applicable, rider fees, and transfer fees, if any.

policy year – A policy year begins on the policy date and on each anniversary thereafter.

premium payment – An amount paid to TFLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the policy.

qualified policy – A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account – TFLIC Separate Account VNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

valuation period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

variable annuity payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

written notice – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TFLIC the information it requires. For some transactions, TFLIC may accept an electronic notice. Such electronic notice must meet the requirements for good order that TFLIC establishes for such notices.

SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s Edge® NY Variable Annuity

Advisor’s Edge® NY is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (“TFLIC, “We,” “Us,” “Our”). The policy provides a means of investing on a tax-deferred basis in various Portfolios.

Who Should Invest

The policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the policy among the various Portfolios available under the policy. You can contribute additional amounts to the policy and you can take withdrawals from the policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios that you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the policy. See Annuity Payments for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the policy with a minimum investment of $10,000 for Non-Qualified policies and $1,000 for Qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the policy, your Premium Payments are deposited into the TFLIC Separate Account VNY (the “Separate Account”). The Separate Account contains a number of subaccounts that invest exclusively in shares of corresponding Portfolios (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TFLIC, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the policy owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We do not currently charge a transfer fee, but we reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per policy Year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, TFLIC may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals.

TFLIC will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each policy anniversary during any policy year before the Annuity Commencement Date, we reserve the right to assess a Annual policy Service Charge of up to $30 for policy administration expenses. In no event will the Annual policy Service Charge exceed 2% of the policy value on the policy anniversary. The Annual policy Service Charge will not be deducted on a policy anniversary if at this time, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the policy value equals or exceeds $50,000.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500 ($50 if using Systematic Payout Option).

You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down.

8.	DEATH BENEFIT

If the annuitant dies before the income phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

•	Return of Premium

•	Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the policy Date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59  1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These features may not be suitable for your particular situation. These include the following:

•	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the Accumulation Phase. This feature is referred to as the “Systematic Payout Option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
•	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”
•	You can arrange to have a certain amount of money (at least $500) automatically transferred from the Federated Government Money Fund II Subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.	OTHER INFORMATION

Right to Cancel Period

The policy provides for a Right to Cancel Period of 20 days plus a 5-day period to allow for mail delivery. The amount of the refund will generally be the policy value. No fees or charges will be deducted from the policy value (except separate account charges that are included in the policy value calculation.) You bear the risk of any decline in policy value during the Right to Cancel Period. To cancel your investment, please return your policy to us or to the advisor from whom you purchased the policy. A returned policy will be deemed void.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity policies.

TFLIC Separate Account VNY

The Separate Account is a unit investment trust registered with the SEC and operating under New York law. The Separate Account has various Subaccounts dedicated to the policy, each of which invests solely in a corresponding Portfolio.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Other Topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information.

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information about the Advisor’s Edge® NY Variable Annuity or want to make a transaction, then call or write to our Administrative Office at:

Transamerica Financial Life Insurance Company Administrative Office

Attention: Customer Care Group

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

(800)-525-6205

You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer Cash Value between investment choices. For a complete discussion of policy costs and expenses, see Section 5, “Expenses.”

Policy Owner Transaction Expenses(1)
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(2)	$10
Special Service Fee(3)	$0 - $25

(1)	The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”
(2)	TFLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per policy Year.
(3)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The following table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Annual policy Service Charge per policy	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.40%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.55%
Optional Separate Account Annual Expenses:
Annual Step-Up to Age 81 Death Benefit	0.20%
Return of Premium Death Benefit	0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)	0.75%
Optional Rider Fees – No Longer Available for New Sales

Architect Guaranteed Lifetime Withdrawal Benefit(2)	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Annual Step-Up to Age 81 Death Benefit.
(2)	The fee is a percentage of the total withdrawal base. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments. See Appendix D.

The next item shows the lowest and highest total operating expenses charged by the portfolio companies for the year ended December 31, 2017 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.15%	1.74%

(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2017 (unless otherwise noted) and was provided to TFLIC by the underlying funds, their investment advisors or managers, and TFLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2017, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods and assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit rider (which is no longer available for new sales) has been selected. As noted in the Fee Table, the policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$351	$1069	$1809	$3759
Return of Premium Death Benefit Option (0.60%)	$336	$1025	$1738	$3624
Policy Value Death Benefit Option (0.55%)	$331	$1011	$1714	$3579

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2017, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods and assuming a 5% annual rate of return. As noted in the Fee Table, the policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$252	$776	$1327	$2829
Return of Premium Death Benefit Option (0.60%)	$237	$731	$1252	$2679
Policy Value Death Benefit Option (0.55%)	$232	$716	$1226	$2628

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the policy. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

1.	THE ANNUITY POLICY

The Advisor’s Edge® NY variable annuity is a flexible-premium variable annuity offered by TFLIC. The policy provides a means of investing on a tax-deferred basis in various Portfolios.

Who Should Invest

The policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the policy is purchased to fund a qualified plan.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the policy

The Advisor’s Edge® NY variable annuity is a contract between you, the policy owner, and TFLIC, the issuer of the policy.

The policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the policy among the various available Portfolios. The policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 for Non-Qualified Policies and $25 for Qualified Policies until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts)
•	Withdraw all or part of your money with no surrender penalty charged by TFLIC, although you may incur income taxes and a 10% penalty tax. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a policy, money you have allocated to the Subaccounts is deposited into TFLIC Separate Account VNY. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TFLIC but are accounted for separately from TFLIC’s other assets and can be used only to satisfy its obligations to policy owners.

2.	PURCHASE

Application and Issuance of Policies

To invest in the Advisor’s Edge® NY variable annuity, you should send a completed application and your initial Premium Payment to the address indicated on the application. TFLIC will issue a policy only if the Annuitant and Joint Annuitant are 85 years of age or younger and the owner and annuitant have an immediate familial relationship.

If the application and any other required documents are received in good order, TFLIC will issue the policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the policy, TFLIC will also send a Variable Annuity Confirmation form, which you should complete, sign, and return in accordance with its instructions.

If TFLIC cannot credit the initial Premium Payment because the application or other required documentation is incomplete, TFLIC will contact the applicant or applicant’s financial intermediary, explaining the reason for the delay. TFLIC will refund the initial Premium Payment within five Business Days unless the applicant consents to TFLIC holding the initial Premium Payment up to 30 days. We must receive your consent prior to market close on the fifth market day after receipt of the Premium Payment. TFLIC will credit your payment within two business days after your information is both complete and in good order. If your information is not received in good order within 30 days of our receipt of your consent, then will be returned.

DEFINITION

Qualified policy

In addition to Non-Qualified Policies, TFLIC also offers the Advisor’s Edge® NY as a Qualified policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified policy

When the term “Qualified policy” is used in this prospectus we mean a policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the policy within two Business Days of receipt (in good order) of the Premium Payment, application and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

•	The minimum initial Premium Payment for a Non-Qualified policy is $10,000 (including anticipated premium from 1035 exchanges as indicated on your application or electronic order form).
•	The minimum initial Premium Payment for a Qualified policy is $1,000 (including anticipated premium from transfers or rollovers as indicated on your application or electronic order form).
•	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
•	We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Financial Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by TFLIC will be returned.

•	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.
•	Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the policy as of the close of business that same day.
•	For issue ages 0 – 80, we reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to require prior approval of any cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for Policies with the same Owner or same Annuitant issued by us or an affiliate. We reserve the right to refuse any Additional Premiums in excess of these limits, and if you do not obtain prior approval for Additional Premiums in excess of the dollar amounts listed above, the business will be deemed not in good order.
•	Your initial net Premium Payment will be invested on the policy Date among the Subaccounts selected in your application. See Allocation of Premium Payments, below, for more information.

The date on which the policy is issued is called the policy date. A policy anniversary is any anniversary of the policy date. A policy year is a period of twelve months starting with the policy date or any policy anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at (800)-525-6205.

Allocation of Premium Payments

You specify on the application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. TFLIC reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to TFLIC. Requests for Transfers received in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

What’s my policy Worth Today?

Policy value

The policy value of your policy is the value of all amounts accumulated under the policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the policy is opened, the policy value is equal to your initial net Premium Payment. On any Business Day thereafter, the policy value equals the policy value from the previous Business Day, plus –

•	any additional net Premium Payments credited
•	any increase in the policy value attributable to investment results of the Subaccount(s) you selected minus –

•	any decrease in the policy value attributable to investment results of the Subaccount(s) you selected
•	the daily Mortality and Expense Risk Fee
•	the daily Administrative Charge
•	the Annual policy Service Charge, if applicable
•	any withdrawals
•	any charges for Transfers made after the first twelve in a policy year
•	any Premium Taxes, if applicable, that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your policy, is the policy value minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m Eastern time) and ending at the close of business of the next Business Day.

You should expect the policy value of your policy to change from Valuation Period to Valuation Period.

An Accumulation Unit is a measure of your ownership interest in the policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, TFLIC will credit a certain number of Accumulation Units to your policy. TFLIC determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount.

The policy value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.	INVESTMENT CHOICES

The Advisor’s Edge® NY variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the Portfolios offered through this policy are listed in Appendix A: Portfolios Associated with the Subaccounts.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. However, you should not expect that the investment results of the Portfolios will be comparable to those of any publicly available funds or portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Portfolios. You should read the prospectuses for the Portfolios carefully before you invest. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Note: If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Portfolios

The Portfolios offered through this product are selected by TFLIC, and TFLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the Portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as a Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers. We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

TFLIC cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. TFLIC retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. TFLIC reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of TFLIC, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by TFLIC. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. TFLIC may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, TFLIC will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, TFLIC may, at its discretion, close a subaccount to new investments. Any subsequent Premium Payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, TFLIC will require new instructions. If TFLIC does not receive new instructions, the requested transaction will be canceled and any Premium Payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment choices you have value allocated to and which are open to new investment.

In the event of any such substitution or change, TFLIC may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, TFLIC also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

Transfers Among the Subaccounts

Should your investment goals change, you may make transfers of money among the Subaccounts, subject to limitations described above which we reserve the right to impose, and the following conditions:

•	You may make requests for transfers in writing. TFLIC will process requests it receives in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
•	The minimum amount you may transfer from a Subaccount is $500 (unless the policy value in a Subaccount is less than $500).
•	TFLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per policy year.
•	There are no transfers permitted out of the Dollar Cost Averaging Option except by terminating the Dollar Cost Averaging Program.

Market Timing and Disruptive Trading

Statement of policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts. Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

Yield and Effective Yield

TFLIC may also show yield and effective yield figures for the money market Subaccount. “Yield” refers to the income generated by an investment in the money market Subaccount over a seven-day period, which is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the money market Subaccount is assumed to be reinvested. Therefore, the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual policy Service Charge or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio may advertise its yield and total return investment performance. For each Subaccount other than the money market Subaccount for which TFLIC advertises yield, TFLIC shall furnish a yield quotation referring to the Subaccount computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return, and a list of the indexes and other benchmarks used in evaluating a Subaccount’s performance.

The performance measures discussed above reflect results of the Subaccounts and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service that ranks mutual funds and other investment companies by overall performance, investment objectives, and assets. Performance may also be tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

5.	EXPENSES

There are charges and expenses associated with the policy that reduce the return on your investment in the policy.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and Dollar Cost Averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual policy Service Charge

We reserve the right to assess an Annual policy Service Charge of up to $30 (but no more than 2% of your policy value at the time of deduction) for policy administrative expenses. We will not assess this charge on your policy if (1) the sum of all Premium

Payments less the sum of all withdrawals taken is at

least $50,000; or (2) your policy value equals or exceeds $50,000.

Mortality and Expense Risk Fee

TFLIC charges a fee as compensation for bearing certain mortality and expense risks under the policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option, you select on the application. For the policy value Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%. For the Annual Step-Up to age 81 Death Benefit Option the mortality and expense risk fee is at an annual rate of 0.60%. During the income phase, the mortality and expense risk and administrative fee is at an annual rate of 0.55%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TFLIC’s surplus. If the charges collected under the policy are not enough to cover actual costs or assumed risks, then TFLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

TFLIC assumes mortality risk in two ways. First, where policy owners elect an Annuity Payment Option under which TFLIC guarantees a number of payments over a life or joint lives, TFLIC assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, TFLIC assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that TFLIC assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above the rates shown for the life of the policy, may not cover the actual costs of issuing and administering the policy.

Administrative Charge

TFLIC assesses each policy an annual Administrative Charge to cover the cost of issuing and administering each policy and of maintaining the Separate Account. The Administrative Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis:

Incoming Payments to TFLIC and/or TCI
Portfolio	Maximum Fee % of assets(1)
AB Variable Products Series Fund, Inc.	0.45%
Columbia Funds Variable Insurance Trust	0.35%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Sustainable U.S Equity Portfolio, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.35%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Insurance Trust	0.00%
Transamerica Series Trust(2)	0.00%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.35%
Wells Fargo Advantage Variable Trust Funds	0.00%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)	TST: Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2017 we received approximately $17.4 Million in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.     ACCESS TO YOUR MONEY

The value of your policy can be accessed during the Accumulation Phase:

•	by making a full or partial withdrawal;
•	by your beneficiary in the form of a Death Benefit ; and
•	by taking systematic payouts.

On or before the Annuity Commencement Date, the policy value is equal to the owner’s:

•	Premium Payments; minus
•	partial withdrawals; plus or minus
•	accumulated gains or losses in the separate account; minus
•	Annual policy Service Charges, rider fees, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your policy. All partial withdrawals must be for at least $500 ($50 if using Systematic Payout Option). Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that TFLIC receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

•	the value of your policy; plus or minus
•	any applicable Annual policy Service Charges.

To make a withdrawal, send your written request on the appropriate TFLIC form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Payment of Full or Partial Withdrawal Proceeds

TFLIC will pay cash withdrawals within seven business days after receipt (in good order at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which TFLIC may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted

•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
•	the SEC permits a delay for your protection as a policy owner
•	the payment is derived from premiums paid by check, in which case TFLIC may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Government Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Government Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;
•	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide TFLIC with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires TFLIC to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.     ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.

Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy Value to an annuity option while keeping the remainder of your policy in force.

After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. TFLIC will use your policy value to provide these annuity payments. If the policy value on the Annuity Commencement Date is less than $2,000, TFLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (TFLIC reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

•	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

•	Payment Option 2—Life Income. You may choose between:

Fixed Payments

•	No Period Certain–We will make level payments only during the annuitant’s lifetime.
•	Period Certain—We will make level payments for the longer of the annuitant’s lifetime or a period you choose, which may be from 10 to 20 years.
•	Guaranteed Return of policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this, Annuity Payment Option.

Variable Payments

•	No Period Certain—Payments will be made only during the lifetime of the annuitant.
•	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•	Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

•	Payment Option 4—Joint and Survivor Annuity. You may choose between:

Fixed Payments

•	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

•	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Note: Other annuity payment options may be arranged by agreement with TFLIC. Some annuity payment options may not be available for all policies, all ages or in all states; or we may limit certain options to ensure they comply with applicable tax law provisions.

If your policy is a qualified policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of policy Proceeds, or Income of a Specified Amount; and
•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping TFLIC informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will be variable payment under Option 2 Life with 10 Years Certain , and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, TFLIC determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the policy. This amount depends on the value of your policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

•	If an Annuity Payment Option is not selected, TFLIC will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.
•	TFLIC reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the policy value is less than $2,000, TFLIC reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.
•	From time to time, TFLIC may require proof that the Annuitant, Joint Annuitant, or policy owner is living.
•	If someone has assigned ownership of a policy to you, or if a non-natural person (e.g., a corporation) owns a policy, you may not start the Income Phase of the policy without TFLIC’s consent.
•	At the time TFLIC calculates your Annuity Payments, TFLIC may offer more favorable rates than those guaranteed in the Annuity Tables found in the policy.
•	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
•	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling (800)-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
•	You may select an Annuity Payment Option and allocate a portion of the value of your policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
•	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep TFLIC informed of the Payee’s most current address of record.

8.     DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving owner(s) when the Annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit via partial withdrawals, or lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the policy owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

If the Beneficiary has not provided due proof of death, the Company may permit a one-time allocation change to the money market fund if we have satisfactory evidence of the Annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

•	you (owner) are both the annuitant and sole owner of the policy; and
•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you (owner) are not the annuitant; and
•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you (owner) are not the annuitant; and
•	you die before the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death for the Policy value. Distribution requirements apply to the policy value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you (owner) are not the annuitant; and
•	you die on or after the annuity commencement date; and
•	the entire interest in the policy has not been paid to you;

THEN:

•	the remaining portion of such interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

Succession of Ownership

If any owner (who is not the annuitant) dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;
•	primary beneficiary;
•	contingent beneficiary; or
•	owner’s estate.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

Amount of Death Benefit

The death benefit may be paid as lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The “base policy” death benefit will be the greater of:

•	Policy Value on the date we receive the required information in good order at our Administrative Office; or
•	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the policy application, you generally may choose one of the Guaranteed Minimum Death Benefit Options (listed below) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the policy owner or Annuitant, the death benefit will be the policy value as of the date we receive all necessary information in good order.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	the total Premium Payments;
•	less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.	Annual Step-Up To Age 81 Death Benefit

Under this option on each policy Anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy Year. The death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the Annuitant’s death or the Annuitant’s 81st birthday; plus
•	any Premium Payments since that date; minus
•	any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the Annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix C for a detailed explanation of this adjustment. If you have a Qualified policy, minimum required distribution rules may require you to request a partial withdrawal.

9.     TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates: no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payment must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of, the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified Policy

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or a transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59  1/2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includable in your income and subject to a10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as a spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangement, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59  1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawal, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%. There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59  1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor (contingent) owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the

IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70  1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59  1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59  1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59  1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59  1/2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial

Withdrawals – Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero. In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59  1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70  1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70  1/2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10.    ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)    is up to 10% of your premium payments (reduced by prior withdrawals in that policy year); or

(2)    is any gains in the policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval. Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of policy value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the policy value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time, except that rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. Dollar Cost Averaging programs that may be available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

•	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

•	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
•	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
•	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix D for additional information.

11.	OTHER INFORMATION

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your policy from our general account assets and/or from your policy value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the Subaccounts of the Separate Account. Your policy value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners, are available on our website at (www.transamerica.com/individual/what-we-do/about-us/financial strength), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

TFLIC Separate Account VNY

The Separate Account was established by TFLIC on December 14, 2004, and operates under New York law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

TFLIC owns the assets of the Separate Account, and the obligations under the policy are obligations of TFLIC. These assets are held separately from the other assets of TFLIC and are not chargeable with liabilities incurred in any other business operation of TFLIC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). TFLIC will always keep assets in the Separate Account with a value at least equal to the total policy value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of TFLIC. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of TFLIC’s general account assets or any other separate account TFLIC maintains.

The Separate Account has various Subaccounts dedicated to the policy, each of which invests solely in a corresponding Portfolio. Additional Subaccounts may be established at TFLIC’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The policy owner is the person or persons designated as the policy owner in the application to participate in the policy and who exercises all rights under the policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the policy owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.

Compensation to Investment Advisers and Broker-Dealers Selling the Policies. This policy is sold through investment advisers (“advisers”) who may charge you a fee to manage your assets. The Policies may also be offered to the public through broker-dealers (advisors and broker-dealers are referred to as “selling firms”). The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies.

There are no commission payments made by us or TCI to the selling firms. Any advisory or other ongoing fee payment is set by the selling firm and is independent of us and TCI. We are not responsible for any issues or disputes that arise of out of any fee arrangement between you and any selling firm. We have not made any independent investigation of any selling firm, nor do we endorse any selling firm or make any representations regarding their qualifications.

If you have a fee deducted directly from your policy to pay a selling firm, you will be required to provide written authorizations to us and your account value will be reduced when the payments are deducted. The fee will no longer be available for deduction after the contract is annuitized. You should be aware that payments to selling firms are separate from and in addition to any policy fees (see EXPENSES section). There may be tax consequences if you have a fee deducted directly from your policy to pay a selling firm. You should consult your tax advisor. Additionally, deductions from the contract for a fee to a selling firm may have negative consequences to any optional living benefit rider you have elected. You should consult your sales representative.

A limited number of representatives of Portsmouth Financial Services (“PFS”) a broker-dealer , “wholesale” the policies and provide sales support to the selling firms. To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), TCI and/or PFS may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms.

We and/or our affiliates may shares the costs of client appreciation events with advisor selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimis gifts, meals, tickets or other non-cash compensation in connection with the sale of the policies. These special compensation arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

No specific charge is assessed directly to policy owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

Right to Cancel Period

The period during which the policy owner may cancel the policy for a refund and we will treat the policy as void from the policy date. The period is 20 days, as specified in your policy. We will pay the refund within seven days after we receive (in good order) your written request to cancel the policy and the returned policy at our Administrative Office. You bear the risk of any decline in policy value during the Right to Cancel Period.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal tax law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in Good order at our Administrative Office. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and supporting legal documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all policy owners (exactly as registered on the policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code, or transfer qualified annuities directly to another life insurance company as a “trustee-to-trustee transfer”. Before making the exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer an annuity contract for the policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; and there may be a new surrender charge period under this annuity and other fees and charges may be higher (or lower) under this policy, and the benefits under this policy may be different. You should not exchange or transfer another annuity contract for this policy unless you determine, after knowing all of the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy. If you decide to purchase this policy through a exchange or transfer, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

You may ask us to reinstate your policy after such an exchange, transfer, full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to applicable Subaccounts. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new Accumulation Units may be worth more or less than the units you previously owned. Generally, unless you return the original check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount of the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Certain Offers

From time to time, the Company has offered (and may again offer) you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, TFLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. TFLIC will vote Fund shares as to which no timely instructions are received and those shares held by TFLIC as to which policy owners have no beneficial interest in proportion to the voting instructions that are received with respect to all policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming the there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting. Voting instructions will be solicited before such meeting in accordance with procedures established by the Portfolios.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that results from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Similarly, individual accounts are subject to the risk of unauthorized account access and transactions that target the funds in the accounts stemming from phishing schemes and other actions, or inactions by individual account holders (including the failure to maintain up –to-date security software and anti-virus programs). Such systems failures, cyber-attacks or unauthorized account access affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks, information security breaches or unauthorized account access in the future.

For a complete description regarding the Company’s policies for its websites, including the Privacy policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com /individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate or you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGE® NY VARIABLE ANNUITY STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS	3
THE POLICY—GENERAL PROVISIONS	5
PERFORMANCE INFORMATION	7
PERFORMANCE COMPARISONS	9
SAFEKEEPING OF ACCOUNT ASSETS	9
STATE REGULATION OF TFLIC	10
RECORDS AND REPORTS	10
DISTRIBUTION OF THE POLICIES	10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
OTHER INFORMATION	11
FINANCIAL STATEMENTS	11

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth	Columbia Variable Portfolio - Small Company Growth	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks Long-term capital appreciation.
DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA International Value Portfolio	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum of risk.
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II	Federated Global Investment Management Corp.
Investment Objective: Provide current income.
Federated Government Money Fund II	Federated Government Money Fund II(2)	Federated Investment Management Company
Investment Objective: Seeks to maintain a stable net asset value (NAV) of $1.00 per share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Seeks Capital appreciation.
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.
Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Fidelity® Variable Insurance Products Fund – Initial Class (Continued...)
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks Capital appreciation.
Transamerica Series Trust - Initial Class
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

TA Greystone International Growth(1)	Transamerica Greystone International Growth VP(1)	Greystone Managed Investments Inc.(1)
Investment Objective: Seek long Capital Appreciation.
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP	Janus Capital Management LLC
Investment Objective: Seeks long-term capital appreciation.
TA JPMorgan Asset Allocation – Conservative	Transamerica JPMorgan Asset Allocation - Conservative VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA JPMorgan Asset Allocation – Growth	Transamerica Asset Allocation - Growth VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks long-term capital appreciation.
TA JPMorgan Asset Allocation – Moderate	Transamerica JPMorgan Asset Allocation - Moderate VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation and current income.
TA JPMorgan Asset Allocation - Moderate Growth	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	J. P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as a secondary objective.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® .
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Miliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Miliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Seeks Maximum total return, consistent with preservation of capital and prudent investment management.
TA Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks to maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity	Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley, LLC
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
TA WMC US Growth	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Seeks to maximize long-term growth.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Vanguard® Variable Insurance Fund
Equity Index Portfolio	Equity Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Investment Objective: Seeks to provide long-term capital appreciation.
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Real Estate Index Portfolio	Real Estate Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Seeks to provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Seeks to track the performance of a broad, market-weighted bond index.
Wanger Advisors Trust
Wanger International	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Seeks long-term capital appreciation.
Wanger USA	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Seeks long-term capital appreciation.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

AB Variable Products Series Fund, Inc. – Class B
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Growth Portfolio	AB Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
Dreyfus Variable Investment Fund – Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class		Newton Investment Management North America Limited

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust – Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Seeks to maximize long-term growth.

Effective December 12, 2011, the following subaccount is closed to new investments:

Nationwide Variable Insurance Trust – Class D
NVIT Emerging Markets Fund	NVIT Emerging Markets Fund	Nationwide Fund Advisors
Investment Objective: Seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

*All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.

1.    Effective on or about May1, 2018, Transamerica MFS International Equity VP subadvised by MFS Investment Management will be renamed Transamerica Greystone International Growth VP subadvised by Greystone Managed Investments Inc.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B	2017	$1.269896	$1.721399	0.000
Subaccount Inception Date February 2, 2006	2016	$1.288138	$1.269896	0.000
	2015	$1.261809	$1.288138	0.000
	2014	$1.210564	$1.261809	0.000
	2013	$0.990200	$1.210564	0.000
	2012	$0.879243	$0.990200	0.000
	2011	$1.154282	$0.879243	0.000
	2010	$0.978752	$1.154282	0.000
	2009	$0.642636	$0.978752	0.000
	2008	$1.230015	$0.642636	0.000
AB Growth Portfolio - Class B	2017	$1.706401	$2.276563	0.000
Subaccount Inception Date February 2, 2006	2016	$1.701266	$1.706401	0.000
	2015	$1.571992	$1.701266	0.000
	2014	$1.399252	$1.571992	0.000
	2013	$1.052111	$1.399252	0.000
	2012	$0.931442	$1.052111	0.000
	2011	$0.927569	$0.931442	0.000
	2010	$0.812466	$0.927569	0.000
	2009	$0.614849	$0.812466	0.000
	2008	$1.077017	$0.614849	0.000
AB Large Cap Growth Portfolio - Class B	2017	$1.862540	$2.439072	0.000
Subaccount Inception Date February 2, 2006	2016	$1.829677	$1.862540	0.000
	2015	$1.659597	$1.829677	0.000
	2014	$1.465859	$1.659597	0.000
	2013	$1.075868	$1.465859	0.000
	2012	$0.926983	$1.075868	0.000
	2011	$0.968416	$0.926983	0.000
	2010	$0.886577	$0.968416	0.000
	2009	$0.650198	$0.886577	0.000
	2008	$1.086395	$0.650198	0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1	2017	$1.738443	$2.234642	0.000
Subaccount Inception Date February 2, 2006	2016	$1.550418	$1.738443	0.000
	2015	$1.501512	$1.550418	0.000
	2014	$1.583190	$1.501512	0.000
	2013	$1.133269	$1.583190	0.000
	2012	$1.017410	$1.133269	0.000
	2011	$1.083072	$1.017410	0.000
	2010	$0.848297	$1.083072	0.000
	2009	$0.678793	$0.848297	0.000
	2008	$1.153436	$0.678793	0.000

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Global Bond Portfolio	2017	$1.381185	$1.402675	743,357.841
Subaccount Inception Date February 2, 2006	2016	$1.365197	$1.381185	752,551.001
	2015	$1.351779	$1.365197	696,931.143
	2014	$1.321101	$1.351779	959,790.874
	2013	$1.333034	$1.321101	940,163.482
	2012	$1.278319	$1.333034	962,835.292
	2011	$1.229848	$1.278319	782,274.539
	2010	$1.171800	$1.229848	788,933.675
	2009	$1.124131	$1.171800	394,984.763
	2008	$1.082097	$1.124131	452,515.425
DFA - VA International Small Portfolio	2017	$1.598419	$2.065775	101,055.661
Subaccount Inception Date February 2, 2006	2016	$1.512907	$1.598419	110,671.554
	2015	$1.437649	$1.512907	144,761.908
	2014	$1.534201	$1.437649	179,678.257
	2013	$1.213998	$1.534201	190,123.891
	2012	$1.022238	$1.213998	168,213.314
	2011	$1.206695	$1.022238	143,000.950
	2010	$0.972205	$1.206695	197,380.274
	2009	$0.698910	$0.972205	214,567.720
	2008	$1.230305	$0.698910	249,243.831
DFA - VA International Value Portfolio	2017	$1.211711	$1.516107	122,021.924
Subaccount Inception Date February 2, 2006	2016	$1.116653	$1.211711	190,226.879
	2015	$1.206793	$1.116653	249,209.126
	2014	$1.306993	$1.206793	265,207.557
	2013	$1.080291	$1.306993	250,383.027
	2012	$0.928548	$1.080291	224,103.329
	2011	$1.124216	$0.928548	256,967.253
	2010	$1.022731	$1.124216	398,610.693
	2009	$0.745515	$1.022731	483,544.932
	2008	$1.383262	$0.745515	483,284.765
DFA - VA Short-Term Fixed Portfolio	2017	$1.135451	$1.138714	240,078.189
Subaccount Inception Date February 2, 2006	2016	$1.132744	$1.135451	147,303.894
	2015	$1.135523	$1.132744	131,898.538
	2014	$1.140067	$1.135523	178,755.760
	2013	$1.143397	$1.140067	147,509.672
	2012	$1.140076	$1.143397	136,477.587
	2011	$1.141380	$1.140076	307,931.658
	2010	$1.135029	$1.141380	260,169.585
	2009	$1.120381	$1.135029	67,412.950
	2008	$1.083669	$1.120381	28,263.520
DFA - VA U.S. Large Value Portfolio	2017	$2.059668	$2.439275	231,509.615
Subaccount Inception Date February 2, 2006	2016	$1.742168	$2.059668	283,274.026
	2015	$1.813535	$1.742168	321,173.146
	2014	$1.672657	$1.813535	348,838.883
	2013	$1.193623	$1.672657	348,423.176
	2012	$0.984242	$1.193623	356,268.241
	2011	$1.024770	$0.984242	393,414.082
	2010	$0.854205	$1.024770	542,205.522
	2009	$0.661052	$0.854205	724,497.553
	2008	$1.106003	$0.661052	647,771.308
DFA - VA U.S. Targeted Value Portfolio	2017	$1.943083	$2.121204	193,723.067
Subaccount Inception Date February 2, 2006	2016	$1.532468	$1.943083	200,861.798
	2015	$1.625928	$1.532468	234,920.730
	2014	$1.576443	$1.625928	252,153.152
	2013	$1.096007	$1.576443	266,384.816
	2012	$0.917507	$1.096007	258,095.222
	2011	$0.966495	$0.917507	241,224.568
	2010	$0.752938	$0.966495	303,826.646
	2009	$0.597927	$0.752938	392,483.365
	2008	$0.953405	$0.597927	354,203.014

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Dreyfus - VIF Appreciation - Service Class	2017	$1.877183	$2.371182	0.000
Subaccount Inception Date February 2, 2006	2016	$1.753614	$1.877183	0.000
	2015	$1.812452	$1.753614	0.000
	2014	$1.690143	$1.812452	0.000
	2013	$1.406517	$1.690143	0.000
	2012	$1.284114	$1.406517	0.000
	2011	$1.187395	$1.284114	0.000
	2010	$1.037792	$1.187395	0.000
	2009	$0.853722	$1.037792	0.000
	2008	$1.221479	$0.853722	0.000
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class	2017	$1.976584	$2.261440	0.000
Subaccount Inception Date February 2, 2006	2016	$1.805497	$1.976584	0.000
	2015	$1.879617	$1.805497	0.000
	2014	$1.670580	$1.879617	0.000
	2013	$1.253597	$1.670580	0.000
	2012	$1.128514	$1.253597	0.000
	2011	$1.127366	$1.128514	0.000
	2010	$0.989624	$1.127366	0.000
	2009	$0.745696	$0.989624	0.000
	2008	$1.146202	$0.745696	0.000
Federated Fund for U.S. Government Securities II	2017	$1.372507	$1.391280	90,099.183
Subaccount Inception Date February 2, 2006	2016	$1.358225	$1.372507	84,623.869
	2015	$1.358659	$1.358225	81,490.953
	2014	$1.305783	$1.358659	42,076.913
	2013	$1.340450	$1.305783	20,200.592
	2012	$1.308907	$1.340450	20,200.592
	2011	$1.244202	$1.308907	20,200.592
	2010	$1.189573	$1.244202	20,213.273
	2009	$1.136892	$1.189573	20,227.471
	2008	$1.096257	$1.136892	20,243.891
Federated Government Money Fund II	2017	$1.059212	$1.056731	68,441.913
Subaccount Inception Date February 2, 2006	2016	$1.065050	$1.059212	139,348.198
	2015	$1.070884	$1.065050	80,209.067
	2014	$1.076735	$1.070884	573,914.462
	2013	$1.082628	$1.076735	242,977.127
	2012	$1.088556	$1.082628	242,977.127
	2011	$1.094439	$1.088556	242,977.127
	2010	$1.100434	$1.094439	118,243.132
	2009	$1.101521	$1.100434	20,914.613
	2008	$1.080143	$1.101521	22,483.511
Federated High Income Bond Fund II – Primary Shares	2017	$2.053100	$2.183610	17,129.355
Subaccount Inception Date February 2, 2006	2016	$1.797931	$2.053100	16,074.973
	2015	$1.855554	$1.797931	13,145.373
	2014	$1.816845	$1.855554	6,486.842
	2013	$1.707503	$1.816845	2,494.807
	2012	$1.496934	$1.707503	2,228.740
	2011	$1.431192	$1.496934	4,626.789
	2010	$1.254303	$1.431192	6,545.027
	2009	$0.825120	$1.254303	20,545.401
	2008	$1.121078	$0.825120	11,722.243
Federated Managed Tail Risk Fund II – Primary Shares	2017	$1.134712	$1.252081	0.000
Subaccount Inception Date March 11, 2010	2016	$1.190912	$1.134712	0.000
	2015	$1.277828	$1.190912	0.000
	2014	$1.297409	$1.277828	0.000
	2013	$1.120234	$1.297409	0.000
	2012	$1.022406	$1.120234	0.000
	2011	$1.085469	$1.022406	0.000
	2010	$1.000000	$1.085469	0.000

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Volatility Fund II	2017	$1.905263	$2.238036	1,195.967
Subaccount Inception Date February 2, 2006	2016	$1.778925	$1.905263	1,200.668
	2015	$1.934936	$1.778925	1,205.748
	2014	$1.872361	$1.934936	1,210.679
	2013	$1.546431	$1.872361	1,215.831
	2012	$1.369426	$1.546431	1,221.320
	2011	$1.314207	$1.369426	1,227.446
	2010	$1.178971	$1.314207	1,233.831
	2009	$0.924131	$1.178971	1,240.933
	2008	$1.167069	$0.924131	1,249.232
Fidelity VIP Contrafund® Portfolio – Initial Class	2017	$1.913316	$2.319149	35,584.811
Subaccount Inception Date May 1, 2006	2016	$1.781214	$1.913316	35,092.262
	2015	$1.779080	$1.781214	42,116.223
	2014	$1.598014	$1.779080	80,140.546
	2013	$1.223888	$1.598014	87,551.144
	2012	$1.057117	$1.223888	75,252.120
	2011	$1.090458	$1.057117	103,878.287
	2010	$0.935408	$1.090458	101,492.611
	2009	$0.693067	$0.935408	117,213.281
	2008	$1.212285	$0.693067	91,356.923
Fidelity VIP Mid Cap Portfolio - Initial Class	2017	$2.049571	$2.462573	0.000
Subaccount Inception Date February 2, 2006	2016	$1.836167	$2.049571	0.000
	2015	$1.872270	$1.836167	0.000
	2014	$1.771225	$1.872270	0.000
	2013	$1.307317	$1.771225	0.000
	2012	$1.144765	$1.307317	0.000
	2011	$1.287708	$1.144765	0.000
	2010	$1.005006	$1.287708	11,502.606
	2009	$0.721362	$1.005006	21,582.520
	2008	$1.197776	$0.721362	15,357.823
Fidelity VIP Value Strategies Portfolio - Initial Class	2017	$1.854951	$2.201919	0.000
Subaccount Inception Date February 2, 2006	2016	$1.701394	$1.854951	0.000
	2015	$1.763441	$1.701394	0.000
	2014	$1.660323	$1.763441	0.000
	2013	$1.279342	$1.660323	0.000
	2012	$1.010676	$1.279342	0.000
	2011	$1.114364	$1.010676	0.000
	2010	$0.884822	$1.114364	0.000
	2009	$0.564572	$0.884822	0.000
	2008	$1.162377	$0.564572	0.000
NVIT Emerging Markets Fund – Class D	2017	$9.842710	$13.811622	39.533
Subaccount Inception Date August 4, 2016	2016	$10.070916	$9.842710	58.774
TA Barrow Hanley Dividend Focused - Initial Class	2017	$1.981070	$2.293928	21,689.612
Subaccount Inception Date November 19, 2009	2016	$1.733420	$1.981070	20,715.979
	2015	$1.807942	$1.733420	19,210.861
	2014	$1.620652	$1.807942	5,627.047
	2013	$1.251171	$1.620652	0.00
	2012	$1.126081	$1.251171	0.000
	2011	$1.102115	$1.126081	0.000
	2010	$1.003382	$1.102115	47,056.974
	2009	$0.984675	$1.003382	44,802.397
TA Clarion Global Real Estate Securities - Initial Class	2017	$1.445160	$1.599953	9,138.068
Subaccount Inception Date February 2, 2006	2016	$1.444070	$1.445160	8,858.611
	2015	$1.460794	$1.444070	8,139.273
	2014	$1.293393	$1.460794	4,201.185
	2013	$1.251743	$1.293393	2,501.822
	2012	$1.004903	$1.251743	2,539.707
	2011	$1.071911	$1.004903	2,578.157
	2010	$0.931820	$1.071911	5,730.703
	2009	$0.702263	$0.931820	6,146.340
	2008	$1.225489	$0.702263	6,576.203

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Greystone International Growth - Initial Class(1)	2017	$1.388654	$1.757353	421.984
Subaccount Inception Date February 2, 2006	2016	$1.395182	$1.388654	627.373
	2015	$1.401789	$1.395182	627.763
	2014	$1.486415	$1.401789	2,910.654
	2013	$1.265621	$1.486415	4,591.786
	2012	$1.041797	$1.265621	4,426.438
	2011	$1.164642	$1.041797	4,535.309
	2010	$1.059809	$1.164642	5,026.196
	2009	$0.803142	$1.059809	4,803.516
	2008	$1.248014	$0.803142	5,024.338
TA Janus Mid-Cap Growth - Initial Class	2017	$1.817826	$2.332351	0.000
Subaccount Inception Date February 2, 2006	2016	$1.865935	$1.817826	0.000
	2015	$1.975599	$1.865935	0.000
	2014	$1.986172	$1.975599	0.000
	2013	$1.435302	$1.986172	0.000
	2012	$1.323085	$1.435302	0.000
	2011	$1.426031	$1.323085	0.000
	2010	$1.070845	$1.426031	0.000
	2009	$0.670614	$1.070845	0.000
	2008	$1.255459	$0.670614	0.000
TA JPMorgan Asset Allocation - Conservative - Initial Class(2)	2017	$1.456725	$1.634365	0.000
Subaccount Inception Date February 2, 2006	2016	$1.400000	$1.456725	0.000
	2015	$1.435791	$1.400000	0.000
	2014	$1.412752	$1.435791	0.000
	2013	$1.298877	$1.412752	0.000
	2012	$1.215376	$1.298877	0.000
	2011	$1.190439	$1.215376	0.000
	2010	$1.098846	$1.190439	0.000
	2009	$0.882317	$1.098846	0.000
	2008	$1.125606	$0.882317	0.000
TA JPMorgan Asset Allocation - Growth - Initial Class(3)	2017	$1.458631	$1.808034	0.000
Subaccount Inception Date February 2, 2006	2016	$1.382615	$1.458631	0.000
	2015	$1.417577	$1.382615	0.000
	2014	$1.387496	$1.417577	0.000
	2013	$1.100168	$1.387496	0.000
	2012	$0.982479	$1.100168	0.000
	2011	$1.044454	$0.982479	0.000
	2010	$0.913607	$1.044454	0.000
	2009	$0.707632	$0.913607	0.000
	2008	$1.178708	$0.707632	0.000

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Moderate - Initial Class(4)	2017	$1.504899	$1.743142	175,325.212
Subaccount Inception Date February 2, 2006	2016	$1.433392	$1.504899	175,325.212
	2015	$1.474106	$1.433392	175,325.212
	2014	$1.442308	$1.474106	175,325.212
	2013	$1.277746	$1.442308	175,325.212
	2012	$1.174031	$1.277746	175,325.212
	2011	$1.173601	$1.174031	175,325.212
	2010	$1.069125	$1.173601	131,080.093
	2009	$0.850464	$1.069125	0.000
	2008	$1.155068	$0.850464	0.000
TA JPMorgan Asset Allocation Moderate Growth - Initial Class(5)	2017	$1.493371	$1.778893	0.000
Subaccount Inception Date February 2, 2006	2016	$1.409308	$1.493371	0.000
	2015	$1.449432	$1.409308	0.000
	2014	$1.420852	$1.449432	0.000
	2013	$1.196711	$1.420852	0.000
	2012	$1.087545	$1.196711	0.000
	2011	$1.115970	$1.087545	0.000
	2010	$0.995418	$1.115970	0.000
	2009	$0.780985	$0.995418	0.000
	2008	$1.167949	$0.780985	0.000
TA JPMorgan Enhanced Index - Initial Class	2017	$2.063523	$2.486388	3,988.471
Subaccount Inception Date February 2, 2006	2016	$1.863338	$2.063523	3,988.471
	2015	$1.874972	$1.863338	11,967.973
	2014	$1.651077	$1.874972	11,967.973
	2013	$1.252789	$1.651077	11,967.973
	2012	$1.082690	$1.252789	30,676.003
	2011	$1.080644	$1.082690	30,676.003
	2010	$0.943418	$1.080644	30,676.003
	2009	$0.732003	$0.943418	30,676.003
	2008	$1.174848	$0.732003	30,676.003

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class	2017	$1.353836	$1.531171	198,735.141
Subaccount Inception Date May 1, 2008	2016	$1.309666	$1.353836	198,735.141
	2015	$1.336896	$1.309666	198,735.141
	2014	$1.282554	$1.336896	198,735.141
	2013	$1.153884	$1.282554	198,735.141
	2012	$1.067670	$1.153884	198,735.141
	2011	$1.056959	$1.067670	198,735.141
	2010	$0.956826	$1.056959	149,449.443
	2009	$0.824965	$0.956826	0.000
	2008	$1.000000	$0.824965	0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.363192 $1.305774 $1.355948 $1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318 $1.000000	$1.610403 $1.363192 $1.305774 $1.355948 $1.308832 $1.105100 $0.994000 $1.008092 $0.895838 $0.728318	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date February 2, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.124913 $2.186047 $1.966286 $1.865124 $1.265019 $1.100846 $1.175128 $0.927198 $0.728870 $1.151702	$3.034592 $2.124913 $2.186047 $1.966286 $1.865124 $1.265019 $1.100846 $1.175128 $0.927198 $0.728870	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Initial Class	2017	$1.822462	$2.068740	0.000
Subaccount Inception Date April 29, 2010	2016	$1.698702	$1.822462	0.000
	2015	$1.704384	$1.698702	0.000
	2014	$1.546583	$1.704384	0.000
	2013	$1.316836	$1.546583	0.000
	2012	$1.176266	$1.316836	0.000
	2011	$1.136839	$1.176266	0.000
	2010	$1.000000	$1.136839	0.000
TA PIMCO Total Return – Initial Class	2017	$1.560488	$1.627794	149,006.299
Subaccount Inception Date February 2, 2006	2016	$1.527622	$1.560488	148,086.245
	2015	$1.525490	$1.527622	143,030.711
	2014	$1.465390	$1.525490	129,675.021
	2013	$1.511953	$1.465390	122,631.832
	2012	$1.413591	$1.511953	132,373.943
	2011	$1.337499	$1.413591	136,261.543
	2010	$1.254598	$1.337499	176,675.377
	2009	$1.087169	$1.254598	178,348.236
	2008	$1.124563	$1.087169	170,778.496
TA Small/Mid Cap Value – Initial Class	2017	$2.026493	$2.328895	0.000
Subaccount Inception Date May 1, 2008	2016	$1.682224	$2.026493	0.000
	2015	$1.735067	$1.682224	0.000
	2014	$1.657974	$1.735067	0.000
	2013	$1.222947	$1.657974	0.000
	2012	$1.056566	$1.222947	0.000
	2011	$1.091360	$1.056566	0.000
	2010	$0.841446	$1.091360	0.000
	2009	$0.590776	$0.841446	0.000
	2008	$1.000000	$0.590776	0.000

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap – Initial Class	2017	$2.422137	$2.948284	13,553.953
Subaccount Inception Date May 1, 2006	2016	$2.189730	$2.422137	12,908.877
	2015	$2.149462	$2.189730	9,953.717
	2014	$2.028426	$2.149462	6,239.308
	2013	$1.415681	$2.028426	4,349.300
	2012	$1.230432	$1.415681	4,451.334
	2011	$1.216589	$1.230432	4,647.035
	2010	$0.910011	$1.216589	18,645.443
	2009	$0.659690	$0.910011	21,751.229
	2008	$1.040547	$0.659690	16,248.549
TA TS&W International Equity - Initial Class	2017	$1.278818	$1.563222	0.000
Subaccount Inception Date February 2, 2006	2016	$1.272125	$1.278818	0.000
	2015	$1.262499	$1.272125	0.000
	2014	$1.338856	$1.262499	2,501.443
	2013	$1.082680	$1.338856	4,368.017
	2012	$0.932472	$1.082680	4,267.714
	2011	$1.093963	$0.932472	11,503.189
	2010	$1.014002	$1.093963	11,644.663
	2009	$0.809935	$1.014002	11,126.921
	2008	$1.331426	$0.809935	8,728.816
TA WMC US Growth - Initial Class	2017	$1.662245	$2.135839	1,544.203
Subaccount Inception Date February 2, 2006	2016	$1.625681	$1.662245	2,295.797
	2015	$1.529867	$1.625681	2,297.226
	2014	$1.384552	$1.529867	2,298.707
	2013	$1.050974	$1.384552	2,300.258
	2012	$0.933818	$1.050974	2,301.868
	2011	$0.975348	$0.933818	2,303.618
	2010	$0.832456	$0.975348	2,420.710
	2009	$0.647882	$0.832456	2,402.496
	2008	$1.206531	$0.647882	2,207.335
Vanguard - Equity Index	2017	$2.071273	$2.506111	59,729.178
Subaccount Inception Date February 2, 2006	2016	$1.862641	$2.071273	78,105.400
	2015	$1.849463	$1.862641	111,294.540
	2014	$1.638354	$1.849463	183,677.973
	2013	$1.246307	$1.638354	211,360.054
	2012	$1.081663	$1.246307	220,062.033
	2011	$1.066975	$1.081663	205,897.986
	2010	$0.933599	$1.066975	152,730.441
	2009	$0.742402	$0.933599	185,305.321
	2008	$1.183711	$0.742402	157,231.493
Vanguard – International	2017	$1.139364	$1.616722	47,135.676
Subaccount Inception Date May 1, 2007	2016	$1.124515	$1.139364	64,603.274
	2015	$1.139447	$1.124515	60,252.322
	2014	$1.219565	$1.139447	41,018.645
	2013	$0.994896	$1.219565	33,682.309
	2012	$0.832703	$0.994896	33,822.904
	2011	$0.968367	$0.832703	26,827.343
	2010	$0.841396	$0.968367	839.130
	2009	$0.592522	$0.841396	1,050.455
	2008	$1.081634	$0.592522	29,552.253
Vanguard - Mid-Cap Index	2017	$2.121718	$2.512754	41,890.154
Subaccount Inception Date February 2, 2006	2016	$1.919979	$2.121718	49,849.661
	2015	$1.958644	$1.919979	59,010.575
	2014	$1.733739	$1.958644	58,550.094
	2013	$1.291995	$1.733739	53,324.551
	2012	$1.121728	$1.291995	56,866.444
	2011	$1.151335	$1.121728	51,922.388
	2010	$0.923405	$1.151335	15,546.030
	2009	$0.661445	$0.923405	16,903.290
	2008	$1.143091	$0.661445	22,439.326

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard – Real Estate Index Portfolio	2017	$1.930227	$2.011397	32,306.125
Subaccount Inception Date February 2, 2006	2016	$1.791146	$1.930227	39,371.794
	2015	$1.761819	$1.791146	38,934.127
	2014	$1.361553	$1.761819	56,467.339
	2013	$1.337846	$1.361553	56,634.460
	2012	$1.145279	$1.337846	54,063.351
	2011	$1.061960	$1.145279	42,739.015
	2010	$0.832583	$1.061960	23,874.819
	2009	$0.648244	$0.832583	28,715.929
	2008	$1.038720	$0.648244	30,184.947
Vanguard – Short-Term Investment-Grade	2017	$1.375256	$1.396350	341,136.748
Subaccount Inception Date February 2, 2006	2016	$1.346250	$1.375256	347,502.396
	2015	$1.338583	$1.346250	363,992.277
	2014	$1.322685	$1.338583	275,345.903
	2013	$1.315832	$1.322685	244,962.109
	2012	$1.267131	$1.315832	220,439.661
	2011	$1.248884	$1.267131	172,516.681
	2010	$1.193457	$1.248884	143,514.145
	2009	$1.053952	$1.193457	115,359.072
	2008	$1.097692	$1.053952	267,362.434
Vanguard - Total Bond Market Index	2017	$1.487903	$1.531310	377,508.461
Subaccount Inception Date February 2, 2006	2016	$1.459994	$1.487903	404,692.680
	2015	$1.463137	$1.459994	452,197.652
	2014	$1.389331	$1.463137	401,975.971
	2013	$1.429710	$1.389331	373,847.031
	2012	$1.382004	$1.429710	327,876.746
	2011	$1.290819	$1.382004	310,410.748
	2010	$1.218709	$1.290819	357,382.707
	2009	$1.156693	$1.218709	357,180.317
	2008	$1.105276	$1.156693	324,817.066
Wanger International	2017	$1.679537	$2.220138	1,341.326
Subaccount Inception Date February 2, 2006	2016	$1.712874	$1.679537	1,483.776
	2015	$1.720635	$1.712874	7,138.782
	2014	$1.809794	$1.720635	13,944.713
	2013	$1.487120	$1.809794	13,879.626
	2012	$1.230092	$1.487120	15,531.351
	2011	$1.448656	$1.230092	16,367.679
	2010	$1.166055	$1.448656	12,337.967
	2009	$0.782784	$1.166055	12,789.672
	2008	$1.446920	$0.782784	9,897.123
Wanger USA	2017	$1.985578	$2.361432	845.205
Subaccount Inception Date February 2, 2006	2016	$1.756097	$1.985578	1,256.582
	2015	$1.776585	$1.756097	1,257.362
	2014	$1.704787	$1.776585	6,201.727
	2013	$1.281591	$1.704787	8,270.775
	2012	$1.073758	$1.281591	23,004.020
	2011	$1.118728	$1.073758	23,593.107
	2010	$0.911931	$1.118728	23,151.399
	2009	$0.644706	$0.911931	23,677.123
	2008	$1.074810	$0.644706	30,682.916

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B	2017	$1.262976	$1.711164	0.000
Subaccount Inception Date February 2, 2006	2016	$1.281752	$1.262976	0.000
	2015	$1.256189	$1.281752	0.000
	2014	$1.205774	$1.256189	0.000
	2013	$0.986780	$1.205774	0.000
	2012	$0.876656	$0.986780	0.000
	2011	$1.151458	$0.876656	0.000
	2010	$0.976836	$1.151458	0.000
	2009	$0.641705	$0.976836	0.000
	2008	$1.228829	$0.641705	0.000
AB Growth Portfolio - Class B	2017	$1.697189	$2.263156	0.000
Subaccount Inception Date February 2, 2006	2016	$1.692919	$1.697189	0.000
	2015	$1.565054	$1.692919	0.000
	2014	$1.393757	$1.565054	0.000
	2013	$1.048501	$1.393757	0.000
	2012	$0.928718	$1.048501	0.000
	2011	$0.925312	$0.928718	0.000
	2010	$0.810887	$0.925312	0.000
	2009	$0.613955	$0.810887	0.000
	2008	$1.075987	$0.613955	0.000
AB Large Cap Growth Portfolio - Class B	2017	$1.852478	$2.424708	0.000
Subaccount Inception Date February 2, 2006	2016	$1.820699	$1.852478	0.000
	2015	$1.652270	$1.820699	0.000
	2014	$1.460115	$1.652270	0.000
	2013	$1.072178	$1.460115	0.000
	2012	$0.924264	$1.072178	0.000
	2011	$0.966051	$0.924264	0.000
	2010	$0.884859	$0.966051	0.000
	2009	$0.649254	$0.884859	0.000
	2008	$1.085364	$0.649254	0.000
Columbia Variable Portfolio - Small Company Growth Fund - Class 1	2017	$1.729061	$2.221477	0.000
Subaccount Inception Date February 2, 2006	2016	$1.542812	$1.729061	0.000
	2015	$1.494896	$1.542812	0.000
	2014	$1.577001	$1.494896	0.000
	2013	$1.129396	$1.577001	4,623.311
	2012	$1.014439	$1.129396	5,539.349
	2011	$1.080448	$1.014439	5,562.985
	2010	$0.846663	$1.080448	5,071.220
	2009	$0.677824	$0.846663	5,708.881
	2008	$1.152361	$0.677824	0.000
DFA - VA Global Bond Portfolio	2017	$1.373702	$1.394363	537,855.207
Subaccount Inception Date February 2, 2006	2016	$1.358472	$1.373702	456,501.264
	2015	$1.345779	$1.358472	407,188.518
	2014	$1.315906	$1.345779	511,740.622
	2013	$1.328472	$1.315906	385,192.246
	2012	$1.274590	$1.328472	198,668.073
	2011	$1.226869	$1.274590	89,674.548
	2010	$1.169543	$1.226869	81,904.039
	2009	$1.122521	$1.169543	54,269.742
	2008	$1.081090	$1.122521	1,939.294
DFA - VA International Small Portfolio	2017	$1.589749	$2.053555	181,331.278
Subaccount Inception Date February 2, 2006	2016	$1.505446	$1.589749	184,228.915
	2015	$1.431266	$1.505446	199,251.855
	2014	$1.528152	$1.431266	220,094.344
	2013	$1.209831	$1.528152	172,657.339
	2012	$1.019248	$1.209831	117,477.727
	2011	$1.203773	$1.019248	60,728.042
	2010	$0.970336	$1.203773	51,352.973
	2009	$0.697909	$0.970336	47,013.463
	2008	$1.229156	$0.697909	28,040.004

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA International Value Portfolio	2017	$1.205178	$1.507195	460,804.517
Subaccount Inception Date February 2, 2006	2016	$1.111195	$1.205178	480,368.429
	2015	$1.201503	$1.111195	425,424.587
	2014	$1.301917	$1.201503	361,082.295
	2013	$1.076623	$1.301917	299,897.174
	2012	$0.925854	$1.076623	206,640.360
	2011	$1.121514	$0.925854	146,375.718
	2010	$1.020762	$1.121514	137,141.905
	2009	$0.744449	$1.020762	133,955.348
	2008	$1.381974	$0.744449	109,180.691
DFA - VA Short-Term Fixed Portfolio	2017	$1.128780	$1.131343	613,688.203
Subaccount Inception Date February 2, 2006	2016	$1.126571	$1.128780	524,234.659
	2015	$1.129977	$1.126571	453,333.088
	2014	$1.135185	$1.129977	450,406.505
	2013	$1.139162	$1.135185	330,149.384
	2012	$1.136496	$1.139162	151,721.905
	2011	$1.138443	$1.136496	45,882.668
	2010	$1.132762	$1.138443	38,705.130
	2009	$1.118704	$1.132762	35,107.168
	2008	$1.082614	$1.118704	53,037.050
DFA - VA U.S. Large Value Portfolio	2017	$2.048545	$2.424912	924,999.053
Subaccount Inception Date February 2, 2006	2016	$1.733596	$2.048545	922,442.832
	2015	$1.805510	$1.733596	980,162.270
	2014	$1.665088	$1.805510	852,727.464
	2013	$1.189521	$1.665088	711,760.854
	2012	$0.981354	$1.189521	525,704.040
	2011	$1.022273	$0.981354	278,711.986
	2010	$0.852543	$1.022273	242,502.962
	2009	$0.660101	$0.852543	262,254.437
	2008	$1.104947	$0.660101	152,799.560
DFA - VA U.S. Targeted Value Portfolio	2017	$1.932615	$2.108730	214,520.607
Subaccount Inception Date February 2, 2006	2016	$1.524959	$1.932615	207,371.754
	2015	$1.618760	$1.524959	282,134.868
	2014	$1.570265	$1.618760	185,099.589
	2013	$1.092258	$1.570265	190,505.530
	2012	$0.914825	$1.092258	201,324.087
	2011	$0.964155	$0.914825	184,056.690
	2010	$0.751483	$0.964155	175,866.497
	2009	$0.597057	$0.751483	174,540.382
	2008	$0.952487	$0.597057	160,050.420
Dreyfus - VIF Appreciation - Service Class	2017	$1.867007	$2.357160	0.000
Subaccount Inception Date February 2, 2006	2016	$1.744977	$1.867007	0.000
	2015	$1.804417	$1.744977	0.000
	2014	$1.683476	$1.804417	0.000
	2013	$1.401662	$1.683476	0.000
	2012	$1.280330	$1.401662	0.000
	2011	$1.184493	$1.280330	0.000
	2010	$1.035781	$1.184493	0.000
	2009	$0.852492	$1.035781	0.000
	2008	$1.220332	$0.852492	0.000
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class	2017	$1.965858	$2.248065	0.000
Subaccount Inception Date February 2, 2006	2016	$1.796583	$1.965858	0.000
	2015	$1.871279	$1.796583	0.000
	2014	$1.663992	$1.871279	0.000
	2013	$1.249274	$1.663992	0.000
	2012	$1.125181	$1.249274	0.000
	2011	$1.124587	$1.125181	0.000
	2010	$0.987679	$1.124587	0.000
	2009	$0.744612	$0.987679	0.000
	2008	$1.145110	$0.744612	0.000

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Fund for U.S. Government Securities II	2017	$1.365083	$1.383072	31,055.511
Subaccount Inception Date February 2, 2006	2016	$1.351539	$1.365083	28,386.590
	2015	$1.352644	$1.351539	29,378.244
	2014	$1.300658	$1.352644	28,353.145
	2013	$1.335865	$1.300658	26,549.061
	2012	$1.305090	$1.335865	23,551.014
	2011	$1.241189	$1.305090	32,079.220
	2010	$1.187285	$1.241189	34,301.171
	2009	$1.135272	$1.187285	35,063.290
	2008	$1.095240	$1.135272	47,387.915
Federated Government Money Fund II	2017	$1.053216	$1.050225	509,471.092
Subaccount Inception Date February 2, 2006	2016	$1.059473	$1.053216	600,070.477
	2015	$1.065737	$1.059473	2,528.246
	2014	$1.072168	$1.065737	2,528.246
	2013	$1.078681	$1.072168	2,528.246
	2012	$1.085230	$1.078681	2,528.246
	2011	$1.091757	$1.085230	10,684.795
	2010	$1.098319	$1.091757	2,941.365
	2009	$1.099935	$1.098319	2,580.242
	2008	$1.079113	$1.099935	1,961.153
Federated High Income Bond Fund II	2017	$2.041880	$2.170612	2,635.003
Subaccount Inception Date February 2, 2006	2016	$1.788992	$2.041880	3,069.070
	2015	$1.847234	$1.788992	3,436.599
	2014	$1.809616	$1.847234	3,806.294
	2013	$1.701575	$1.809616	5,744.745
	2012	$1.492483	$1.701575	5,482.625
	2011	$1.427653	$1.492483	16,746.512
	2010	$1.251822	$1.427653	23,882.274
	2009	$0.823898	$1.251822	41,476.988
	2008	$1.119987	$0.823898	35,324.182
Federated Managed Tail Risk Fund II	2017	$1.130843	$1.247191	0.000
Subaccount Inception Date March 11, 2010	2016	$1.187448	$1.130843	0.000
	2015	$1.274752	$1.187448	0.000
	2014	$1.294930	$1.274752	0.000
	2013	$1.118662	$1.294930	0.000
	2012	$1.021485	$1.118662	0.000
	2011	$1.085037	$1.021485	4,200.927
	2010	$1.000000	$1.085037	6,717.499
Federated Managed Volatility Fund II	2017	$1.894930	$2.224800	0.000
Subaccount Inception Date February 2, 2006	2016	$1.770148	$1.894930	0.000
	2015	$1.926340	$1.770148	0.000
	2014	$1.864958	$1.926340	0.000
	2013	$1.541075	$1.864958	0.000
	2012	$1.365366	$1.541075	0.000
	2011	$1.310968	$1.365366	0.000
	2010	$1.176647	$1.310968	0.000
	2009	$0.922779	$1.176647	0.000
	2008	$1.165958	$0.922779	0.000
Fidelity VIP Contrafund® Portfolio – Initial Class	2017	$1.903242	$2.305794	2,507.728
Subaccount Inception Date May 1, 2006	2016	$1.772713	$1.903242	3,448.875
	2015	$1.771466	$1.772713	4,495.224
	2014	$1.591965	$1.771466	5,547.710
	2013	$1.219851	$1.591965	2,293.237
	2012	$1.054158	$1.219851	2,522.572
	2011	$1.087948	$1.054158	2,670.182
	2010	$0.933714	$1.087948	2,552.912
	2009	$0.692148	$0.933714	55,227.891
	2008	$1.211275	$0.692148	30,640.320

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio - Initial Class	2017	$2.038437	$2.447981	45,097.318
Subaccount Inception Date February 2, 2006	2016	$1.827098	$2.038437	44,919.016
	2015	$1.863955	$1.827098	0.000
	2014	$1.764233	$1.863955	0.000
	2013	$1.302798	$1.764233	0.000
	2012	$1.141382	$1.302798	0.000
	2011	$1.284538	$1.141382	0.000
	2010	$1.003025	$1.284538	0.000
	2009	$0.720296	$1.003025	0.000
	2008	$1.196617	$0.720296	0.000
				0.000
Fidelity VIP Value Strategies Portfolio - Initial Class	2017	$1.844897	$2.188915	25,911.464
Subaccount Inception Date February 2, 2006	2016	$1.693011	$1.844897	25,526.139
	2015	$1.755613	$1.693011	0.000
	2014	$1.653774	$1.755613	0.000
	2013	$1.274927	$1.653774	0.000
	2012	$1.007694	$1.274927	0.000
	2011	$1.111636	$1.007694	0.000
	2010	$0.883101	$1.111636	0.000
	2009	$0.563757	$0.883101	10,280.837
	2008	$1.161281	$0.563757	0.000
NVIT Emerging Markets Fund – Class D	2017	$9.840733	$13.802020	249.835
Subaccount Inception Date August 4, 2016	2016	$10.070903	$9.840733	264.575
TA Barrow Hanley Dividend Focused - Initial Class	2017	$1.974043	$2.284652	0.000
Subaccount Inception Date November 19, 2009	2016	$1.728119	$1.974043	0.000
	2015	$1.803313	$1.728119	0.000
	2014	$1.617311	$1.803313	0.000
	2013	$1.249223	$1.617311	0.000
	2012	$1.124887	$1.249223	0.000
	2011	$1.101489	$1.124887	0.000
	2010	$1.003320	$1.101489	0.000
	2009	$0.984673	$1.003320	0.000
TA Clarion Global Real Estate Securities - Initial Class	2017	$1.437354	$1.590517	16,153.498
Subaccount Inception Date February 2, 2006	2016	$1.436979	$1.437354	14,807.476
	2015	$1.454355	$1.436979	15,255.288
	2014	$1.288333	$1.454355	15,488.683
	2013	$1.247456	$1.288333	14,566.428
	2012	$1.001955	$1.247456	15,668.497
	2011	$1.069293	$1.001955	15,803.612
	2010	$0.930004	$1.069293	16,543.656
	2009	$0.701245	$0.930004	18,148.342
	2008	$1.224322	$0.701245	11,173.920
TA Greystone International Growth - Initial Class(1)	2017	$1.381182	$1.747025	3,790.108
Subaccount Inception Date February 2, 2006	2016	$1.388353	$1.381182	4,013.696
	2015	$1.395612	$1.388353	4,013.696
	2014	$1.480597	$1.395612	4,013.696
	2013	$1.261292	$1.480597	4,013.696
	2012	$1.038751	$1.261292	4,013.696
	2011	$1.161804	$1.038751	4,339.534
	2010	$1.057758	$1.161804	4,218.264
	2009	$0.801985	$1.057758	4,075.727
	2008	$1.246838	$0.801985	4,316.468
TA Janus Mid-Cap Growth - Initial Class	2017	$1.807998	$2.318595	0.000
Subaccount Inception Date February 2, 2006	2016	$1.856761	$1.807998	0.000
	2015	$1.966866	$1.856761	0.000
	2014	$1.978367	$1.966866	0.000
	2013	$1.430367	$1.978367	0.000
	2012	$1.319197	$1.430367	0.000
	2011	$1.422539	$1.319197	0.000
	2010	$1.068751	$1.422539	0.000
	2009	$0.669637	$1.068751	0.000
	2008	$1.254254	$0.669637	0.000

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Conservative – Initial Class(2)	2017	$1.448845	$1.624713	0.000
Subaccount Inception Date February 2, 2006	2016	$1.393113	$1.448845	0.000
	2015	$1.429439	$1.393113	0.000
	2014	$1.407210	$1.429439	0.000
	2013	$1.294416	$1.407210	0.000
	2012	$1.211815	$1.294416	0.000
	2011	$1.187542	$1.211815	1,051,348.003
	2010	$1.096713	$1.187542	766,940.059
	2009	$0.881046	$1.096713	570,565.007
	2008	$1.124583	$0.881046	82,508.283
TA JP Morgan Asset Allocation - Growth - Initial Class(3)	2017	$1.450681	$1.797294	123,904.730
Subaccount Inception Date February 2, 2006	2016	$1.375757	$1.450681	123,131.190
	2015	$1.411258	$1.375757	31,571.229
	2014	$1.382006	$1.411258	31,593.281
	2013	$1.096367	$1.382006	31,614.770
	2012	$0.979579	$1.096367	31,638.205
	2011	$1.041885	$0.979579	136,707.622
	2010	$0.911820	$1.041885	136,740.506
	2009	$0.706596	$0.911820	136,772.652
	2008	$1.177580	$0.706596	153,459.889
TA JP Morgan Asset Allocation - Moderate - Initial Class(4)	2017	$1.496777	$1.732875	14,685.377
Subaccount Inception Date February 2, 2006	2016	$1.426357	$1.496777	14,704.999
	2015	$1.467590	$1.426357	14,727.025
	2014	$1.436653	$1.467590	14,747.116
	2013	$1.273362	$1.436653	14,768.632
	2012	$1.170588	$1.273362	14,971.720
	2011	$1.170742	$1.170588	375,885.744
	2010	$1.067058	$1.170742	375,910.926
	2009	$0.849246	$1.067058	375,939.766
	2008	$1.153989	$0.849246	205,281.121
TA JPMorgan Asset Allocation Moderate Growth - Initial Class(5)	2017	$1.485290	$1.768402	61,520.388
Subaccount Inception Date February 2, 2006	2016	$1.402370	$1.485290	85,962.956
	2015	$1.443008	$1.402370	252,832.224
	2014	$1.415267	$1.443008	252,832.224
	2013	$1.192610	$1.415267	252,832.224
	2012	$1.084361	$1.192610	397,636.506
	2011	$1.113257	$1.084361	397,636.506
	2010	$0.993491	$1.113257	252,832.224
	2009	$0.779852	$0.993491	362,619.931
	2008	$1.166835	$0.779852	361,777.571

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date February 2, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.052397 $1.854196 $1.866698 $1.644603 $1.248493 $1.079514 $1.078017 $0.941591 $0.730949 $1.173735	$2.471753 $2.052397 $1.854196 $1.866698 $1.644603 $1.248493 $1.079514 $1.078017 $0.941591 $0.730949	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.347972 $1.304638 $1.332422 $1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685 $1.000000	$1.523787 $1.347972 $1.304638 $1.332422 $1.278901 $1.151172 $1.065703 $1.055539 $0.956015 $0.824685	63,834.218 89,196.095 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk – Growth ETF – Initial Class	2017	$1.357308	$1.602673	0.000
Subaccount Inception Date May 1, 2008	2016	$1.300784	$1.357308	0.000
	2015	$1.351432	$1.300784	0.000
	2014	$1.305126	$1.351432	0.000
	2013	$1.102518	$1.305126	0.000
	2012	$0.992184	$1.102518	0.000
	2011	$1.006742	$0.992184	0.000
	2010	$0.895087	$1.006742	0.000
	2009	$0.728073	$0.895087	0.000
	2008	$1.000000	$0.728073	0.000
TA Morgan Stanley Capital Growth - Initial Class	2017	$2.113416	$3.016701	0.000
Subaccount Inception Date February 2, 2006	2016	$2.175292	$2.113416	0.000
	2015	$1.957578	$2.175292	0.000
	2014	$1.857787	$1.957578	0.000
	2013	$1.260663	$1.857787	0.000
	2012	$1.097601	$1.260663	0.000
	2011	$1.172243	$1.097601	0.000
	2010	$0.925381	$1.172243	0.000
	2009	$0.727804	$0.925381	0.000
	2008	$1.150603	$0.727804	0.000
TA Multi-Managed Balanced - Initial Class	2017	$1.816388	$2.060823	140,076.351
Subaccount Inception Date April 29, 2010	2016	$1.693884	$1.816388	159,991.429
	2015	$1.700413	$1.693884	92,328.966
	2014	$1.543745	$1.700413	92,903.409
	2013	$1.315073	$1.543745	101,509.534
	2012	$1.175282	$1.315073	101,594.948
	2011	$1.136452	$1.175282	11,756.197
	2010	$1.000000	$1.136452	12,129.533
TA PIMCO Total Return – Initial Class	2017	$1.552057	$1.618196	41,832.508
Subaccount Inception Date February 2, 2006	2016	$1.520116	$1.552057	41,533.376
	2015	$1.518750	$1.520116	43,156.447
	2014	$1.459649	$1.518750	42,996.534
	2013	$1.506780	$1.459649	48,951.160
	2012	$1.409453	$1.506780	45,359.399
	2011	$1.334243	$1.409453	47,225.605
	2010	$1.252163	$1.334243	48,312.942
	2009	$1.085601	$1.252163	81,484.991
	2008	$1.123498	$1.085601	73,465.333
TA Small/Mid Cap Value – Initial Class	2017	$2.017735	$2.317683	0.000
Subaccount Inception Date May 1, 2008	2016	$1.675791	$2.017735	0.000
	2015	$1.729292	$1.675791	0.000
	2014	$1.653288	$1.729292	0.000
	2013	$1.220106	$1.653288	0.000
	2012	$1.054647	$1.220106	0.000
	2011	$1.089922	$1.054647	0.000
	2010	$0.840758	$1.089922	0.000
	2009	$0.590585	$0.840758	0.000
	2008	$1.000000	$0.590585	0.000

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap – Initial Class	2017	$2.409266	$2.931169	2,533.662
Subaccount Inception Date May 1, 2006	2016	$2.179170	$2.409266	2,887.105
	2015	$2.140160	$2.179170	22,424.035
	2014	$2.020652	$2.140160	3,574.284
	2013	$1.410962	$2.020652	2,279.783
	2012	$1.226949	$1.410962	0.000
	2011	$1.213747	$1.226949	0.000
	2010	$0.908337	$1.213747	0.000
	2009	$0.658809	$0.908337	0.000
	2008	$1.039682	$0.658809	0.000
TA TS&W International Equity - Initial Class	2017	$1.271877	$1.553965	0.000
Subaccount Inception Date February 2, 2006	2016	$1.265851	$1.271877	0.000
	2015	$1.256903	$1.265851	0.000
	2014	$1.333587	$1.256903	0.000
	2013	$1.078946	$1.333587	0.000
	2012	$0.929718	$1.078946	0.000
	2011	$1.091267	$0.929718	0.000
	2010	$1.012015	$1.091267	0.000
	2009	$0.808751	$1.012015	0.000
	2008	$1.330160	$0.808751	0.000
TA WMC US Growth – Initial Class	2017	$1.653320	$2.123322	18,857.690
Subaccount Inception Date February 2, 2006	2016	$1.617752	$1.653320	20,211.192
	2015	$1.523155	$1.617752	20,263.146
	2014	$1.379161	$1.523155	21,706.187
	2013	$1.047404	$1.379161	22,782.528
	2012	$0.931102	$1.047404	22,729.930
	2011	$0.972990	$0.931102	30,068.706
	2010	$0.830839	$0.972990	35,444.261
	2009	$0.646945	$0.830839	39,698.442
	2008	$1.205385	$0.646945	32,725.629
Vanguard – Equity Index	2017	$2.060050	$2.491292	561,693.020
Subaccount Inception Date February 2, 2006	2016	$1.853461	$2.060050	567,945.236
	2015	$1.841266	$1.853461	604,699.608
	2014	$1.631904	$1.841266	457,016.079
	2013	$1.242007	$1.631904	418,159.585
	2012	$1.078467	$1.242007	312,781.975
	2011	$1.064343	$1.078467	206,627.486
	2010	$0.931772	$1.064343	176,454.859
	2009	$0.741318	$0.931772	183,031.736
	2008	$1.182582	$0.741318	176,663.386
Vanguard – International	2017	$1.133902	$1.608185	273,450.644
Subaccount Inception Date May 1, 2007	2016	$1.119674	$1.133902	335,264.532
	2015	$1.135112	$1.119674	343,855.549
	2014	$1.215519	$1.135112	16,405.280
	2013	$0.992100	$1.215519	9,368.523
	2012	$0.830783	$0.992100	0.000
	2011	$0.966612	$0.830783	0.000
	2010	$0.840283	$0.966612	0.000
	2009	$0.592033	$0.840283	4,461.201
	2008	$1.081274	$0.592033	5,434.794
Vanguard - Mid-Cap Index	2017	$2.110267	$2.497965	227,789.383
Subaccount Inception Date February 2, 2006	2016	$1.910555	$2.110267	222,331.928
	2015	$1.950002	$1.910555	209,813.953
	2014	$1.726948	$1.950002	182,527.861
	2013	$1.287568	$1.726948	155,451.476
	2012	$1.118442	$1.287568	99,200.225
	2011	$1.148530	$1.118442	33,473.850
	2010	$0.921613	$1.148530	23,447.278
	2009	$0.660491	$0.921613	21,591.102
	2008	$1.142011	$0.660491	20,565.663
Vanguard – Real Estate Index Portfolio	2017	$1.919791	$1.999530	231,121.319
Subaccount Inception Date February 2, 2006	2016	$1.782340	$1.919791	201,862.078
	2015	$1.754027	$1.782340	193,020.866
	2014	$1.356208	$1.754027	167,232.474
	2013	$1.333254	$1.356208	176,347.934
	2012	$1.141921	$1.333254	98,269.169
	2011	$1.059362	$1.141921	47,049.386
	2010	$0.830964	$1.059362	43,081.322
	2009	$0.647310	$0.830964	53,464.241
	2008	$1.037741	$0.647310	13,914.948

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard – Short-Term Investment-Grade	2017	$1.367762	$1.388045	577,243.317
Subaccount Inception Date February 2, 2006	2016	$1.339575	$1.367762	536,886.691
	2015	$1.332624	$1.339575	495,347.880
	2014	$1.317491	$1.332624	140,004.128
	2013	$1.311313	$1.317491	128,962.438
	2012	$1.263401	$1.311313	112,600.412
	2011	$1.245851	$1.263401	112,600.412
	2010	$1.191159	$1.245851	117,705.917
	2009	$1.052453	$1.191159	102,256.908
	2008	$1.096664	$1.052453	48,297.857
Vanguard - Total Bond Market Index	2017	$1.479936	$1.522342	862,218.709
Subaccount Inception Date February 2, 2006	2016	$1.452884	$1.479936	735,497.008
	2015	$1.456734	$1.452884	660,714.332
	2014	$1.383932	$1.456734	734,494.073
	2013	$1.424849	$1.383932	552,462.176
	2012	$1.377981	$1.424849	248,458.292
	2011	$1.287698	$1.377981	70,824.250
	2010	$1.216355	$1.287698	61,523.683
	2009	$1.155037	$1.216355	63,572.541
	2008	$1.104244	$1.155037	0.000
Wanger International	2017	$1.670461	$2.207043	1,180.382
Subaccount Inception Date February 2, 2006	2016	$1.704458	$1.670461	1,623.363
	2015	$1.713038	$1.704458	7,370.724
	2014	$1.802707	$1.713038	2,611.263
	2013	$1.482025	$1.802707	0.000
	2012	$1.226488	$1.482025	0.000
	2011	$1.445124	$1.226488	0.000
	2010	$1.163795	$1.445124	0.000
	2009	$0.781655	$1.163795	4,047.512
	2008	$1.445548	$0.781655	7,517.198
Wanger USA	2017	$1.974905	$2.347576	16,535.976
Subaccount Inception Date February 2, 2006	2016	$1.747524	$1.974905	18,516.504
	2015	$1.768795	$1.747524	41,767.155
	2014	$1.698159	$1.768795	18,508.489
	2013	$1.277238	$1.698159	19,120.599
	2012	$1.070637	$1.277238	19,753.085
	2011	$1.116033	$1.070637	20,059.206
	2010	$0.910180	$1.116033	21,743.359
	2009	$0.643783	$0.910180	27,850.889
	2008	$1.073799	$0.643783	24,607.914

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B	2017	$1.242635	$1.681108	0.000
Subaccount Inception Date February 2, 2006	2016	$1.262988	$1.242635	0.000
	2015	$1.239636	$1.262988	0.000
	2014	$1.191655	$1.239636	0.000
	2013	$0.976666	$1.191655	0.000
	2012	$0.868963	$0.976666	0.000
	2011	$1.143052	$0.868963	0.000
	2010	$0.971157	$1.143052	0.000
	2009	$0.638923	$0.971157	0.000
	2008	$1.225350	$0.638923	0.000
AB Growth Portfolio - Class B	2017	$1.669768	$2.223283	0.000
Subaccount Inception Date February 2, 2006	2016	$1.668049	$1.669768	0.000
	2015	$1.544365	$1.668049	0.000
	2014	$1.377386	$1.544365	0.000
	2013	$1.037730	$1.377386	0.000
	2012	$0.920547	$1.037730	0.000
	2011	$0.918537	$0.920547	0.000
	2010	$0.806148	$0.918537	0.000
	2009	$0.611282	$0.806148	0.000
	2008	$1.072904	$0.611282	0.000
AB Large Cap Growth Portfolio - Class B	2017	$1.822592	$2.382035	0.000
Subaccount Inception Date February 2, 2006	2016	$1.793982	$1.822592	0.000
	2015	$1.630462	$1.793982	0.000
	2014	$1.442987	$1.630462	0.000
	2013	$1.061181	$1.442987	0.000
	2012	$0.916162	$1.061181	0.000
	2011	$0.959009	$0.916162	0.000
	2010	$0.879706	$0.959009	0.000
	2009	$0.646443	$0.879706	0.000
	2008	$1.082285	$0.646443	0.000
DFA - VA Global Bond Portfolio	2017	$1.351558	$1.369864	268,381.814
Subaccount Inception Date February 2, 2006	2016	$1.338579	$1.351558	210,007.744
	2015	$1.328047	$1.338579	175,671.719
	2014	$1.300496	$1.328047	9,343.710
	2013	$1.314860	$1.300496	0.000
	2012	$1.263406	$1.314860	0.000
	2011	$1.217918	$1.263406	0.000
	2010	$1.162731	$1.217918	38,251.190
	2009	$1.117656	$1.162731	37,713.275
	2008	$1.078010	$1.117656	159,525.649
DFA - VA International Small Portfolio	2017	$1.564127	$2.017470	34,559.751
Subaccount Inception Date February 2, 2006	2016	$1.483384	$1.564127	46,466.967
	2015	$1.412404	$1.483384	16,570.943
	2014	$1.510264	$1.412404	0.000
	2013	$1.197436	$1.510264	0.000
	2012	$1.010309	$1.197436	0.000
	2011	$1.195000	$1.010309	0.000
	2010	$0.964694	$1.195000	0.000
	2009	$0.694885	$0.964694	0.000
	2008	$1.225661	$0.694885	0.000
DFA - VA International Value Portfolio	2017	$1.185719	$1.480658	158,943.942
Subaccount Inception Date February 2, 2006	2016	$1.094865	$1.185719	192,620.150
	2015	$1.185612	$1.094865	155,996.003
	2014	$1.286621	$1.185612	0.000
	2013	$1.065564	$1.286621	0.000
	2012	$0.917712	$1.065564	0.000
	2011	$1.113296	$0.917712	0.000
	2010	$1.014799	$1.113296	20,845.014
	2009	$0.741206	$1.014799	22,132.402
	2008	$1.378026	$0.741206	26,350.973

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio	2017	$2.015524	$2.382282	46,622.249
Subaccount Inception Date February 2, 2006	2016	$1.708200	$2.015524	47,621.541
	2015	$1.781702	$1.708200	94,103.950
	2014	$1.645577	$1.781702	0.000
	2013	$1.177335	$1.645577	0.000
	2012	$0.972754	$1.177335	0.000
	2011	$1.014817	$0.972754	0.000
	2010	$0.847587	$1.014817	1,721.062
	2009	$0.657242	$0.847587	1,728.501
	2008	$1.101815	$0.657242	0.000
DFA - VA Short-Term Fixed Portfolio	2017	$1.110892	$1.111820	0.000
Subaccount Inception Date February 2, 2006	2016	$1.110490	$1.110892	0.000
	2015	$1.115476	$1.110490	0.000
	2014	$1.122228	$1.115476	0.000
	2013	$1.127758	$1.122228	0.000
	2012	$1.126714	$1.127758	0.000
	2011	$1.130235	$1.126714	0.000
	2010	$1.126186	$1.130235	77,072.827
	2009	$1.113864	$1.126186	73,858.656
	2008	$1.079515	$1.113864	63,963.875
DFA - VA U.S. Targeted Value Portfolio	2017	$1.901396	$2.071592	65,551.874
Subaccount Inception Date February 2, 2006	2016	$1.502559	$1.901396	66,965.432
	2015	$1.597367	$1.502559	67,300.455
	2014	$1.551825	$1.597367	77,950.746
	2013	$1.081045	$1.551825	84,344.596
	2012	$0.906795	$1.081045	74,468.189
	2011	$0.957108	$0.906795	0.000
	2010	$0.747105	$0.957108	30,127.427
	2009	$0.594473	$0.747105	40,051.845
	2008	$0.949794	$0.594473	43,100.632
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class	2017	$1.934180	$2.208562	0.000
Subaccount Inception Date February 2, 2006	2016	$1.770271	$1.934180	0.000
	2015	$1.846614	$1.770271	0.000
	2014	$1.644511	$1.846614	0.000
	2013	$1.236492	$1.644511	0.000
	2012	$1.115341	$1.236492	0.000
	2011	$1.116414	$1.115341	0.000
	2010	$0.981950	$1.116414	0.000
	2009	$0.741389	$0.981950	0.000
	2008	$1.141852	$0.741389	0.000
Dreyfus - VIF Appreciation - Service Class	2017	$1.836873	$2.315670	0.000
Subaccount Inception Date February 2, 2006	2016	$1.719366	$1.836873	0.000
	2015	$1.780576	$1.719366	0.000
	2014	$1.663717	$1.780576	0.000
	2013	$1.387287	$1.663717	0.000
	2012	$1.269093	$1.387287	0.000
	2011	$1.175842	$1.269093	0.000
	2010	$1.029745	$1.175842	0.000
	2009	$0.848793	$1.029745	0.000
	2008	$1.216854	$0.848793	0.000
Federated Fund for U.S. Government Securities II	2017	$1.343075	$1.358753	61,165.722
Subaccount Inception Date February 2, 2006	2016	$1.331738	$1.343075	71,416.743
	2015	$1.334812	$1.331738	0.000
	2014	$1.285418	$1.334812	0.000
	2013	$1.322176	$1.285418	0.000
	2012	$1.293651	$1.322176	0.000
	2011	$1.232136	$1.293651	0.000
	2010	$1.180388	$1.232136	94,418.802
	2009	$1.130357	$1.180388	92,923.527
	2008	$1.092127	$1.130357	84,040.824

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Government Money Fund II	2017	$1.036359	$1.031874	0.000
Subaccount Inception Date February 2, 2006	2016	$1.044074	$1.036359	0.000
	2015	$1.051845	$1.044074	0.000
	2014	$1.059818	$1.051845	0.000
	2013	$1.067800	$1.059818	0.000
	2012	$1.075873	$1.067800	0.000
	2011	$1.083890	$1.075873	0.000
	2010	$1.091963	$1.083890	0.000
	2009	$1.095180	$1.091963	0.000
	2008	$1.076066	$1.095180	284,651.252
Federated High Income Bond Fund II	2017	$2.008992	$2.132472	73,466.483
Subaccount Inception Date February 2, 2006	2016	$1.762795	$2.008992	65,471.941
	2015	$1.822904	$1.762795	69,404.907
	2014	$1.788436	$1.822904	67,843.977
	2013	$1.684152	$1.788436	65,399.275
	2012	$1.479419	$1.684152	37,241.154
	2011	$1.417251	$1.479419	0.000
	2010	$1.244558	$1.417251	58,063.121
	2009	$0.820342	$1.244558	64,881.450
	2008	$1.116811	$0.820342	82,872.756
Federated Managed Tail Risk Fund II	2017	$1.119415	$1.232758	0.000
Subaccount Inception Date March 11, 2010	2016	$1.177201	$1.119415	0.000
	2015	$1.265637	$1.177201	0.000
	2014	$1.287589	$1.265637	0.000
	2013	$1.113969	$1.287589	0.000
	2012	$1.018725	$1.113969	0.000
	2011	$1.083721	$1.018725	0.000
	2010	$1.000000	$1.083721	0.000
Federated Managed Volatility Fund II	2017	$1.864379	$2.185677	0.000
Subaccount Inception Date February 2, 2006	2016	$1.177201	$1.864379	0.000
	2015	$1.900939	$1.744201	0.000
	2014	$1.843120	$1.900939	0.000
	2013	$1.525297	$1.843120	0.000
	2012	$1.353406	$1.525297	0.000
	2011	$1.301414	$1.353406	0.000
	2010	$1.169816	$1.301414	0.000
	2009	$0.918781	$1.169816	69,729.462
	2008	$1.162644	$0.918781	78,504.536
Fidelity VIP Contrafund® Portfolio – Initial Class	2017	$1.873197	$2.266031	20,074.922
Subaccount Inception Date May 1, 2006	2016	$1.747331	$1.873197	0.000
	2015	$1.748705	$1.747331	65,429.299
	2014	$1.573856	$1.748705	34,622.249
	2013	$1.207777	$1.573856	34,729.401
	2012	$1.045288	$1.207777	0.000
	2011	$1.080398	$1.045288	0.000
	2010	$0.928615	$1.080398	37,565.967
	2009	$0.689398	$0.928615	43,512.196
	2008	$1.208266	$0.689398	50,151.132
Fidelity VIP Mid Cap Portfolio - Initial Class	2017	$2.005594	$2.404954	14,307.042
Subaccount Inception Date February 2, 2006	2016	$1.800335	$2.005594	0.000
	2015	$1.839386	$1.800335	0.000
	2014	$1.743575	$1.839386	25,487.987
	2013	$1.289473	$1.743575	59,665.517
	2012	$1.131394	$1.289473	0.000
	2011	$1.275200	$1.131394	0.000
	2010	$0.997215	$1.275200	0.000
	2009	$0.717186	$0.997215	0.000
	2008	$1.193234	$0.717186	0.000

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Value Strategies Portfolio - Initial Class	2017	$1.815155	$2.150431	2,328.632
Subaccount Inception Date February 2, 2006	2016	$1.668206	$1.815155	0.000
	2015	$1.732476	$1.668206	0.000
	2014	$1.634413	$1.732476	6,725.705
	2013	$1.261874	$1.634413	0.000
	2012	$0.998872	$1.261874	0.000
	2011	$1.103535	$0.998872	0.000
	2010	$0.877962	$1.103535	0.000
	2009	$0.561308	$0.877962	0.000
	2008	$1.157981	$0.561308	0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.953293 $1.712501 $1.789678 $1.607474 $1.243464 $1.121374 $1.099686 $1.003146 $0.984669	$2.257287 $1.953293 $1.712501 $1.789678 $1.607474 $1.243464 $1.121374 $1.099686 $1.003146	17,371.763 2,702.938 0.000 23,784.223 0.000 0.000 0.000 42,205.980 45,181.906
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date February 2, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.414150 $1.415881 $1.435140 $1.273205 $1.234657 $0.993166 $1.061491 $0.924604 $0.698207 $1.220847	$1.562533 $1.414150 $1.415881 $1.435140 $1.273205 $1.234657 $0.993166 $1.061491 $0.924604 $0.698207	0.000 0.000 0.000 25,435.826 0.000 0.000 0.000 0.000 0.000 0.000
TA Greystone International Growth - Initial Class(1) Subaccount Inception Date February 2, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.358876 $1.367968 $1.377176 $1.463211 $1.248343 $1.029636 $1.153337 $1.051612 $0.798520 $1.243301	$1.716264 $1.358876 $1.367968 $1.377176 $1.463211 $1.248343 $1.029636 $1.153337 $1.051612 $0.798520	16,953.671 11,202.942 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date February 2, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.778844 $1.829531 $1.931728 $1.955187 $1.415716 $1.307634 $1.412163 $1.062538 $0.666736 $1.250691	$2.277822 $1.778844 $1.829531 $1.931728 $1.955187 $1.415716 $1.307634 $1.412163 $1.062538 $0.666736	13,770.612 14,267.077 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Conservative – Initial Class(2)	2017	$1.425500	$1.596165	0.000
Subaccount Inception Date February 2, 2006	2016	$1.372700	$1.425500	0.000
	2015	$1.410589	$1.372700	0.000
	2014	$1.390731	$1.410589	0.000
	2013	$1.281167	$1.390731	0.000
	2012	$1.201209	$1.281167	68,232.527
	2011	$1.178898	$1.201209	71,871.722
	2010	$1.090345	$1.178898	72,590.069
	2009	$0.877233	$1.090345	79,385.657
	2008	$1.121343	$0.877233	6,481.799
TA JPMorgan Asset Allocation - Growth - Initial Class(3)	2017	$1.427319	$1.765707	0.000
Subaccount Inception Date February 2, 2006	2016	$1.355611	$1.427319	0.000
	2015	$1.392658	$1.355611	0.000
	2014	$1.365820	$1.392658	0.000
	2013	$1.085137	$1.365820	0.000
	2012	$0.971001	$1.085137	0.000
	2011	$1.034304	$0.971001	0.000
	2010	$0.906519	$1.034304	0.000
	2009	$0.703534	$0.906519	18,021.195
	2008	$1.174241	$0.703534	17,861.807

TA JPMorgan Asset Allocation - Moderate - Initial Class(4)	2017	$1.472586	$1.702335	0.000
Subaccount Inception Date February 2, 2006	2016	$1.405409	$1.472586	0.000
	2015	$1.448192	$1.405409	0.000
	2014	$1.419769	$1.448192	0.000
	2013	$1.260274	$1.419769	0.000
	2012	$1.160298	$1.260274	70,132.527
	2011	$1.162182	$1.160298	73,873.069
	2010	$1.060831	$1.162182	74,611.423
	2009	$0.845544	$1.060831	75,447.612
	2008	$1.150681	$0.845544	221,961.504
TA JPMorgan Asset Allocation Moderate Growth – Initial Class(5) Subaccount Inception Date February 2, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.461297 $1.381772 $1.423934 $1.398636 $1.180347 $1.074824 $1.105111 $0.987696 $0.776468 $1.163516	$1.737258 $1.461297 $1.381772 $1.423934 $1.398636 $1.180347 $1.074824 $1.105111 $0.987696 $0.776468	0.000 0.000 0.000 0.000 0.000 0.000 0.000 16,891.467 17,396.153 14,792.760
TA JPMorgan Enhanced Index - Initial Class	2017	$2.019266	$2.428245	0.000
Subaccount Inception Date February 2, 2006	2016	$1.826991	$2.019266	0.000
	2015	$1.842052	$1.826991	0.000
	2014	$1.625315	$1.842052	0.000
	2013	$1.235696	$1.625315	0.000
	2012	$1.070046	$1.235696	0.000
	2011	$1.070145	$1.070046	0.000
	2010	$0.936106	$1.070145	0.000
	2009	$0.727774	$0.936106	0.000
	2008	$1.170400	$0.727774	0.000
TA Managed Risk – Balanced ETF – Initial Class	2017	$1.330726	$1.502060	0.000
Subaccount Inception Date May 1, 2008	2016	$1.289864	$1.330726	0.000
	2015	$1.319296	$1.289864	0.000
	2014	$1.268178	$1.319296	0.000
	2013	$1.143222	$1.268178	145,071.327
	2012	$1.059919	$1.143222	0.000
	2011	$1.051370	$1.059919	0.000
	2010	$0.953656	$1.051370	0.000
	2009	$0.823868	$0.953656	0.000
	2008	$1.000000	$0.823868	0.000
TA Managed Risk – Growth ETF – Initial Class	2017	$1.339918	$1.579784	0.000
Subaccount Inception Date May 1, 2008	2016	$1.286024	$1.339918	0.000
	2015	$1.338090	$1.286024	0.000
	2014	$1.294159	$1.338090	0.000
	2013	$1.094879	$1.294159	0.000
	2012	$0.986784	$1.094879	0.000
	2011	$1.002759	$0.986784	0.000
	2010	$0.892871	$1.002759	0.000
	2009	$0.727352	$0.892871	0.000
	2008	$1.000000	$0.727352	0.000

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Initial Class	2017	$2.079293	$2.963578	0.000
Subaccount Inception Date February 2, 2006	2016	$2.143364	$2.079293	0.000
	2015	$1.931728	$2.143364	0.000
	2014	$1.835991	$1.931728	0.000
	2013	$1.247738	$1.835991	0.000
	2012	$1.087977	$1.247738	0.000
	2011	$1.163697	$1.087977	0.000
	2010	$0.920003	$1.163697	0.000
	2009	$0.724654	$0.920003	0.000
	2008	$1.147339	$0.724654	0.000
TA Multi-Managed Balanced - Initial Class	2017	$1.798445	$2.037435	0.000
Subaccount Inception Date April 29, 2010	2016	$1.679633	$1.798445	0.000
	2015	$1.688608	$1.679633	0.000
	2014	$1.535309	$1.688608	0.000
	2013	$1.309842	$1.535309	0.000
	2012	$1.172367	$1.309842	0.000
	2011	$1.135313	$1.172367	0.000
	2010	$1.000000	$1.135313	0.000
TA PIMCO Total Return – Initial Class	2017	$1.526982	$1.589684	0.000
Subaccount Inception Date February 2, 2006	2016	$1.497794	$1.526982	0.000
	2015	$1.498689	$1.497794	0.000
	2014	$1.442519	$1.498689	45,117.866
	2013	$1.491307	$1.442519	0.000
	2012	$1.397080	$1.491307	0.000
	2011	$1.324500	$1.397080	0.000
	2010	$1.244877	$1.324500	31,807.989
	2009	$1.080890	$1.244877	75,483.680
	2008	$1.120302	$1.080890	77,402.565
TA Small/Mid Cap Value – Initial Class	2017	$1.991861	$2.284564	24,292.486
Subaccount Inception Date May 1, 2008	2016	$1.656760	$1.991861	25,153.205
	2015	$1.712205	$1.656760	0.000
	2014	$1.639390	$1.712205	6,056.287
	2013	$1.211639	$1.639390	0.000
	2012	$1.048898	$1.211639	0.000
	2011	$1.085601	$1.048898	0.000
	2010	$0.838664	$1.085601	0.000
	2009	$0.589991	$0.838664	0.000
	2008	$1.000000	$0.589991	0.000
TA T. Rowe Price Small Cap – Initial Class	2017	$2.371318	$2.880718	4,759.376
Subaccount Inception Date May 1, 2006	2016	$2.148035	$2.371318	745.401
	2015	$2.112730	$2.148035	13,355.614
	2014	$1.997727	$2.112730	0.000
	2013	$1.397032	$1.997727	0.000
	2012	$1.216649	$1.397032	0.000
	2011	$1.205352	$1.216649	0.000
	2010	$0.903397	$1.205352	0.000
	2009	$0.656205	$0.903397	0.000
	2008	$1.037117	$0.656205	0.000
TA TS&W International Equity - Initial Class	2017	$1.251402	$1.526687	14,814.498
Subaccount Inception Date February 2, 2006	2016	$1.247331	$1.251402	8,820.269
	2015	$1.240347	$1.247331	0.000
	2014	$1.317989	$1.240347	0.000
	2013	$1.067914	$1.317989	0.000
	2012	$0.921582	$1.067914	0.000
	2011	$1.083329	$0.921582	0.000
	2010	$1.006147	$1.083329	0.000
	2009	$0.805259	$1.006147	0.000
	2008	$1.326387	$0.805259	0.000

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class	2017	$1.626617	$2.085921	26,241.378
Subaccount Inception Date February 2, 2006	2016	$1.593977	$1.626617	27,235.937
	2015	$1.503020	$1.593977	0.000
	2014	$1.362959	$1.503020	6,866.577
	2013	$1.036638	$1.362959	0.000
	2012	$0.922911	$1.036638	0.000
	2011	$0.965863	$0.922911	0.000
	2010	$0.825997	$0.965863	0.000
	2009	$0.644135	$0.825997	0.000
	2008	$1.201954	$0.644135	0.000
Vanguard - Equity Index	2017	$2.026862	$2.447518	237,388.245
Subaccount Inception Date February 2, 2006	2016	$1.826321	$2.026862	244,800.836
	2015	$1.817004	$1.826321	314,195.734
	2014	$1.612810	$1.817004	316,655.705
	2013	$1.229308	$1.612810	270,375.736
	2012	$1.069041	$1.229308	183,583.472
	2011	$1.056604	$1.069041	0.000
	2010	$0.926366	$1.056604	65,778.419
	2009	$0.738117	$0.926366	130,791.516
	2008	$1.179230	$0.738117	80,227.226
Vanguard – International	2017	$1.117657	$1.582796	177,793.205
Subaccount Inception Date May 1, 2007	2016	$1.105289	$1.117657	197,729.883
	2015	$1.122196	$1.105289	140,324.222
	2014	$1.203491	$1.122196	137,035.670
	2013	$0.983734	$1.203491	125,437.186
	2012	$0.825014	$0.983734	82,666.006
	2011	$0.961321	$0.825014	0.000
	2010	$0.836939	$0.961321	0.000
	2009	$0.590557	$0.836939	25,752.699
	2008	$1.080202	$0.590557	0.000
Vanguard - Mid-Cap Index	2017	$2.076228	$2.454026	66,229.738
Subaccount Inception Date February 2, 2006	2016	$1.882530	$2.076228	66,501.567
	2015	$1.924266	$1.882530	110,070.496
	2014	$1.706701	$1.924266	93,207.701
	2013	$1.274375	$1.706701	70,797.200
	2012	$1.108637	$1.274375	74,565.882
	2011	$1.140160	$1.108637	0.000
	2010	$0.916259	$1.140160	0.000
	2009	$0.657625	$0.916259	94,621.529
	2008	$1.138758	$0.657625	72,300.316
Vanguard – Real Estate Index Portfolio	2017	$1.888804	$1.964332	0.000
Subaccount Inception Date February 2, 2006	2016	$1.756176	$1.888804	0.000
	2015	$1.730854	$1.756176	10,343.110
	2014	$1.340288	$1.730854	11,071.755
	2013	$1.319569	$1.340288	0.000
	2012	$1.131894	$1.319569	90,029.482
	2011	$1.051631	$1.131894	0.000
	2010	$0.826130	$1.051631	0.000
	2009	$0.644500	$0.826130	0.000
	2008	$1.034794	$0.644500	0.000
Vanguard – Short-Term Investment-Grade	2017	$1.345692	$1.363618	76,362.226
Subaccount Inception Date February 2, 2006	2016	$1.319919	$1.345692	63,251.893
	2015	$1.315021	$1.319919	64,703.183
	2014	$1.302010	$1.315021	67,978.641
	2013	$1.297837	$1.302010	112,987.599
	2012	$1.252312	$1.297837	47,493.379
	2011	$1.236742	$1.252312	0.000
	2010	$1.184207	$1.236742	1,047.901
	2009	$1.047852	$1.184207	54,675.752
	2008	$1.093513	$1.047852	0.000

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index	2017	$1.456055	$1.495552	4,719.477
Subaccount Inception Date February 2, 2006	2016	$1.431572	$1.456055	4,774.212
	2015	$1.437516	$1.431572	104,432.534
	2014	$1.367707	$1.437516	39,278.903
	2013	$1.410248	$1.367707	0.000
	2012	$1.365916	$1.410248	43,632.705
	2011	$1.278320	$1.365916	0.000
	2010	$1.209298	$1.278320	1,495.237
	2009	$1.150048	$1.209298	103,333.204
	2008	$1.101109	$1.150048	190,500.585
Wanger International	2017	$1.643495	$2.168201	4,761.743
Subaccount Inception Date February 2, 2006	2016	$1.679437	$1.643495	0.000
	2015	$1.690404	$1.679437	0.000
	2014	$1.781528	$1.690404	0.000
	2013	$1.466801	$1.781528	0.000
	2012	$1.215709	$1.466801	0.000
	2011	$1.434574	$1.215709	0.000
	2010	$1.157012	$1.434574	0.000
	2009	$0.778257	$1.157012	0.000
	2008	$1.441430	$0.778257	0.000
Wanger USA	2017	$1.943045	$2.306278	0.000
Subaccount Inception Date February 2, 2006	2016	$1.721888	$1.943045	0.000
	2015	$1.745447	$1.721888	0.000
	2014	$1.678234	$1.745447	0.000
	2013	$1.264132	$1.678234	0.000
	2012	$1.061238	$1.264132	0.000
	2011	$1.107878	$1.061238	0.000
	2010	$0.904870	$1.107878	0.000
	2009	$0.640989	$0.904870	0.000
	2008	$1.070743	$0.640989	0.000

(1)	Effective May 1, 2018, TA MFS International Equity will be renamed TA Greystone International Growth.

(2)	Effective February 1, 2018, TA Asset Allocation - Conservative was renamed TA JPMorgan Asset Allocation - Conservative.

(3)	Effective February 1, 2018, TA Asset Allocation - Growth was renamed TA JPMorgan Asset Allocation - Growth.

(4)	Effective February 1, 2018, TA Asset Allocation – Moderate Growth was renamed TA JPMorgan Asset Allocation – Moderate Growth.

(5)	Effective February 1, 2018, TA Asset Allocation - Moderate was renamed TA JPMorgan Asset Allocation - Moderate.

APPENDIX C

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The requested withdrawal is equal to (1) multiplied by (2), where:

(1)   is the gross partial withdrawal;

(2)   is the adjustment factor = current death proceeds prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:
Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

APPENDIX D

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

If you elected the Architect Guaranteed Lifetime Withdrawal Benefit identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment choices may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. The Company’s requirement to invest in accordance with designated investment choices, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Architect Guaranteed Lifetime Withdrawal Benefit. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment choices available under the Architect Guaranteed Lifetime Withdrawal Benefit that do not invest in funds that utilize volatility control strategies.

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You also are limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59  1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your policy value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your policy value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
•	All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your policy value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.
•	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or
•	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your policy value and, if necessary, as payments from us) take withdrawals under this rider regardless of your policy value. However, once your policy value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the policy value reaches zero are subject to our claims paying ability.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
•	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.
•	If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	All policy value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
> 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

•	We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or policy value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
•	Because the total withdrawal base is generally equal to the policy value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.
•	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. See “Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Fund for U.S. Government Securities II

Federated Government Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard - Short-Term Investment - Grade Portfolio

Vanguard - Total Bond Market Index Portfolio

Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated High Income Bond Fund II

Federated Managed Tail Risk Fund II

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA JPMorgan Asset Allocation – Conservative – Initial Class

TA JPMorgan Asset Allocation – Growth – Initial Class

TA JPMorgan Asset Allocation – Moderate – Initial Class

TA JPMorgan Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA TS&W International Equity – Initial Class

TA Managed Risk – Balanced ETF – Initial Class

TA Managed Risk – Growth ETF – Initial Class

TA WMC US Growth – Initial Class

Vanguard - Equity Index Portfolio

Vanguard - International Portfolio

Vanguard - Mid-Cap Index Portfolio

Vanguard - REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the “designated investment choices.” However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount. Requiring that you designate 100% of your policy value to the designated investment choices, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Please Note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your policy value in all designated investment choices in the “equity” category, divided by the total policy value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your policy value in the designated investment choices to maintain your desired asset allocation. The amount of policy value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

•	you discontinue monthly asset rebalancing;
•	the asset allocation that you request results in policy value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
•	you make a transfer that causes your policy value in designated investment choices in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the policy value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

•	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
•	If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

•	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
•	a former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	for purposes of the rider, the annuitant’s spouse cannot be changed.
•	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of policy value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your policy value if the total withdrawal base is higher than your policy value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

•	the annuitant is not yet age 86 (or younger if required by state law);
•	the annuitant is also an owner (except in the case of non-natural owners);
•	there are no more than two owners; and
•	if the joint life option is elected, the annuitant’s spouse is not yet age 86 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest

of the following:

•	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
•	discontinuing asset rebalancing, changing your asset rebalancing so that your policy value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your policy value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;
•	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
•	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before to the withdrawal of the excess amount; and

C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)

2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD     = $4,500

Excess withdrawal (“EWD”) = None

policy value (“PV”) = $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.   In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD = $10,000

EWD = $5,500 ($10,000 - $4,500)

PV = $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One.   The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two.   Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three. Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One. What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result. Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

TFLIC SEPARATE ACCOUNT VNY

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE® NY VARIABLE ANNUITY

Offered by

Transamerica Financial Life Insurance Company

(A New York Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge® NY Variable Annuity policy (the “policy”) offered by Transamerica Financial Life Insurance Company (the “Company” or “TFLIC”). You may obtain a copy of the Prospectus dated May 1, 2018, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2018

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GLOSSARY OF TERMS

accumulation unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative Office – Transamerica Financial Life Insurance Company, Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. 800-525-6205

annuitant – The person on whose life any annuity payments involving life contingencies will be based.

annuity commencement date – The date upon which annuity payments are to commence.

annuity payment option – A method of receiving a stream of annuity payments selected by the owner.

annuity unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

beneficiary – The person who has the right to the death benefit set forth in the policy.

business day – A day when the New York Stock Exchange is open for business.

Code – The Internal Revenue Code of 1986, as amended.

enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

good order – An instruction that TFLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TFLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

nonqualified policy – A policy other than a qualified policy.

owner (policy owner, you, your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

policy – The individual policy.

policy date – The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

policy value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	premium Payments; minus
●	partial withdrawals; plus or minus
●	accumulated gains or losses in the separate account; minus
●	service charges, premium taxes, if applicable, rider fees, and transfer fees, if any.

policy year – A policy year begins on the policy date and on each anniversary thereafter.

premium payment – An amount paid to TFLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the policy.

qualified policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

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separate account – TFLIC Separate Account VNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

service charge – An annual charge on each Policy Anniversary for policy maintenance and related administrative expenses.

subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

successor owner – A person appointed by the Owner to succeed to ownership of the policy in the event of the death of the Owner who is not the Annuitant before the annuity commencement date.

valuation period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

variable annuity payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

written notice or written request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TFLIC the information it requires. For some transactions, TFLIC may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that TFLIC establishes for such notices.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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THE POLICY – GENERAL PROVISIONS

OWNER

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the consent of TFLIC; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless TFLIC has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a successor (contingent) owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless TFLIC has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor (contingent) owner is named in a written notice received by TFLIC.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, however, TFLIC is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the policy value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire policy between TFLIC and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The policies are non-participating. No dividends are payable and the policies will not share in the profits or surplus earnings of TFLIC.

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MISSTATEMENT OF AGE OR GENDER

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

TFLIC reserves the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Annuity Commencement Date. TFLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TFLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

ASSIGNMENT

Any Non-Qualified policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. TFLIC is not responsible for the validity of any assignment. No assignment will be recognized until TFLIC receives, in good order at the Administrative Office, the appropriate TFLIC form notifying TFLIC of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. TFLIC shall not be liable as to any payment or other settlement made by TFLIC before receipt of the appropriate TFLIC form.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus, the following provides additional information about the policy which may be of interest to policy owners.

The amounts shown in the Annuity Tables contained in your policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your policy corresponding to the Annuity Payment Option elected by the policy owner and based on an assumed interest rate of 5%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a)	=	the Annuity Unit Value for the immediately preceding Business Day;

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(b)	=	the Net Investment Factor for the day;

(c)	=	the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a)	=	any increase or decrease in the value of the Subaccount attributable to investment results;

(b)	=	a daily charge assessed at an annual rate of 0.40% for the mortality and expense risks assumed by TFLIC of the value of the Subaccount;

(c)	=	a daily charge for the cost of administering the policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

The Annuity Tables contained in the policy are based on the A2000 Table, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females) at the minimum guaranteed interest rate..

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $10 fee in the future for exchanges in excess of twelve per policy year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, TFLIC will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Government Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

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YIELD = 2[(a-b + 1)[6]-1]
cd

Where:

[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;
[b]	equals the expenses accrued for the period (net of reimbursement);
[c]	equals the average daily number of Units outstanding during the period; and
[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, TFLIC will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual policy Fee and all other Portfolio, Separate Account and policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)[n]=ERV

Where:

[P]	equals a hypothetical initial Premium Payment of $1,000;
[T]	equals an average annual total return;
[n]	equals the number of years; and
[ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

There are no average annual total returns for periods from inception of the subaccounts to December 31, 2005 because the subaccounts had not commenced operations as of December 31, 2005

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

TFLIC may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

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NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

TFLIC may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the policy was in existence prior to its inception date (which it was not). After the policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual policy fee, any Premium Taxes (if any), which, if included, would reduce the percentages reported.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

TFLIC may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by TFLIC. The assets are kept physically segregated and held separate and apart from TFLIC’s general account assets. The general account contains all of the assets of TFLIC. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

9

STATE REGULATION OF TFLIC

TFLIC is a stock life insurance company organized under the laws of New York, and is subject to regulation by the New York Department of Insurance. An annual statement is filed with the New York Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of TFLIC as of December 31st of the preceding calendar year. Periodically, the New York Commissioner of Insurance examines the financial condition of TFLIC, including the liabilities and reserves of the Separate Account the operations of TFLIC are also examined periodically by the National Association of Insurance Commissioners. In addition, TFLIC is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by TFLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, TFLIC will mail to all policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments TFLIC sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 1801 California Street, Suite 5200 Denver, Colorado 80202. TCI, like TFLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The policies are offered to the public through fee-only advisors who are not paid a commission. The policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. During fiscal year 2017, 2016 and 2015, TCI paid no amounts in commissions in connection with the sale of the policies.

ADMINISTRATIVE SERVICES CONTRACT

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the policies that Low Load provides administrative services for registered representatives. During 2015, 2016, and 2017 we paid Low Load $811.44, $848.15 and $945.57 respectively, in connection with this contract.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the TFLIC Separate Account VNY as of December 31, 2017 and for the years ended December 31, 2017 and 2016, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge NY policy owners as of December 31, 2017, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2017, and 2016, and for each of the three years in the period ended December 31, 2017, including the Reports of Independent Registered Public Accounting Firm thereon, also are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge NY policy owners and should be considered only as bearing on the ability of TFLIC to meet its obligations under the policies. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

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F I N A N C I A L  S T A T E M E N T S  –  S T A T U T O R Y  B A S I S

A N D  S U P P L E M E N T A R Y  I N F O R M A T I O N

Transamerica Financial Life Insurance Company

Years Ended December 31, 2017, 2016 and 2015

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2017, 2016, and 2015

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2017 and 2016 and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2017, 2016, and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016, and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for the years ended December 31, 2017, 2016, and 2015, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2017 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2017, 2016, and 2015 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 26, 2018

2

Transamerica Financial Life Insurance Company

Balance Sheets - Statutory Basis

(Dollars in Thousands)

	December 31
	2017	2016

Admitted assets
Cash, cash equivalents and short-term investments	$534,488	$420,915
Bonds	5,939,413	6,401,964
Preferred stocks	4,552	4,552
Common stocks	2,889	3,025
Mortgage loans on real estate	1,348,257	1,243,156
Real estate	3,604	3,600
Policy loans	125,868	122,026
Securities lending reinvested collateral assets	418,193	307,732
Derivatives	84,250	85,941
Other invested assets	267,210	227,261

Total cash and invested assets	8,728,724	8,820,172

Accrued investment income	77,783	85,930
Premiums deferred and uncollected	12,391	13,792
Current federal income tax recoverable	-	39,091
Net deferred income tax asset	29,700	48,911
Other assets	39,606	29,092
Separate account assets	25,304,275	23,281,407

Total admitted assets	$34,192,479	$32,318,395

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,767,562	$7,138,665
Policy and contract claim reserves	40,142	42,014
Liability for deposit-type contracts	29,590	55,021
Transfers from separate accounts due or accrued	(201,353)	(363,988)
Asset valuation reserve	120,381	124,698
Interest maintenance reserve	49,953	62,056
Derivatives	64,472	99,747
Payable for collateral under securities loaned and other transactions	466,029	350,232
Borrowed money	204,899	20,005
Current federal income tax payable	15,118	-
Other liabilities	281,027	416,233
Separate account liabilities	25,304,273	23,281,407

Total liabilities	33,142,093	31,226,090

Total capital and surplus	1,050,386	1,092,305

Total liabilities and capital and surplus	$34,192,479	$32,318,395

See accompanying notes.

3

Transamerica Financial Life Insurance Company

Statements of Operations - Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015

Revenues
Premiums and annuity considerations	$5,158,586	$5,775,260	$5,812,994
Net investment income	371,734	408,329	415,548
Fee revenue and other income	353,437	367,507	352,278

Total revenue	5,883,757	6,551,096	6,580,820

Benefits and expenses
Death benefits	69,232	73,456	76,149
Annuity benefits	108,660	121,979	127,894
Accident and health benefits	67,199	58,684	74,781
Surrender benefits	5,956,797	5,651,094	5,009,782
Other benefits	8,243	10,097	9,958
Net increase (decrease) in reserves	(371,102)	93,344	(198,812)
Commissions	150,601	164,667	185,806
Net transfers to (from) separate accounts	(452,272)	(79,281)	783,118
General insurance expenses and other	89,830	154,113	166,819

Total benefits and expenses	5,627,188	6,248,153	6,235,495

Gain (loss) from operations before federal income taxes	256,569	302,943	345,325
Federal income tax (benefit) expense	26,972	42,388	54,965

Net gain (loss) from operations	229,597	260,554	290,360
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(70,939)	(35,577)	(30,484)

Net income (loss)	$158,658	$224,977	$259,876

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2015	$2,143	$460	$150,000	$933,659	$8,759	$(137,324)	$957,697
Net income (loss)	-	-	-	-	(106)	259,982	259,876
Change in net unrealized capital gains (losses), net of taxes	-	-	-	-	-	2,413	2,413
Change in net deferred income tax asset	-	-	-	-	-	(22,410)	(22,410)
Change in nonadmitted assets	-	-	-	-	-	13,526	13,526
Change in asset valuation reserve	-	-	-	-	-	(5,569)	(5,569)
Change in surplus as a result of reinsurance	-	-	-	-	-	(34,253)	(34,253)
Other changes - net	-	-	-	-	-	(3,894)	(3,894)

Balance at December 31, 2015	2,143	460	150,000	933,659	8,653	72,471	1,167,386
Net income (loss)	-	-	-	-	856	224,121	224,977
Change in net unrealized capital gains (losses), net of taxes	-	-	-	-	-	(20,924)	(20,924)
Change in net deferred income tax asset	-	-	-	-	-	3,541	3,541
Change in nonadmitted assets	-	-	-	-	-	4,751	4,751
Change in asset valuation reserve	-	-	-	-	-	(7,126)	(7,126)
Change in surplus as a result of reinsurance	-	-	-	-	-	(61,046)	(61,046)
Change in surplus notes	-	-	(150,000)	-	-	-	(150,000)
Dividends to stockholders	-	-	-	-	-	(70,000)	(70,000)
Other changes - net	-	-	-	-	-	746	746

Balance at December 31, 2016	$2,143	$460	$-	$933,659	$9,509	$146,534	$1,092,305

5

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2016	$2,143	$460	$-	$933,659	$9,509	$146,534	$1,092,305
Net income (loss)	-	-	-	-	1,717	156,941	158,658
Change in net unrealized capital gains/losses, net of tax	-	-	-	-	-	44,050	44,050
Change in net deferred income tax asset	-	-	-	-	-	(32,885)	(32,885)
Change in nonadmitted assets	-	-	-	-	-	13,385	13,385
Change in asset valuation reserve	-	-	-	-	-	4,317	4,317
Change in surplus as a result of reinsurance	-	-	-	-	-	(71,196)	(71,196)
Dividends to stockholders	-	-	-	-	-	(160,000)	(160,000)
Other changes - net	-	-	-	1,784	(40)	8	1,752

Balance at December 31, 2017	$2,143	$460	$-	$935,443	$11,186	$101,154	$1,050,386

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015

Operating activities
Premiums and annuity considerations	$5,492,906	$5,778,926	$5,809,547
Net investment income	376,164	400,563	408,238
Other income	305,144	304,792	315,661
Benefit and loss related payments	(6,221,578)	(5,921,651)	(5,288,477)
Net transfers from separate accounts	614,907	(89,156)	(806,817)
Commissions and operating expenses	(271,415)	(315,012)	(352,330)
Federal income taxes (paid) received	13,923	(72,571)	(66,187)

Net cash provided by operating activities	310,051	85,891	19,635

Investing activities
Proceeds from investments sold, matured or repaid	1,450,534	2,137,288	2,504,275
Costs of investments acquired	(1,642,388)	(1,969,870)	(2,306,531)
Net increase (decrease) in policy loans	(3,842)	(2,501)	(3,132)

Net cash provided by (used in) investing activities	(195,696)	164,917	194,612

Financing and miscellaneous activities
Capital and paid in surplus (returned) received	1,784	-	-
Net deposits (withdrawals) on deposit-type contracts	(4,319)	(8,341)	(1,266)
Net change in borrowed money	184,385	(11,475)	(43,385)
Net change in surplus notes	-	(150,000)	-
Net change in payable for collateral under securities lending and other transactions	115,782	(112,378)	(17,818)
Other cash (applied) provided	(138,414)	202,601	(94,074)
Dividends to stockholders	(160,000)	(70,000)	-

Net cash used in financing and miscellaneous activities	(782)	(149,593)	(156,543)

Net increase (decrease) in cash, cash equivalents and short-term investments	113,573	101,215	57,704

Cash, cash equivalents and short-term investments:
Beginning of year	420,915	319,700	261,996

End of year	$534,488	$420,915	$319,700

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
Supplemental disclosures of cash flow information	2017	2016	2015

Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	$379,177	-	-

8

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December  31, 2017

1. Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) (87.9% of shares) and minority owned by Transamerica Life Insurance Company (TLIC) (12.1% of shares). Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands. Prior to December 31, 2015, the Company was majority owned by AEGON USA, LLC (AEGON). On December 31, 2015, AEGON merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

Nature of Business

The Company sells fixed and variable life and annuity products, group life coverages, life insurance, index universal life, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the National Association of Insurance Commissioners (NAIC) has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains and losses are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses reported in changes in capital and surplus.

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) and money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

(D)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs, accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance and reinsurance accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other liabilities consist primarily of amounts withheld by the Company, commissions payable, and accrued expenses.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15%

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Subsidiaries and affiliated companies

Investments in subsidiaries, controlled and affiliated companies (SCA) companies are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Surplus Notes

Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances, money market mutual funds, and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Prior Period Correction

During the first quarter of 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $745 net of tax relating to prior years. This was corrected in 2016 and is reflected as other changes, net, in the Statement of Changes in Capital and Surplus.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation.

Reclassifications

The Company reclassified certain balances within the statutory financial statement presentation on the Balance Sheets, Statements of Operations and Statements of Cash Flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100 - Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers, and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2017 and 2016, respectively:

	December 31, 2017
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$374,453	$374,460	$209,113	$165,340	$–
Short-term notes receivable from affiliates	124,300	124,300	–	124,300	–
Bonds	6,346,925	5,939,413	576,950	5,655,986	113,989
Preferred stocks, other than affiliates	4,394	4,552	–	4,394	–
Mortgage loans on real estate	1,363,072	1,348,257	–	–	1,363,072
Other invested assets	23,302	19,441	–	23,107	195
Interest rate swaps	77,435	77,435	–	74,387	3,048
Currency swaps	632	902	–	632	–
Credit default swaps	9,101	5,548	–	9,101	–
Equity swaps	365	365	–	365	–
Policy loans	125,868	125,868	–	125,868	–
Securities lending reinvested collateral	418,186	418,193	–	418,186	–
Receivable from parent, subsidiaries and affiliates	3,002	3,002	–	3,002	–
Separate account assets	25,261,899	25,275,703	19,974,909	5,286,990	–

Liabilities
Investment contract liabilities	4,996,596	4,923,323	–	3,454	4,993,142
Interest rate swaps	44,303	45,781	–	42,619	1,684
Currency swaps	5,785	4,188	–	5,785	–
Credit default swaps	(3,130)	4,707	–	(3,130)	–
Equity swaps	9,795	9,795	–	9,795	–
Separate account annuity liabilities	24,819,429	24,821,405	–	20,056,852	4,762,577

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2016
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$328,733	$328,734	$–	$328,733	$–
Short-term notes receivable from affiliates	–	–	–	–	–
Bonds	6,714,779	6,401,964	577,129	5,967,691	169,959
Preferred stocks, other than affiliates	4,498	4,552	–	4,498	–
Common stocks, other than affiliates	–	–	–	–	–
Mortgage loans on real estate	1,229,443	1,243,156	–	–	1,229,443
Other invested assets	23,631	20,693	–	23,401	230
Options	–	–	–	–	–
Interest rate swaps	75,010	75,010	–	75,010	–
Currency swaps	1,589	2,150	–	1,589	–
Credit default swaps	8,327	6,399	–	8,327	–
Equity swaps	2,382	2,382	–	2,382	–
Policy loans	122,026	122,026	–	122,026	–
Securities lending reinvested collateral	307,732	307,732	–	307,732	–
Receivable from parent, subsidiaries and affiliates	–	–	–	–	–
Separate account assets	23,248,326	23,255,130	15,666,535	7,581,791	–

Liabilities
Investment contract liabilities	5,518,487	5,158,420	–	3,036	5,515,452
Interest rate swaps	86,436	86,910	–	44,095	42,341
Credit default swaps	(778)	5,498	–	(778)	–
Equity swaps	7,339	7,339	–	7,339	–
Payable to parent, subsidiaries and affiliates	12,714	12,714	–	12,714	–
Separate account annuity liabilities	22,638,491	22,638,491	–	17,049,972	5,588,519

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2017 and 2016:

	2017
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$991	$1,302	$2,293

Total bonds	–	991	1,302	2,293

Cash equivalents and short-term
Money market mutual funds	209,113	–	–	209,113

Total short-term investments	209,113	–	–	209,113

Securities lending reinvested collateral	–	395,069	–	395,069
Derivative assets	–	74,752	3,048	77,800
Separate account assets	19,974,909	506,486	–	20,481,395

Total assets	$20,184,022	$977,298	$4,350	$21,165,670

Liabilities:
Derivative liabilities	$–	$46,236	$1,684	$47,920

Total liabilities	$–	$46,236	$1,684	$47,920

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	–	155	1,344	1,499

Total bonds	–	155	1,344	1,499

Short-term investments
Government	–	57,545	–	57,545
Industrial and miscellaneous	–	270,723	–	270,723
Intercompany notes receivable	–	20,000	–	20,000
Sweep accounts	–	465	–	465

Total short-term investments	–	348,733	–	348,733

Securities lending reinvested collateral	–	281,659	–	281,659
Derivative assets	–	77,392	–	77,392
Separate account assets	15,484,245	2,002,722	–	17,486,968

Total assets	$15,484,245	$2,710,661	$1,344	$18,196,251

Liabilities:
Derivative liabilities	$–	$46,756	$42,341	$89,097

Total liabilities	$–	$46,756	$42,341	$89,097

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services. Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate account assets and liabilities are valued and classified in the same way as general accounts assets and liabilities (described above).

During 2017 and 2016, there were no transfers between Level 1 and 2.

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables summarize the changes in assets classified in Level 3 for 2017 and 2016:

	Beginning			Total Gains	Total Gains (Losses)
	Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2017	(Level 3)	(Level 3)	in Net income (a)	(b)

Bonds
Other	$1,344	$1,448	$1,344	$–	$(98)
Derivatives	(42,341)	–	–	(22,627)	43,705

Total	$(40,997)	$1,448	$1,344	$(22,627)	$43,607

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2017

Bonds
Other	$–	$–	$–	$48	$1,302
Derivatives	–	–	–	(22,627)	1,364

Total	$–	$–	$–	$(22,579)	$2,666

	Beginning			Total Gains	Total Gains (Losses)
	Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2016	(Level 3)	(Level 3)	in Net income (a)	(b)

Bonds
RMBS	$335	$–	$333	$(21)	$19
Other	1,295	–	–	23	221
Derivatives	3,318	–	–	7,536	(45,659)

Total	$4,948	$–	$333	$7,538	$(45,419)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2016

Bonds
RMBS	$–	$–	$–	$–	$–
Other	–	–	–	195	1,344
Derivatives	–	–	–	7,536	(42,341)

Total	$–	$–	$–	$7,731	$(40,997)

The Company’s policy is to recognize transfers in and out of level 3 as of the beginning of the reporting period.

Transfers out for bonds were the result of a security being carried at fair value at December 31, 2016, subsequently changing to being carried at amortized cost during 2017.

Nonrecurring fair value measurements

As of December 31, 2017, the Company held no property as held for sale, and at December 31, 2016, the Company held one property as held for sale which was carried at fair value.

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value

December 31, 2017
Bonds
United States Government and agencies	$466,491	$96,663	$911	$562,243
State, municipal and other government	139,860	13,900	78	153,682
Hybrid securities	92,113	3,833	2,373	93,573
Industrial and miscellaneous	4,043,406	268,830	26,339	4,285,897
Mortgage and other asset-backed securities	1,197,543	58,138	4,151	1,251,530

Total bonds	5,939,413	441,364	33,852	6,346,925
Preferred stocks	4,552	171	328	4,395

	$5,943,965	$441,535	$34,180	$6,351,320

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value

December 31, 2016
Bonds
United States Government and agencies	$491,592	$76,102	$3,767	$563,927
State, municipal and other government	103,905	9,498	1,447	111,956
Hybrid securities	94,244	2,163	10,333	86,075
Industrial and miscellaneous	4,648,771	255,537	59,344	4,844,963
Mortgage and other asset-backed securities	1,063,452	56,702	12,295	1,107,858

Total bonds	6,401,964	400,002	87,186	6,714,779
Preferred stocks	4,552	101	155	4,498

	$6,406,516	$400,103	$87,341	$6,719,277

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2017, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2017

December 31:	Carrying Value	Fair Value

Due in one year or less	$261,908	$264,060
Due after one year through five years	1,975,159	2,053,630
Due after five years through ten years	879,850	909,254
Due after ten years	1,624,954	1,868,451

	4,741,871	5,095,395
Mortgage and other asset-backed securities	1,197,542	1,251,529

	$5,939,413	$6,346,924

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2017 and 2016 is as follows:

	2017

	Equal to or Greater than
	12 Months		Less than 12 Months

		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses

United States Government and agencies	$22,698	$870	$2,751	$41
State, municipal and other government	121	3	20,297	74
Hybrid securities	34,062	2,373	–	–
Industrial and miscellaneous	315,518	18,010	241,316	8,329
Mortgage and other asset-backed securities	74,913	2,933	259,640	1,219

Total bonds	447,312	24,189	524,004	9,663

Preferred stocks-unaffiliated	2,978	328	–	–
Common stocks-unaffiliated	–	–	–	–

	$450,290	$24,517	$524,004	$9,663

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2016

	Equal to or Greater than
	12 Months		Less than 12 Months

		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses

United States Government and agencies	$–	$–	$67,938	$3,767
State, municipal and other government	–	–	14,809	1,447
Hybrid securities	51,909	10,127	7,149	206
Industrial and miscellaneous	284,790	23,365	839,181	35,979
Mortgage and other asset-backed securities	68,963	3,559	311,816	8,736

Total bonds	405,662	37,051	1,240,893	50,135

Preferred stocks-unaffiliated	–	–	3,152	155
Common stocks-unaffiliated	–	–	–	–

	$405,662	$37,051	$1,244,045	$50,290

There were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2017 and 2016.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2017, 2016 and 2015 the Company recognized OTTI of $57, $895 and $3,272, respectively.

The following loan-backed and structured securities were held at December 31, 2017, for which an OTTI was recognized during the current reporting period:

						Date of
	Amortized					Financial
	Cost Before	Present Value		Amortized	Fair Value	Statement
	Current	of Projected	Recognized	Cost After	at Time of	Where
CUSIP	Period OTTI	Cash Flows	OTTI	OTTI	OTTI	Reported

65536PAA8	$146	$144	$2	$144	$96	3/31/2017
65536PAA8	137	135	2	135	99	6/30/2017
65536PAA8	129	127	2	127	98	9/30/2017
52522QAM4	7,305	7,262	43	7,262	6,354	12/31/2017
65536PAA8	123	120	3	120	92	12/31/2017
126380AA2	1,162	1,157	5	1,157	1,157	12/31/2017

			$57

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2017 and 2016 is as follows:

	2017		2016
	Losses 12	Losses Less Than	Losses 12	Losses Less Than
	Months or More	12 Months	Months or More	12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$2,932	$1,617	$3,559	$8,888
The aggregate related fair value of securities with unrealized losses	74,913	267,521	68,963	312,042

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 99 and 96 securities with a carrying amount of $474,808 and $442,713 and an unrealized loss of $24,517 and $37,051 with an average price of 94.8 and 91.6 (fair value/amortized cost). Of this portfolio, 88.5% and 61.3% were investment grade with associated unrealized losses of $17,590 and $20,301, respectively.

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 129 and 328 securities with a carrying amount of $533,667 and $1,294,335 and an unrealized loss of $9,663 and $50,290 with an average price of 98.2 and 96.1 (fair value/amortized cost). Of this portfolio, 83.0% and 93.8% were investment grade with associated unrealized losses of $5,905 and $44,580, respectively.

At December 31, 2017 and 2016, the Company did not hold any common stocks that had been in continuous loss position for greater than or equal to twelve months.

At December 31, 2017, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months. At December 31, 2016, for common stocks that had been in a continuous loss position for less than twelve months, the Company held 1 security with a cost of $134 and an unrealized loss of $10 with an average price of 92.9 (fair value/cost).

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following structured notes were held at December 31, 2017 and 2016:

December 31, 2017
				Mortgage-
				Referenced
CUSIP			Book /Adjusted	Security
Identification	Actual Cost	Fair Value	Carrying Value	(YES/NO)

44965TAA5	$1,462	$1,497	$1,463	NO
44965UAA2	750	883	751	NO
912810QV3	39,979	44,535	43,742	NO
912810RA8	49,933	63,077	54,283	NO
912810RL4	24,893	29,246	26,213	NO
912810RR1	1,925	1,953	1,966	NO

Total	$118,942	$141,191	$128,418

December 31, 2016
				Mortgage-
				Referenced
CUSIP			Book /Adjusted	Security
Identification	Actual Cost	Fair Value	Carrying Value	(YES/NO)

44965TAA5	$1,462	$1,347	$1,463	NO
912870QV3	39,979	40,972	42,855	NO
912810RA8	49,933	57,905	52,869	NO
912810RL4	24,893	26,867	25,602	NO
912810RR1	1,925	1,800	1,931	NO

Total	$118,192	$128,891	$124,720

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type.

	Number of 5*	Book /Adjusted
	Securities	Carrying Value	Fair Value
December 31, 2017
Bond, amortized cost	2	$7,504	$7,918

Total	2	$7,504	$7,918

December 31, 2016
Bond, amortized cost	1	$3,961	$3,960

Total	1	$3,961	$3,960

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2017, the Company sold, redeemed or otherwise disposed of 50 securities as a result of a callable feature which generated investment income of $7,266 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2017	2016	2015

Proceeds	$1,397,425	$1,682,509	$1,835,590

Gross realized gains	$44,204	$26,490	$26,268
Gross realized losses	(6,295)	(15,183)	(31,950)

Net realized capital gains (losses)	$37,909	$11,307	$(5,682)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2017, 2016 and 2015 of $2,840, $8,093 and $8,067, respectively.

At December 31, 2017 and 2016, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2017, 2016 and 2015.

Mortgage Loans

The credit qualities of mortgage loans by type of property for the year ended December 31, 2017 and 2016 were as follows:

December 31, 2017
	Farm	Commercial	Total

AAA - AA	$–	$589,372	$589,372
A	10,457	645,129	655,586
BBB	–	99,316	99,316
BB	–	3,983	3,983
B	–	–	–

	$10,457	$1,337,800	$1,348,257

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2016
	Farm	Commercial	Total

AAA - AA	$–	$493,886	$493,886
A	10,795	637,553	648,348
BBB	2,486	86,810	89,296
BB	–	11,626	11,626

	$13,281	$1,229,875	$1,243,156

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2017 and 2016, respectively, the Company issued mortgage loans with a maximum interest rate of 5.92% and 6.23%, and a minimum interest rate of 3.50% and 3.60% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2017 at the time of origination or acquisitions was 77%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2016 at the time of origination was 79%. During 2017 and 2016, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2017 the Company issued no farm mortgage loans, and during 2016, the Company issued one farm mortgage loan with an interest rate of 4.40%.

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2017 and 2016.

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

December 31, 2017
Recorded Investment (All)
(a)	Current	$10,457	$–	$–	$–	$1,337,800	$–	$1,348,257
(b)	30-59 Days Past Due	–	–	–	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	–	–	–

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$–	$–	$522,543	$–	$532,543

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

December 31, 2016
Recorded Investment (All)
(a)	Current	$10,795	$–	$–	$–	$1,229,875	$–	$1,240,670
(b)	30-59 Days Past Due	2,486	–	–	–	–	–	2,486
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	–	–	–

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$–	$–	$415,699	$–	$425,699

The Company did not have any impaired loans at December 31, 2017 or 2016. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2017 or 2016. There were no mortgage loans subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2017 and 2015. During 2016, one mortgage loan in the amount of $3,600 was foreclosed and transferred to real estate. At December 31, 2017 and 2016, the company held a mortgage loan loss reserve in the AVR of $13,028 and $12,888, respectively.

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution

	December 31			December 31
	2017	2016		2017	2016

South Atlantic	24%	26%	Apartment	53%	52%
Pacific	24	23	Retail	14	16
Middle Atlantic	12	12	Industrial	14	14
Mountain	11	11	Office	12	13
W. North Central	9	10	Other	3	4
W. South Central	8	9	Medical	3	0
E. North Central	8	5	Agricultural	1	1
E. South Central	4	4

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

The carrying value of the Company’s real estate assets at December 31, 2017 was as follows:

2017
Investment properties	$3,604

Other Invested Assets

During 2017 and 2015, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships, and during 2016 recognized an impairment of $10,869 related to a private equity fund. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Tax Credits

At December 31, 2017, the Company had ownership interest in eleven LIHTC investments. The remaining years of unexpired tax credits ranged from seven to twelve and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from two to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2018 to 2023 is $196,409. LIHTC tax credits recognized in 2017 was $8,851, and other LIHTC tax benefits recognized in 2017 was $6,172. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016, the Company had ownership interest in seven LIHTC investments. The remaining years of unexpired tax credits ranged from eight to thirteen and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2019 is $146,694. LIHTC tax credits recognized in 2016 was $2,416, and other LIHTC tax benefits recognized in 2016 was $1,231. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2017	2016

Fair value - positive	$91,228	$89,939
Fair value - negative	(60,447)	(95,627)

For the years ended December 31, 2017, 2016 and 2015, the Company recorded unrealized gains (losses) of $29,880, ($11,706) and $17,627, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2017, 2016 or 2015 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gain (losses) by derivative type for year-end December 31, is as follows:

	2017	2016	2015

Swaps:
Interest rate	$(15,334)	$30,336	$(10,391)
Credit	0	861	24
Total return	(70,474)	(26,807)	(638)

Total swaps	$(85,808)	$4,390	$(11,005)

Foreign currency forwards	–	–	931
Futures - net positions	13,675	(20,669)	(8,677)
Lehman settlements	104	108	139

Total realized gains (losses)	$(72,029)	$(16,171)	$(18,612)

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	2017	2016	2015

Replicated assets	$528,629	$644,760	$666,362
Credit default	12,231	9,105	7,691

Credit gain (losses) to credit swap transactions (which are primary replication transactions), as of December 31, is as follows:

	2017	2016	2015

Capital gains (losses)	$–	$861	$23

As stated in Note 1, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2017 and 2016:

		2017

		Estimated	Maximum Amount
		Fair Value	of Future	Weighted
		of Credit	Payments under	Average
Rating Agency Designation of	NAIC	Default	Credit Default	Years to
Referenced Credit Obligations (1)	Designation	Swaps	Swaps	Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$10,774	$365,315	3.3
Credit default swaps referencing indices		1,352	65,000	3.9

Subtotal		12,126	430,315	3.4

BBB	2
Single name credit default swaps (3)		104	7,000	2.6
Credit default swaps referencing indices		–	–

Subtotal		104	7,000	2.6

BB	3
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

B	4
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

CCC and lower	5
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

In or near default	6
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

Total		$12,230	$437,315	3.4

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		2016

		Estimated	Maximum Amount
		Fair Value	of Future	Weighted
		of Credit	Payments under	Average
Rating Agency Designation of	NAIC	Default	Credit Default	Years to
Referenced Credit Obligations (1)	Designation	Swaps	Swaps	Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$8,419	$418,815	2.8
Credit default swaps referencing indices		686	85,000	1.3

Subtotal		9,105	503,815	2.5

BBB	2
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

BB	3
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

B	4
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

CCC and lower	5
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

In or near default	6
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

Total		$9,105	$503,815	2.5

(1)	The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign governement and state entities.

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2017 and 2016, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount

	2017	2016

Interest rate and currency swaps:
Receive fixed - pay fixed	$45,533	$10,508
Receive fixed - pay floating	15,902	15,902
Interest rate swaps:
Receive fixed - pay fixed	1,113,884	1,210,884
Receive fixed - pay floating	1,374,250	1,514,250
Receive floating - pay fixed	1,499,500	1,654,500
Receive floating - pay floating	410,170	425,236

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2017 and 2016, respectively:

	Gross Restricted (Admitted & Nonadmitted)
			2017

		G/A Supporting
		Separate		S/A Assets
	Total General	Account (S/A)	Total S/A	Supporting G/A
Restricted Asset Category	Account (G/A)	Activity	Restricted Assets	Activity	Total

Collateral held under security lending agreements	$417,915	$–	$–	$–	$417,915
Subject to dollar repurchase agreements	203,456	–	–	–	203,456
Subject to dollar reverse repurchase agreements	–	–	–	–	–
On deposit with states	2,672	–	–	–	2,672
Pledged as collateral not captured in other categories	37,841	–	–	–	37,841

Total Restricted Assets	$661,884	$–	$–	$–	$661,884

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2016)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$307,744	$110,171	$–	$417,915	1.22%	1.22%
Subject to dollar repurchase agreements	–	203,456	–	203,456	0.59%	0.60%
Subject to dollar reverse repurchase agreements	20,325	(20,325)	–	–	0.00%	0.00%
On deposit with states	2,613	59	–	2,672	0.01%	0.01%
Pledged as collateral not captured in other categories	80,398	(42,557)	–	37,841	0.11%	0.11%

Total Restricted Assets	$411,080	$250,804	$–	$661,884	1.93%	1.94%

The following table shows the pledged or restricted assets in other categories as of December 31, 2017 and 2016, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2017
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$37,841	$–	$–	$–	$37,841

Total	$37,841	$–	$–	$–	$37,841

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2016)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$80,398	$(42,557)	$37,841	0.11%	0.11%

Total	$80,398	$(42,557)	$37,841	0.11%	0.11%

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2017 and 2016.

December 31, 2017
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$252,176	$252,176	2.82%	2.84%
Securities lending collateral assets	418,193	418,186	4.68	4.71
Other	–	–	–	–

Total	$670,369	$670,362	7.50%	7.55%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$670,928	8.56%

December 31, 2016
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$49,719	$49,719	0.55%	0.55%
Securities lending collateral assets	307,732	307,732	3.38	3.41
Other	12,736	12,736	0.14	0.14
Total	$370,187	$370,187	4.07%	4.10%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$370,236	4.66%

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2017	2016	2015

Income:
Bonds	$289,465	$321,213	$333,020
Preferred stocks	200	148	198
Mortgage loans on real estate	56,300	47,305	37,235
Policy loans	6,910	7,319	7,211
Cash, cash equivalents and short-term investments	4,581	2,412	479
Derivatives	22,232	21,572	18,678
Other invested assets	(10,220)	(308)	2,183
Other	14,360	13,144	19,310

Gross investment income	383,828	412,805	418,314
Less: investment expenses	23,021	17,277	17,230

Net investment income before amortization of IMR	360,807	395,528	401,084
Amortization of IMR	10,927	12,802	14,464

Net investment income	$371,734	$408,329	$415,548

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI are summarized below:

	Realized Year Ended December 31
	2017	2016	2015

Bonds	$35,069	$3,214	$(14,825)
Preferred stocks	–	–	1,077
Common stocks	(63)	32	(68)
Mortgage loans on real estate	968	(698)	21
Cash, cash equivalents and short-term investments	(12)	9	(11)
Derivatives	(72,133)	(16,280)	(18,751)
Other invested assets	4,833	(12,505)	8,099
Other	1,911	–	–

	(29,427)	(26,228)	(24,458)
Federal income tax effect	(13,315)	(2,833)	(3,518)
Transfer from (to) interest maintenance reserve	(28,197)	(6,516)	(2,507)

Net realized capital gains (losses) on investments	$(70,939)	$(35,577)	$(30,483)

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2017	2016	2015

Bonds	$7,788	$4,433	$(2,493)
Common stocks	–	10	(140)
Affiliated entities	(182)	136	(294)
Cash equivalents and short-term investments	(11)	(9)	–
Derivatives	33,650	(30,961)	9,972
Other invested assets	5,015	10,833	(8,190)

Change in unrealized capital gains (losses), before taxes	46,260	(15,558)	(1,145)
Taxes on unrealized capital gains (losses)	2,210	5,366	(3,558)

Change in unrealized capital gains (losses), net of tax	$44,050	$(20,924)	$2,413

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2017 and 2016 were as follows:

	2017		2016
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$168	$25	$224	$31
Ordinary renewal business	4,943	4,054	5,598	4,604
Group life direct business	282	203	373	289
Credit direct business	17	17	32	32

	$5,410	$4,299	$6,227	$4,956

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2017 and 2016 were as follows:

	Year Ended December 31
	2017	2016

Life insurance reserves	$1,091,646	$1,161,909
Annuity reserves and supplementary contracts with life contingencies	5,466,545	5,823,286
Accident and health reserves (including long term care)	209,371	153,469

Total policy reserves	$6,767,562	7,138,665

Deposit funds	29,590	55,021
Policy claims	40,142	42,014

Total policy reserves, deposit funds and claim liabilities	$6,837,294	$7,235,700

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2017 and 2016, the Company had insurance in force aggregating $4,547,476 and

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

$3,847,827, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $216,675 and $229,295 to cover these deficiencies as of December 31, 2017 and 2016, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) amount, but not less than the standard scenario amount (SSA).

To determine the CTE amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2017 and 2016, the Company has recorded a liability of $0 and $8, respectively, for the amount it has been assessed to fund the transitional reinsurance program.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2017
2017	$-	$65,783	$38,984	$26,799
2016 and prior	37,843	(1,796)	29,774	6,273

	37,843	$63,987	$68,758	33,072

Active life reserve	$137,085			$196,199

Total accident and health reserves	$174,928			$229,271

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2016
2016	$-	$76,171	$43,008	$33,163
2015 and prior	47,976	(16,259)	27,038	4,680

	47,976	$59,912	$70,046	37,843

Active life reserve	$137,601			$137,085

Total accident and health reserves	$185,577			$174,928

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s unpaid claims reserve was decreased by $1,796 and $16,259 for the years ended December 31, 2017 and 2016, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2017 and 2016 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2017 and 2016 was $629 and $747, respectively. The Company incurred $338 and paid $456 of claim adjustment expenses during 2017, of which $125 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,320 and paid $1,264 of claim adjustment expenses during 2016, of which $602 of the paid amount was attributable to insured or covered events of prior years. The Company slightly decreased the claim adjustment expense provision for insured events of prior years during 2017. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2017

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$706,614	$80,616	$–	$787,230	2%
At book value less surrender charge of 5% or more	812,459	33,559	–	846,018	3
At fair value	23,452	366,460	18,903,140	19,293,052	64

Total with adjustment or at fair value	1,542,525	480,635	18,903,140	20,926,300	69
At book value without adjustment (minimal or no charge or adjustment)	3,281,614	46,613	–	3,328,227	11
Not subject to discretionary withdrawal provision	654,059	4,188,761	1,202,256	6,045,076	20

Total annuity reserves and deposit liabilities	5,478,198	4,716,009	20,105,396	30,299,603	100%

Less reinsurance ceded	1,063	–	–	1,063

Net annuity reserves and deposit liabilities	$5,477,135	$4,716,009	$20,105,396	$30,298,540

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2016

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$761,466	$87,114	$–	$848,580	3%
At book value less surrender charge of 5% or more	825,747	35,845	–	861,592	3
At fair value	24,190	366,825	15,829,548	16,220,563	57

Total with adjustment or at fair value	1,611,403	489,784	15,829,548	17,930,735	63
At book value without adjustment (minimal or no charge or adjustment)	3,417,022	49,768	–	3,466,790	12
Not subject to discretionary withdrawal provision	834,018	5,007,072	1,266,558	7,107,648	25

Total annuity reserves and deposit liabilities	5,862,443	5,546,624	17,096,106	28,505,173	100%

Less reinsurance ceded	1,335	–	–	1,335

Net annuity reserves and deposit liabilities	$5,861,108	$5,546,624	$17,096,106	$28,503,838

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2017, 2016 and 2015 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2017	$1,110,527	$3,367,720	$4,478,247

Reserves for separate acccounts as of December 31, 2017 with assets at:
Fair value	$–	$20,362,611	$20,362,611
Amortized cost	4,716,009	–	4,716,009

Total as of December 31, 2017	$4,716,009	$20,362,611	$25,078,620

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With MV adjustment	$80,616	$–	$80,616
At book value without fair value adjustment and with current surrender charge of 5% or more	33,559	–	33,559
At fair value	366,460	19,160,356	19,526,816
At book value without fair value adjustment and with current surrender charge of less than 5%	46,613	–	46,613

Subtotal	527,248	19,160,356	19,687,604
Not subject to discretionary withdrawal	4,188,761	1,202,255	5,391,016

Total separate account reserves at December 31, 2017	$4,716,009	$20,362,611	$25,078,620

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2016	$1,396,422	$3,296,786	$4,693,208

Reserves for separate acccounts as of December 31, 2016 with assets at:
Fair value	$–	$17,329,112	$17,329,112
Amortized cost	5,546,624	–	5,546,624

Total as of December 31, 2016	$5,546,624	$17,329,112	$22,875,736

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
Subject to discretionary withdrawal:	$87,114	$–	$87,114
At book value without fair value adjustment and with current surrender charge of 5% or more	35,845	–	35,845
At fair value	366,825	16,062,554	16,429,379
At book value without fair value adjustment and with current surrender charge of less than 5%	49,768	–	49,768

Subtotal	539,552	16,062,554	16,602,106
Not subject to discretionary withdrawal	5,007,072	1,266,558	6,273,630

Total separate account reserves at December 31, 2016	$5,546,624	$17,329,112	$22,875,736

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2015	$1,435,432	$3,513,187	$4,948,619

Reserves for separate acccounts as of December 31, 2015 with assets at:
Fair value	$–	$16,002,134	$16,002,134
Amortized cost	6,090,721	–	6,090,721

Total as of December 31, 2015	$6,090,721	$16,002,134	$22,092,855

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
Subject to discretionary withdrawal:	$119,066	$–	$119,066
At book value without fair value adjustment and with current surrender charge of 5% or more	40,199	–	40,199
At fair value	505,969	14,563,487	15,069,456
At book value without fair value adjustment and with current surrender charge of less than 5%	55,814	–	55,814

Subtotal	721,048	14,563,487	15,284,535
Not subject to discretionary withdrawal	5,369,673	1,438,647	6,808,320

Total separate account reserves at December 31, 2015	$6,090,721	$16,002,134	$22,092,855

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2017	2016	2015

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,478,824	$4,693,348	$4,948,847
Transfers from separate accounts	(4,941,012)	(4,789,961)	(4,181,143)

Net transfers to separate accounts	(462,188)	(96,613)	767,704
Miscellaneous reconciling adjustments	9,916	17,332	15,414

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$(452,272)	$(79,281)	$783,118

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from the general account claims at December 31 are attributed to the following products:

	2017	2016

Variable life	$263,452	$240,308
Variable annuities	4,895,012	4,346,782
Group annuities	12,104,424	9,767,338
Registered Market value separate accounts	785,378	731,645
Non Registered Market value separate accounts	918,799	851,068
Par annuities	1,537,838	1,539,214
Registered Market value Annuity Product - SPL	1,998	1,624
Book value separate accounts	4,769,953	5,765,029

Total separate account assets	$25,276,854	$23,243,008

At December 31, 2017 and 2016, the Company held separate account assets not legally insulated from the general account in the amount of $27,421 and $27,898, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $48,314, $46,668, $42,677, $40,314, and $33,770 to the general account in 2017, 2016, 2015, 2014, and 2013, respectively. During the years ended December 31, 2017, 2016, 2015, 2014, and

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2013 the general account of the Company had paid $1,009, $1,627, $1,671, $530, and $1,112 respectively, toward separate account guarantees.

At December 31, 2017 and 2016, the Company reported guaranteed separate account assets at amortized cost in the amount of $4,769,953 and $5,764,436, respectively, based upon the prescribed practice by the State of New York as described in Note 2. These assets had a fair value of $4,755,155 and $5,740,987 at December 31, 2017 and 2016, respectively, which would have resulted in an unrealized (loss) of ($14,798) and ($23,449), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2017	2016	2015

Direct premiums	$5,504,653	$5,786,774	$5,821,086
Reinsurance assumed - non affiliates	520,633	529,283	510,492
Reinsurance assumed - affiliates	34	50	65
Reinsurance ceded - non affiliates	(668,328)	(341,356)	(317,940)
Reinsurance ceded - affiliates	(198,406)	(199,490)	(200,709)

Net premiums earned	$5,158,585	$5,775,260	$5,812,994

The Company received reinsurance recoveries in the amounts of $491,641, $430,476 and $427,569 during 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $124,183 and $174,979, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2017 and 2016 of $2,534,611 and $2,281,757, respectively , of which $1,527,241 and $1,577,030 were ceded to affiliates.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 90% coinsurance reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $386,087 which included a ceding commission of

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

$26,368, and released policy and deposit-type reserves of $315,651. As a part of the transaction, the company realized net gains on the assets that were transferred of $39,030. The IMR deferral of the transaction was $25,813. The IMR liability was simultaneously released along with historical deferrals associated with the blocks of business in the amount of $29,374, resulting in a pretax loss of $27,845, which has been included in the Statement of Operations.

During 2017, 2016 and 2015, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $109,532 ($71,196 after tax), $93,916 ($61,046 after tax) and $52,697 ($34,253 after tax), respectively.

The Company is reviewing historical treaty language of yearly renewable treaty agreements with the NYDFS under an interpretation which would result in higher gross reserves. These reinsurance contracts are fully ceded and would not impact the capital and surplus of the Company.

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Income Taxes

The components of the net deferred tax asset/(liability) at December 31 are as follows:

		December 31, 2017
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$84,559	$9,994	$94,553
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	84,559	9,994	94,553
Deferred Tax Assets Nonadmitted	31,427	–	31,427

Subtotal (Net Deferred Tax Assets)	53,132	9,994	63,126
Deferred Tax Liabilities	23,132	10,294	33,426

Net Admitted Deferred Tax Assets	$30,000	$(300)	$29,700

		December 31, 2016
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$109,009	$15,603	$124,612
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	109,009	15,603	124,612
Deferred Tax Assets Nonadmitted	47,310	–	47,310

Subtotal (Net Deferred Tax Assets)	61,699	15,603	77,302
Deferred Tax Liabilities	16,273	12,118	28,391

Net Admitted Deferred Tax Assets	$45,426	$3,485	$48,911

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(24,450)	$(5,609)	$(30,059)
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	(24,450)	(5,609)	(30,059)
Deferred Tax Assets Nonadmitted	(15,883)	–	(15,883)

Subtotal (Net Deferred Tax Assets)	(8,567)	(5,609)	(14,176)
Deferred Tax Liabilities	6,859	(1,824)	5,035

Net Admitted Deferred Tax Assets	$(15,426)	$(3,785)	$(19,211)

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2017	2016	Change

Ordinary
Discounting of unpaid losses	$160	$193	$(33)
Unearned premium reserve	152	306	(154)
Policyholder reserves	47,942	61,796	(13,854)
Investments	1,199	2,320	(1,121)
Deferred acquisition costs	16,192	31,621	(15,429)
Compensation and benefits accrual	1,070	1,501	(431)
Receivables - nonadmitted	3,322	3,967	(645)
Section 197 Intangible Amortization	938	1,885	(947)
Assumption Reinsurance	1,231	2,895	(1,664)
Policyholder Reserve Transitional Amount	11,976	–	11,976
Other (including items <5% of ordinary tax assets)	377	2,525	(2,148)

Subtotal	84,559	109,009	(24,450)

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	31,427	47,310	(15,883)

Admitted ordinary deferred tax assets	53,132	61,699	(8,567)
Capital:
Investments	9,994	15,603	(5,609)
Other (including items <5% of total total capital tax assets)	–	–	–

Subtotal	9,994	15,603	(5,609)

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–

Admitted capital deferred tax assets	9,994	15,603	(5,609)

Admitted deferred tax assets	$63,126	$77,302	$(14,176)

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	Change

Deferred Tax Liabilities:
Ordinary
Investments	$686	$1,461	$(775)
§807(f) adjustment	3,465	5,267	(1,802)
Reinsurance Ceded	5,025	9,545	(4,520)
Policyholder Reserve Transitional Amount	13,956	–	13,956
Other (including items <5% of total ordinary tax liabilities)	–	–	–

Subtotal	23,132	16,273	6,859
Capital
Investments	10,294	12,118	(1,824)
Other (including items <5% of total capital tax liabilities)	–	–	–

Subtotal	10,294	12,118	(1,824)

Deferred tax liabilities	33,426	28,391	5,035

Net deferred tax assets/liabilities	$29,700	$48,911	$(19,211)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97), was signed into law and reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $39,281, excluding $1,470 of net deferred tax asset reduction on unrealized gains/(losses).

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of the U.S. tax reform where the Company’s determinations are incomplete but the Company is able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform.

As a result of TCJA, the Company’s tax reserve deductible temporary difference increased by an estimated $9,426. This change results in an offsetting $(9,426) net taxable temporary difference that will be amortized into taxable income evenly over the next eight years. As noted, this transitional change amount was based on a provisional estimate at December 31, 2017. Actual results may differ from the estimates and will be adjusted in future periods when the actuarial models and systems are updated for the policyholder tax reserve changes required by the TCJA.

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2017 or 2016.

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the years ended December 31, 2017 and 2016 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

				December 31, 2017
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$6,594	$6,594
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		23,106	–	23,106
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,106	–	23,106
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	153,103
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		30,026	3,400	33,426

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$53,132	$9,994	$63,126

				December 31, 2016
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$41,910	$7,001	$48,911
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		–	–	–
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	156,182
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		19,789	8,602	28,391

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$61,699	$15,603	$77,302

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

				Change
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$(41,910)	$(407)	$(42,317)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		23,106	–	23,106
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,106	–	23,106
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(3,079)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		10,237	(5,202)	5,035

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(8,567)	$(5,609)	$(14,176)

	December 31
	2017	2016	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1255%	1188%	67%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,020,686	$1,043,379	$(22,693)

The impact of tax planning strategies at December 31, 2017 and 2016 was as follows:

		December 31, 2017
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	15%	31%	18%

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies: (% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2017	2016	Change

Current Income Tax

Federal	$26,972	$42,387	$(15,415)
Foreign	–	–	–

Subtotal	26,972	42,387	(15,415)

Federal income tax on net capital gains	13,315	2,834	10,481
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–

Federal and foreign income taxes incurred	$40,287	$45,221	$(4,934)

	Year Ended December 31
	2016	2015	Change

Current Income Tax

Federal	$42,387	$54,965	$(12,578)
Foreign	–	–	–

Subtotal	42,387	54,965	(12,578)

Federal income tax on net capital gains	2,834	3,518	(684)
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–

Federal and foreign income taxes incurred	$45,221	$58,483	$(13,262)

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2017	2016	2015

Current income taxes incurred	$40,287	$45,221	$58,483
Change in deferred income taxes (without tax on unrealized gains and losses)	32,885	(3,541)	22,410

Total income tax reported	$73,172	$41,680	$80,893

Income before taxes	$227,142	$276,716	$320,866
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$79,500	$96,851	$112,303
Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(7,859)	(8,345)	(5,707)
Tax credits	(9,455)	(2,925)	(2,188)
Tax adjustment for IMR	(17,533)	(8,174)	(10,462)
Surplus adjustment for in-force ceded	(24,919)	(21,366)	(11,988)
Nondeductible expenses	37	35	295
Deferred tax benefit on other items in surplus	13,681	(7,243)	179
Provision to return	126	(2,069)	(803)
Dividends from certain foreign corporations	189	137	141
Audit Adjustment - Permanent	–	(4,972)	–
Partnership Permanent Adjustment	(592)	(470)	(1,466)
Change in tax rates	39,281	–	–
Other	716	221	589

Total income tax reported	$73,172	$41,680	$80,893

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2017.

As of December 31, 2017 and 2016, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company incurred income taxes of $13,766, $1,964, and $4,462 during 2017, 2016, and 2015, respectively, which will be available for recoupment in the event of future net capital losses.

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate for years ending in December 31, 2017 and 2016 $1,745 and $1,673, respectively. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date.

Unrecognized Tax Benefits	December 31
	2017	2016

Unrecognized tax benefits, opening balance	$1,673	$1,129
Additions for - tax positions of prior years	72	544

Unrecognized tax benefits, ending balance	$1,745	$1,673

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense (benefit) related to income taxes for the years ending in December 31, 2017, 2016, and 2015 is $433, $(36), and $28, respectively. The total interest payable balance as of December 31, 2017 and 2016 is $674 and $241, respectively. The Company recorded no liability for penalties.

The Company modified its calculation of dividends that are eligible for dividends received deduction in 2016. This resulted in recording a permanent tax benefit of $4,770 in the Company’s 2016 financial statement for years 2011-2015. This was treated as a change in estimate.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and an examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

At December 31, 2017 and 2016, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. TA Corp owns 40,415 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2017 and 2016 were $0 and $0, respectively. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2017 and 2016, the Company had 17,142 common shares authorized, issued and outstanding with a par value of $125 per share. TA Corp owns 15,067 shares and TLIC owns 2075 shares.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2018, without prior approval of insurance regulatory authorities, is $105,039.

On December 21 and June 28, 2017 the Company paid ordinary common stock dividends of $9,075 and $10,289 to TLIC and $65,897 and $74,711 to TA Corp, respectively. On December 21, 2017 the Company paid preferred stock dividends of $3 to TLIC and $24 to TA Corp.

On December 22, 2016, the Company paid ordinary common stock dividends of $8,473 to TLIC and $61,527 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2017, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from TA Corp in exchange for surplus notes due 20 years from the date of the issuance at an interest rate of 6.25%. The notes are subordinate and junior in the right of payment to all obligations and liabilities of the Company. On December 22, 2016, the Company repaid TA Corp the principal and accrued interest of $9,167. The Company received approval from the Superintendent of Insurance of the NYDFS prior to issuance and repayment of the surplus notes as well as prior to making annual interest payments.

The Company held special surplus funds in the amount of $11,186 and $9,509, as of December 31, 2017 and 2016, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2017 and 2016, respectively, securities with a fair value of $399,971 and $301,914 were on loan under securities lending agreements. At December 31, 2017, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $418,186 and $307,732 at December 31, 2017 and 2016, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2017	2016

Open	$417,915	$307,744
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	417,915	307,744

Securities received	–	–

Total collateral received	$417,915	$307,744

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

69

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The maturity dates of the reinvested securities lending collateral are as follows:

	2017		2016
	Amortized		Amortized
	Cost	Fair Value	Cost	Fair Value

Open	$97,375	$97,375	$19,466	$19,466
30 days or less	125,477	125,477	180,863	180,863
31 to 60 days	48,801	48,801	33,358	33,358
61 to 90 days	61,803	61,803	24,783	24,783
91 to 120 days	23,435	23,435	12,750	12,750
121 to 180 days	38,179	38,179	36,512	36,512
181 to 365 days	–	–	–	–
1 to 2 years	4,234	4,234	–	–
2 to 3 years	13,272	13,266	–	–
Greater than 3 years	5,617	5,616	–	–

Total	418,193	418,186	307,732	307,732

Securities received	–	–	–	–

Total collateral reinvested	$418,193	$418,186	$307,732	$307,732

Collateral for securities lending transactions that extend beyond one year from the report date, as of December 31, 2017 is as follows. There was no collateral for securities lending transactions that extended beyond one year from the report date, as of December 31, 2016.

Description of collateral	Amount
ABS AUTOS	$12,688
ABS CREDIT CARDS	10,437

Total collateral extending beyond one year of the reporting date	$23,125

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $418,602 (fair value of $418,186) that are currently tradable securities that could be sold and used to pay for the $417,915 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan

70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $703, $714, and $311 was allocated to the Company for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP 102, Pensions. Pension expenses were $1,554, $1,414 and $456 for the years ended December 31, 2017, 2016 and 2015, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $374, $257 and $89 for the years end December 31, 2017, 2016 and 2015, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2017, 2016 and 2015 was insignificant.

71

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. The Company is party to a common cost allocation service agreement between TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2017, 2016 and 2015, the Company paid $28,918, $30,662 and $32,914, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $10,367, $9,203 and $8,320 for these services during 2017, 2016 and 2015, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $3,484, $5,196 and $5,485 for the years ended December 31, 2017, 2016 and 2015, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2017, 2016 and 2015, the Company paid (received) net interest of $60, $47 and $6, respectively, to (from) affiliates. At December 31, 2017 and 2016, the Company reported a net amount of $3,002 and $12,714 receivable and payable to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

72

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2017, the Company had short-term intercompany notes receivable of $124,300 as shown below. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported in Schedule DA as short-term investments.

Receivable from	Amount	Due By	Interest Rate

Transamerica Corporation	$24,300	7/28/2018	1.08%

Transamerica Corporation	$50,000	9/1/2018	1.11%

Transamerica Corporation	$50,000	9/6/2018	1.11%

At December 2016, the Company had short-term intercompany notes receivables of $20,000.

The Company utilizes the look-through approach in valuing its investment in the following four entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)	$2,560
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$6,036
Aegon Multi-Family Equity Fund, LLC (AMFEF)	$12,822
Natural Resources Alternatives Portfolio I, LLC (NRAP)	$4,766

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, entities and/or non-SCA SSAP No. 48 entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

SCA Description	Gross Amount	Nonadmitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation	NAIC Disallowed Entity’s Valuation Method, Resubmission Required

Real Estate Alternatives Portfolio 3A Inc.	$2,889	$-	$2,889	10/31/2017	Sub2	Yes	$ 3,025	No

73

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the disclosures for all SCA investments, except 8bi entities, balance sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8Bi entities) as of December 31, 2017:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$2,889	$2,889	$–
	–	–	–	–
	–	–	–	–
	–	–	–	–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$2,889	$2,889	$–

SSAP No. 97 8b(iv) Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$2,889	$2,889	$–

Aggregate Total	XXX	$2,889	$2,889	$–

74

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

NAIC
Disallowed
Entities
Valuation
					NAIC	Method,
	Type of	Date of		NAIC	Response	Submission
	NAIC	Filing to the		Valuation	Received	Required
SCA Entity	Filing*	NAIC		Amount	Y/N	Y/N	Code**

SSAP No. 97 8a Entities
			$	–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8a Entities	–	–	$	–	–	–	–

SSAP No. 97 8b(ii) Entities
			$	–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8b(ii) Entities	–	–	$	–	–	–	–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2017	$	2,994	Y	N	I
				–	–	–	–
				–	–	–	–
				–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8b(iii) Entities	–	–	$	2,994	–	–	–

SSAP No. 97 8b(iv) Entities
			$	–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8b(iv) Entities	–	–	$	–	–	–	–

Total SSAP No. 97 8b Entities (except 8bi entities)	–	–	$	2,994	–	–	–

Aggregate Total	–	–	$	2,994	–	–	–

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

75

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of MGA/TPA	FEIN #	Exclusive	Type of Business	Type of	Total Direct
		Contract	Written	Authority	Premiums
				Granted

The Vanguard Group, Inc. 100 Vanguard Blvd	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$50,268
Malvem, PA 19355

C -        Claims Payment

B -        Binding Authority

P -         Premium Collection

U -        Underwriting

For years ended December 31, 2017, 2016 and 2015, the Company had $50,268, $35,397 and $48,811, respectively, of direct premiums written by The Vanguard Group, Inc.

For years ended December 31, 2017, 2016 and 2015 the Company had $0, $0 and $16,899, respectively, of direct premiums written by Affinion Group.

15. Commitments and Contingencies

At December 31, 2017 and 2016, the Company has mortgage loan commitments of $21,261 and $17,177, respectively.

The Company has contingent commitments of $212,642 and $160,415, at December 31, 2017 and 2016, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies. There are $196,409 and $146,694 in LIHTC commitments as of December 31, 2017 and 2016, respectively.

Private placement commitments outstanding as of December 31, 2017 and 2016 were $17,893 and $18,000, respectively.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

76

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $115 and $391 at December 31, 2017 and 2016, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $80 and $19 at December 31, 2017 and 2016, respectively. The guaranty fund (benefit) expense was ($3,412), ($315) and ($210) for the years ended December 31, 2017, 2016 and 2015, respectively.

16. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2017 and 2016, the Company had dollar repurchase agreements outstanding in the amount of $203,456 and $20,325, respectively. The Company had an outstanding liability for borrowed money in the amount $204,899 and $20,005 at December 31, 2017 and 2016, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2017	2016

Open	$204,340	$19,955
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	204,340	19,955
Securities received	–	–

Total collateral received	$204,340	$19,955

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2017 there were no securities sold and reacquired within 30 days of the sale date.

77

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified a Type I subsequent events for the year ended December 31, 2017 through April 26, 2018.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2017. In January 2018, in connection with the transformation of the Company’s and its parent’s U.S. business and long term strategy, a Company affiliate entered into a multi-year third party administration arrangement for the administration of certain U.S. based in-force policies.

78

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2017 Attachment to Note 9
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908

79

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2017 Attachment to Note 9
Entity Name	FEIN
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219

80

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2017 Attachment to Note 9
Entity Name	FEIN
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

81

Statutory-Basis

Financial Statement Schedule

82

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2017

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$463,148	$566,749	$470,990
States, municipalities and political subdivisions	240,429	243,661	240,429
Foreign governments	129,085	140,778	129,085
Hybrid securities	130,794	134,911	130,794
All other corporate bonds	4,968,695	5,260,840	4,968,124
Preferred stocks	4,552	4,394	4,552

Total fixed maturities	5,936,703	6,351,333	5,943,974

Equity securities
Common stocks:
Public utilities	–	–	–
Banks, trust and insurance	–	–	–
Industrial, miscellaneous and all other	–	–	–

Total equity securities	–	–	–

Mortgage loans on real estate	1,348,257		1,348,257
Real estate	3,604		3,604
Policy loans	125,868		125,868
Other long-term investments	59,462		59,462
Receivable for securities	115		115
Securities lending	418,193		418,193
Cash, cash equivalents and short-term investments	410,188		410,188

Total investments	$8,302,390		$8,309,661

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	United States government, state, municipal and political, hybrid and corporate bonds of $2,292 are held at fair value rather than amortized cost due to having an NAIC 6 rating.

83

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2017
Individual life	$1,045,834	$–	$18,135	$(1,299)	$47,944	$18,776	$57,492
Individual health	85,754	4,305	10,860	49,066	3,206	72,440	14,485
Group life and health	181,571	2,554	10,627	79,899	8,035	63,981	31,511
Annuity	5,447,545	–	519	5,030,921	259,675	5,683,831	(315,328)
Other	–	–	–	–	52,874	–	–

	$6,760,704	$6,859	$40,141	$5,158,587	$371,734	$5,839,028	$(211,840)

Year ended December 31, 2016
Individual life	$1,118,498	$–	$18,281	$157,318	$53,602	$182,963	$75,668
Individual health	43,800	5,321	11,729	62,058	3,431	19,448	17,692
Group life and health	162,148	2,811	11,317	80,133	8,554	55,385	32,104
Annuity	5,806,086	–	686	5,475,752	293,132	5,750,859	114,033
Other	–	–	–	–	49,610	–	–

	$7,130,532	$8,132	$42,013	$5,775,261	$408,330	$6,008,655	$239,497

Year ended December 31, 2015
Individual life	$1,033,269	$–	$15,641	$143,383	$52,051	$161,212	$81,310
Individual health	59,122	5,842	12,239	58,286	3,163	53,426	22,486
Group life and health	140,745	1,914	22,065	81,840	7,833	47,903	27,820
Annuity	5,804,427	–	938	5,529,484	292,596	4,837,210	1,004,128
Other	–	–	–	–	59,905	–	–

	$7,037,563	$7,756	$50,883	$5,812,993	$415,548	$5,099,751	$1,135,744

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied

84

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2017
Life insurance in force	$25,419,746	$154,374,478	$151,926,555	$22,971,822	661%

Premiums:
Individual life	$179,651	$694,892	$513,942	$(1,299)	-39579%
Individual health	49,240	194	20	49,065	0%
Group life and health	81,890	3,073	1,081	79,898	1%
Annuity	5,193,872	168,576	5,624	5,030,920	0%

	$5,504,653	$866,735	$520,667	$5,158,584	10%

Year ended December 31, 2016
Life insurance in force	$25,466,212	$172,845,130	$170,252,105	$22,873,187	744%

Premiums:
Individual life	$172,726	$536,674	$521,267	$157,319	331%
Individual health	62,606	604	56	62,058	0%
Group life and health	81,420	3,235	1,948	80,133	2%
Annuity	5,470,023	333	6,062	5,475,752	0%

	$5,786,775	$540,846	$529,333	$5,775,262	9%

Year ended December 31, 2015
Life insurance in force	$24,382,596	$180,500,389	$177,774,290	$21,656,497	821%

Premiums:
Individual life	$158,031	$515,667	$501,018	$143,382	349%
Individual health	59,062	822	46	58,286	0%
Group life and health	81,321	1,766	2,284	81,839	3%
Annuity	5,522,672	395	7,208	5,529,485	0%

	$5,821,086	$518,650	$510,556	$5,812,992	9%

85

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Years Ended December 31, 2017 and 2016

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Financial Statements

Years Ended December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and Contract Owners of TFLIC Separate Account VNY

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the table below (constituting TFLIC Separate Account VNY, hereafter collectively referred to as the “Sub-Accounts”) as of December 31, 2017 and the related statements of operations and change in net assets, including the related notes, for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

AB Global Thematic Growth Class B Shares (1)	TA Asset Allocation - Moderate Growth Initial Class (1)
AB Growth Class B Shares (1)	TA Barrow Hanley Dividend Focused Initial Class (1)
AB Large Cap Growth Class B Shares (1)	TA Clarion Global Real Estate Securities Initial Class (1)
Columbia - Small Company Growth Class 1 Shares (1)	TA Janus Mid-Cap Growth Initial Class (1)
DFA VA Global Bond (1)	TA JPMorgan Enhanced Index Initial Class (1)
DFA VA International Small (1)	TA Managed Risk - Balanced ETF Initial Class (1)
DFA VA International Value (1)	TA Managed Risk - Growth ETF Initial Class (1)
DFA VA Short-Term Fixed (1)	TA MFS International Equity Initial Class (1)
DFA VA U.S. Large Value (1)	TA Morgan Stanley Capital Growth Initial Class (1)
DFA VA U.S. Targeted Value (1)	TA Multi-Managed Balanced Initial Class (1)
Dreyfus Sustainable U.S. Equity Service Shares (1)	TA PIMCO Total Return Initial Class (1)
Dreyfus VIF Appreciation Service Shares (1)	TA Small/Mid Cap Value Initial Class (1)
Federated Fund for U.S. Government Securities II (1)	TA T. Rowe Price Small Cap Initial Class (1)
Federated Government Money II Service Shares (1)	TA TS&W International Equity Initial Class (1)
Federated High Income Bond II Primary Shares (1)	TA WMC US Growth Initial Class (1)
Federated Managed Tail Risk II Primary Shares (1)	Vanguard® Equity Index (1)
Federated Managed Volatility II (1)	Vanguard® International (1)
Fidelity® VIP Contrafund® Initial Class (1)	Vanguard® Mid-Cap Index (1)
Fidelity® VIP Mid Cap Initial Class (1)	Vanguard® REIT Index (1)
Fidelity® VIP Value Strategies Initial Class (1)	Vanguard® Short-Term Investment Grade (1)
NVIT Emerging Markets Class D Shares (2)	Vanguard® Total Bond Market Index (1)
TA Asset Allocation - Conservative Initial Class (1)	Wanger International (1)
TA Asset Allocation - Growth Initial Class (1)	Wanger USA (1)
TA Asset Allocation - Moderate Initial Class (1)

(1)	Statement of assets and liabilities as of December 31, 2017, and statements of operations and change in net assets for the years ended December 31, 2017 and 2016.
(2)	Statement of assets and liabilities as of December 31, 2017 and statements of operations and change in net assets for the year ended December 31, 2017 and the period August 4, 2016 (commencement of operations) through December 31, 2016.

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2018

We have served as the auditor of one or more Sub-Accounts in TFLIC Separate Account VNY since 2014.

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Global Thematic Growth Class B Shares	—	$—	$—	$—	$—	—	$1.681108	$13.365090
AB Growth Class B Shares	—	—	—	—	—	—	2.223283	12.957277
AB Large Cap Growth Class B Shares	—	—	—	—	—	—	2.382035	12.738404
Columbia—Small Company Growth Class 1 Shares	1,491.661	22,561	27,909	(2)	27,907	12,788	2.182350	12.584539
DFA VA Global Bond	203,226.467	2,210,302	2,160,297	4	2,160,301	1,549,595	1.369864	10.064734
DFA VA International Small	46,291.237	542,334	650,855	—	650,855	316,947	2.017470	12.907486
DFA VA International Value	81,615.717	927,140	1,114,871	(9)	1,114,862	741,770	1.480658	12.309511
DFA VA Short-Term Fixed	95,248.753	973,320	967,727	(55)	967,672	853,766	1.111820	9.910985
DFA VA U.S. Large Value	108,426.037	2,479,160	2,918,829	(5)	2,918,824	1,203,131	2.382282	11.557902
DFA VA U.S. Targeted Value	50,741.610	831,301	999,102	(13)	999,089	473,796	2.071592	10.597421
Dreyfus Sustainable U.S. Equity Service Shares	—	—	—	—	—	—	2.208562	11.165057
Dreyfus VIF Appreciation Service Shares	—	—	—	—	—	—	2.315670	12.370410
Federated Fund for U.S. Government Securities II	23,431.445	257,660	251,419	(5)	251,414	182,320	1.358753	10.064335
Federated Government Money II Service Shares	607,349.370	607,349	607,349	35	607,384	577,913	1.031874	9.850032
Federated High Income Bond II Primary Shares	29,293.667	196,805	199,783	6	199,789	93,231	2.132472	10.547184
Federated Managed Tail Risk II Primary Shares	—	—	—	—	—	—	1.232758	10.894441
Federated Managed Volatility II	247.579	2,177	2,674	3	2,677	1,196	2.185677	11.525127
Fidelity® VIP Contrafund® Initial Class	3,526.423	115,621	133,792	6	133,798	58,167	2.266031	11.824972
Fidelity® VIP Mid Cap Initial Class	3,718.683	131,067	144,806	(1)	144,805	59,404	2.404954	11.717941
Fidelity® VIP Value Strategies Initial Class	4,325.534	59,843	61,725	1	61,726	28,240	2.150431	11.595137
NVIT Emerging Markets Class D Shares	296.278	2,985	3,994	—	3,994	289	13.773198	13.999938
TA Asset Allocation—Conservative Initial Class	—	—	—	—	—	—	1.596165	11.088088
TA Asset Allocation—Growth Initial Class	16,338.346	199,720	222,692	1	222,693	123,905	1.765707	12.184648
TA Asset Allocation—Moderate Initial Class	26,233.473	274,641	331,066	(1)	331,065	190,011	1.702335	11.416169
TA Asset Allocation—Moderate Growth Initial Class	8,094.606	88,938	108,792	1	108,793	61,520	1.737258	11.721405
TA Barrow Hanley Dividend Focused Initial Class	3,468.557	74,426	88,968	(1)	88,967	39,061	2.257287	11.327136
TA Clarion Global Real Estate Securities Initial Class	3,065.589	33,472	40,312	—	40,312	25,292	1.562533	11.093689
TA Janus Mid-Cap Growth Initial Class	971.139	24,267	31,368	(1)	31,367	13,771	2.277822	12.479947
TA JPMorgan Enhanced Index Initial Class	457.338	6,859	9,915	2	9,917	3,988	2.428245	11.755792
TA Managed Risk—Balanced ETF Initial Class	31,997.356	346,008	401,567	—	401,567	262,569	1.502060	11.166536
TA Managed Risk—Growth ETF Initial Class	—	—	—	—	—	—	1.579784	11.615958
TA MFS International Equity Initial Class	3,679.190	29,236	36,461	(1)	36,460	21,166	1.716264	12.558418
TA Morgan Stanley Capital Growth Initial Class	—	—	—	—	—	—	2.963578	13.863173
TA Multi-Managed Balanced Initial Class	19,029.344	247,243	288,675	(2)	288,673	140,076	2.037435	11.158116
TA PIMCO Total Return Initial Class	26,836.927	305,139	310,235	10	310,245	190,839	1.589684	10.392430
TA Small/Mid Cap Value Initial Class	2,580.092	51,970	55,498	—	55,498	24,292	2.284564	11.179678
TA T. Rowe Price Small Cap Initial Class	3,919.001	54,830	61,097	1	61,098	20,847	2.880718	11.869517
TA TS&W International Equity Initial Class	1,567.360	19,890	22,617	—	22,617	14,814	1.526687	12.099317
TA WMC US Growth Initial Class	3,352.754	72,648	98,068	8	98,076	46,643	2.085921	12.477485
Vanguard® Equity Index	51,737.832	1,689,852	2,130,047	(6)	2,130,041	858,810	2.447518	11.813423
Vanguard® International	29,165.113	580,000	797,374	—	797,374	498,380	1.582796	14.089445
Vanguard® Mid-Cap Index	35,277.888	744,385	836,792	7	836,799	335,909	2.454026	11.539910

See accompanying notes.

2

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® REIT Index	40,115.167	$524,653	$527,113	$1	$527,114	263,427	$1.964332	$10.506702
Vanguard® Short-Term Investment Grade	130,107.241	1,378,873	1,381,739	(24)	1,381,715	994,742	1.363618	10.043572
Vanguard® Total Bond Market Index	160,146.353	1,901,848	1,897,734	(2)	1,897,732	1,244,447	1.495552	10.221980
Wanger International	515.813	14,074	15,908	(1)	15,907	7,283	2.168201	13.168280
Wanger USA	1,526.471	47,448	40,818	(3)	40,815	17,381	2.306278	11.597937

See accompanying notes.

3

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	AB Global Thematic Growth Class B Shares Subaccount	AB Growth Class B Shares Subaccount	AB Large Cap Growth Class B Shares Subaccount	Columbia - Small Company Growth Class 1 Shares Subaccount	DFA VA Global Bond Subaccount
Net Assets as of December 31, 2015:	$—	$—	$—	$—	$1,739,752

Investment Income:
Reinvested Dividends	—	—	—	—	33,003
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	13	10,746

Net Investment Income (Loss)	—	—	—	(13)	22,257
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	10,476
Realized Gain (Loss) on Investments	—	—	—	14	(962)

Net Realized Capital Gains (Losses) on Investments	—	—	—	14	9,514
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	424	(15,282)

Net Gain (Loss) on Investment	—	—	—	438	(5,768)
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	425	16,489

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	22,123	194,106

Total Increase (Decrease) in Net Assets	—	—	—	22,548	210,595

Net Assets as of December 31, 2016:	$—	$—	$—	$22,548	$1,950,347

Investment Income:
Reinvested Dividends	—	—	—	—	37,724
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	189	12,302

Net Investment Income (Loss)	—	—	—	(189)	25,422
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	1,408	1,027
Realized Gain (Loss) on Investments	—	—	—	165	(5,267)

Net Realized Capital Gains (Losses) on Investments	—	—	—	1,573	(4,240)
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	4,924	8,345

Net Gain (Loss) on Investment	—	—	—	6,497	4,105
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	6,308	29,527

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	(949)	180,427

Total Increase (Decrease) in Net Assets	—	—	—	5,359	209,954

Net Assets as of December 31, 2017:	$—	$—	$—	$27,907	$2,160,301

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	DFA VA International Small Subaccount	DFA VA International Value Subaccount	DFA VA Short- Term Fixed Subaccount	DFA VA U.S. Large Value Subaccount	DFA VA U.S. Targeted Value Subaccount
Net Assets as of December 31, 2015:	$543,555	$921,805	$660,119	$2,419,491	$891,376

Investment Income:
Reinvested Dividends	12,435	31,937	5,153	47,158	8,810
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,198	6,142	4,136	15,056	5,613

Net Investment Income (Loss)	9,237	25,795	1,017	32,102	3,197
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,326	—	—	18,048	31,277
Realized Gain (Loss) on Investments	19,619	3,743	(32)	120,758	88,954

Net Realized Capital Gains (Losses) on Investments	23,945	3,743	(32)	138,806	120,231
Net Change in Unrealized Appreciation (Depreciation)	(1,224)	63,686	169	254,653	98,677

Net Gain (Loss) on Investment	22,721	67,429	137	393,459	218,908
Net Increase (Decrease) in Net Assets Resulting from Operations	31,958	93,224	1,154	425,561	222,105

Increase (Decrease) in Net Assets from Contract Transactions	(33,055)	22,793	97,729	(275,954)	(195,092)

Total Increase (Decrease) in Net Assets	(1,097)	116,017	98,883	149,607	27,013

Net Assets as of December 31, 2016:	$542,458	$1,037,822	$759,002	$2,569,098	$918,389

Investment Income:
Reinvested Dividends	15,133	29,492	9,879	50,345	10,075
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,666	6,899	4,790	15,977	5,540

Net Investment Income (Loss)	11,467	22,593	5,089	34,368	4,535
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	16,468	—	—	109,805	59,783
Realized Gain (Loss) on Investments	11,852	23,309	(394)	233,769	13,944

Net Realized Capital Gains (Losses) on Investments	28,320	23,309	(394)	343,574	73,727
Net Change in Unrealized Appreciation (Depreciation)	116,082	203,624	(2,806)	87,165	6,182

Net Gain (Loss) on Investment	144,402	226,933	(3,200)	430,739	79,909
Net Increase (Decrease) in Net Assets Resulting from Operations	155,869	249,526	1,889	465,107	84,444

Increase (Decrease) in Net Assets from Contract Transactions	(47,472)	(172,486)	206,781	(115,381)	(3,744)

Total Increase (Decrease) in Net Assets	108,397	77,040	208,670	349,726	80,700

Net Assets as of December 31, 2017:	$650,855	$1,114,862	$967,672	$2,918,824	$999,089

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Dreyfus Sustainable U.S. Equity Service Shares Subaccount	Dreyfus VIF Appreciation Service Shares Subaccount	Federated Fund for U.S. Government Securities II Subaccount	Federated Government Money II Service Shares Subaccount	Federated High Income Bond II Primary Shares Subaccount
Net Assets as of December 31, 2015:	$—	$—	$150,389	$88,106	$152,129

Investment Income:
Reinvested Dividends	—	—	6,948	1	9,844
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	1,496	1,148	1,148

Net Investment Income (Loss)	—	—	5,452	(1,147)	8,696
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	(975)	—	(487)

Net Realized Capital Gains (Losses) on Investments	—	—	(975)	—	(487)
Net Change in Unrealized Appreciation (Depreciation)	—	—	(3,558)	—	13,080

Net Gain (Loss) on Investment	—	—	(4,533)	—	12,593
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	919	(1,147)	21,289

Increase (Decrease) in Net Assets from Contract Transactions	—	—	99,507	692,644	(2,614)

Total Increase (Decrease) in Net Assets	—	—	100,426	691,497	18,675

Net Assets as of December 31, 2016:	$—	$—	$250,815	$779,603	$170,804

Investment Income:
Reinvested Dividends	—	—	5,938	2,135	12,201
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	1,583	4,180	1,323

Net Investment Income (Loss)	—	—	4,355	(2,045)	10,878
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	(758)	—	(16)

Net Realized Capital Gains (Losses) on Investments	—	—	(758)	—	(16)
Net Change in Unrealized Appreciation (Depreciation)	—	—	(338)	—	105

Net Gain (Loss) on Investment	—	—	(1,096)	—	89
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	3,259	(2,045)	10,967

Increase (Decrease) in Net Assets from Contract Transactions	—	—	(2,660)	(170,174)	18,018

Total Increase (Decrease) in Net Assets	—	—	599	(172,219)	28,985

Net Assets as of December 31, 2017:	$—	$—	$251,414	$607,384	$199,789

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Federated Managed Tail Risk II Primary Shares Subaccount	Federated Managed Volatility II Subaccount	Fidelity® VIP Contrafund® Initial Class Subaccount	Fidelity® VIP Mid Cap Initial Class Subaccount	Fidelity® VIP Value Strategies Initial Class Subaccount
Net Assets as of December 31, 2015:	$—	$2,145	$197,314	$—	$—

Investment Income:
Reinvested Dividends	—	103	580	437	505
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11	22	1,243	389	205

Net Investment Income (Loss)	(11)	81	(663)	48	300
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	16,277	11	—
Realized Gain (Loss) on Investments	204	1,085	(8,325)	27	13

Net Realized Capital Gains (Losses) on Investments	204	1,085	7,952	38	13
Net Change in Unrealized Appreciation (Depreciation)	—	60	343	11,336	4,899

Net Gain (Loss) on Investment	204	1,145	8,295	11,374	4,912
Net Increase (Decrease) in Net Assets Resulting from Operations	193	1,226	7,632	11,422	5,212

Increase (Decrease) in Net Assets from Contract Transactions	(193)	(1,083)	(131,239)	80,143	41,881

Total Increase (Decrease) in Net Assets	—	143	(123,607)	91,565	47,093

Net Assets as of December 31, 2016:	$—	$2,288	$73,707	$91,565	$47,093

Investment Income:
Reinvested Dividends	—	95	1,167	892	845
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	14	684	763	333

Net Investment Income (Loss)	—	81	483	129	512
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	5,020	4,635	12,286
Realized Gain (Loss) on Investments	—	4	507	14,863	(754)

Net Realized Capital Gains (Losses) on Investments	—	4	5,527	19,498	11,532
Net Change in Unrealized Appreciation (Depreciation)	—	312	14,915	2,402	(3,017)

Net Gain (Loss) on Investment	—	316	20,442	21,900	8,515
Net Increase (Decrease) in Net Assets Resulting from Operations	—	397	20,925	22,029	9,027

Increase (Decrease) in Net Assets from Contract Transactions	—	(8)	39,166	31,211	5,606

Total Increase (Decrease) in Net Assets	—	389	60,091	53,240	14,633

Net Assets as of December 31, 2017:	$—	$2,677	$133,798	$144,805	$61,726

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	NVIT Emerging Markets Class D Shares Subaccount(1)	TA Asset Allocation - Conservative Initial Class Subaccount	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount	TA Asset Allocation - Moderate Growth Initial Class Subaccount
Net Assets as of December 31, 2015:	$—	$—	$43,434	$272,316	$354,564

Investment Income:
Reinvested Dividends	132	—	3,747	6,152	2,503
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20	—	846	1,525	959

Net Investment Income (Loss)	112	—	2,901	4,627	1,544
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	7,011	6,733
Realized Gain (Loss) on Investments	391	—	291	133	30,060

Net Realized Capital Gains (Losses) on Investments	391	—	291	7,144	36,793
Net Change in Unrealized Appreciation (Depreciation)	(135)	—	9,409	1,799	(37,118)

Net Gain (Loss) on Investment	256	—	9,700	8,943	(325)
Net Increase (Decrease) in Net Assets Resulting from Operations	368	—	12,601	13,570	1,219

Increase (Decrease) in Net Assets from Contract Transactions	2,814	—	122,589	(29)	(228,103)

Total Increase (Decrease) in Net Assets	3,182	—	135,190	13,541	(226,884)

Net Assets as of December 31, 2016:	$3,182	$—	$178,624	$285,857	$127,680

Investment Income:
Reinvested Dividends	36	—	2,959	5,838	2,425
Investment Expense:
Mortality and Expense Risk and Administrative Charges	22	—	1,204	1,703	819

Net Investment Income (Loss)	14	—	1,755	4,135	1,606
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	4,468	6,949	4,702
Realized Gain (Loss) on Investments	98	—	36,949	258	9,888

Net Realized Capital Gains (Losses) on Investments	98	—	41,417	7,207	14,590
Net Change in Unrealized Appreciation (Depreciation)	1,144	—	(622)	33,897	7,257

Net Gain (Loss) on Investment	1,242	—	40,795	41,104	21,847
Net Increase (Decrease) in Net Assets Resulting from Operations	1,256	—	42,550	45,239	23,453

Increase (Decrease) in Net Assets from Contract Transactions	(444)	—	1,519	(31)	(42,340)

Total Increase (Decrease) in Net Assets	812	—	44,069	45,208	(18,887)

Net Assets as of December 31, 2017:	$3,994	$—	$222,693	$331,065	$108,793

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA Managed Risk - Balanced ETF Initial Class Subaccount
Net Assets as of December 31, 2015:	$33,300	$33,676	$—	$22,300	$260,277

Investment Income:
Reinvested Dividends	1,302	619	—	31	7,064
Investment Expense:
Mortality and Expense Risk and Administrative Charges	354	203	15	62	2,023

Net Investment Income (Loss)	948	416	(15)	(31)	5,041
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	171	3,037
Realized Gain (Loss) on Investments	3,189	276	14	3,514	78

Net Realized Capital Gains (Losses) on Investments	3,189	276	14	3,685	3,115
Net Change in Unrealized Appreciation (Depreciation)	5,370	(523)	275	(2,930)	6,804

Net Gain (Loss) on Investment	8,559	(247)	289	755	9,919
Net Increase (Decrease) in Net Assets Resulting from Operations	9,507	169	274	724	14,960

Increase (Decrease) in Net Assets from Contract Transactions	3,513	241	25,105	(14,794)	114,052

Total Increase (Decrease) in Net Assets	13,020	410	25,379	(14,070)	129,012

Net Assets as of December 31, 2016:	$46,320	$34,086	$25,379	$8,230	$389,289

Investment Income:
Reinvested Dividends	1,996	1,416	30	51	7,917
Investment Expense:
Mortality and Expense Risk and Administrative Charges	459	217	214	49	2,319

Net Investment Income (Loss)	1,537	1,199	(184)	2	5,598
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	189	181	—
Realized Gain (Loss) on Investments	280	114	220	17	4,791

Net Realized Capital Gains (Losses) on Investments	280	114	409	198	4,791
Net Change in Unrealized Appreciation (Depreciation)	9,140	2,534	6,825	1,486	40,026

Net Gain (Loss) on Investment	9,420	2,648	7,234	1,684	44,817
Net Increase (Decrease) in Net Assets Resulting from Operations	10,957	3,847	7,050	1,686	50,415

Increase (Decrease) in Net Assets from Contract Transactions	31,690	2,379	(1,062)	1	(38,137)

Total Increase (Decrease) in Net Assets	42,647	6,226	5,988	1,687	12,278

Net Assets as of December 31, 2017:	$88,967	$40,312	$31,367	$9,917	$401,567

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA Managed Risk - Growth ETF Initial Class Subaccount	TA MFS International Equity Initial Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Multi-Managed Balanced Initial Class Subaccount	TA PIMCO Total Return Initial Class Subaccount
Net Assets as of December 31, 2015:	$—	$6,448	$—	$156,395	$284,100

Investment Income:
Reinvested Dividends	—	872	—	2,704	7,215
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	331	—	1,547	1,691

Net Investment Income (Loss)	—	541	—	1,157	5,524
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	436	—	9,155	239
Realized Gain (Loss) on Investments	—	84	—	83	327

Net Realized Capital Gains (Losses) on Investments	—	520	—	9,238	566
Net Change in Unrealized Appreciation (Depreciation)	—	212	—	10,762	387

Net Gain (Loss) on Investment	—	732	—	20,000	953
Net Increase (Decrease) in Net Assets Resulting from Operations	—	1,273	—	21,157	6,477

Increase (Decrease) in Net Assets from Contract Transactions	—	13,917	—	113,055	4,972

Total Increase (Decrease) in Net Assets	—	15,190	—	134,212	11,449

Net Assets as of December 31, 2016:	$—	$21,638	$—	$290,607	$295,549

Investment Income:
Reinvested Dividends	—	453	—	2,657	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	222	—	1,833	1,708

Net Investment Income (Loss)	—	231	—	824	(1,708)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	3,476	3,047
Realized Gain (Loss) on Investments	—	260	—	5,859	80

Net Realized Capital Gains (Losses) on Investments	—	260	—	9,335	3,127
Net Change in Unrealized Appreciation (Depreciation)	—	6,350	—	28,428	11,451

Net Gain (Loss) on Investment	—	6,610	—	37,763	14,578
Net Increase (Decrease) in Net Assets Resulting from Operations	—	6,841	—	38,587	12,870

Increase (Decrease) in Net Assets from Contract Transactions	—	7,981	—	(40,521)	1,826

Total Increase (Decrease) in Net Assets	—	14,822	—	(1,934)	14,696

Net Assets as of December 31, 2017:	$—	$36,460	$—	$288,673	$310,245

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA Small/Mid Cap Value Initial Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount	TA TS&W International Equity Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount	Vanguard® Equity Index Subaccount
Net Assets as of December 31, 2015:	$—	$99,350	$—	$36,516	$1,901,911

Investment Income:
Reinvested Dividends	—	—	482	149	42,542
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29	326	95	242	12,015

Net Investment Income (Loss)	(29)	(326)	387	(93)	30,527
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	4,685	—	1,536	34,751
Realized Gain (Loss) on Investments	41	(9,659)	(1,095)	117	185,783

Net Realized Capital Gains (Losses) on Investments	41	(4,974)	(1,095)	1,653	220,534
Net Change in Unrealized Appreciation (Depreciation)	1,275	6,285	(189)	(117)	(53,411)

Net Gain (Loss) on Investment	1,316	1,311	(1,284)	1,536	167,123
Net Increase (Decrease) in Net Assets Resulting from Operations	1,287	985	(897)	1,443	197,650

Increase (Decrease) in Net Assets from Contract Transactions	48,815	(60,344)	11,935	43,575	(271,609)

Total Increase (Decrease) in Net Assets	50,102	(59,359)	11,038	45,018	(73,959)

Net Assets as of December 31, 2016:	$50,102	$39,991	$11,038	$81,534	$1,827,952

Investment Income:
Reinvested Dividends	603	—	470	392	35,464
Investment Expense:
Mortality and Expense Risk and Administrative Charges	394	310	139	622	12,525

Net Investment Income (Loss)	209	(310)	331	(230)	22,939
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,699	3,455	—	2,216	60,573
Realized Gain (Loss) on Investments	122	73	109	2,135	82,811

Net Realized Capital Gains (Losses) on Investments	4,821	3,528	109	4,351	143,384
Net Change in Unrealized Appreciation (Depreciation)	2,253	6,856	2,916	18,544	209,258

Net Gain (Loss) on Investment	7,074	10,384	3,025	22,895	352,642
Net Increase (Decrease) in Net Assets Resulting from Operations	7,283	10,074	3,356	22,665	375,581

Increase (Decrease) in Net Assets from Contract Transactions	(1,887)	11,033	8,223	(6,123)	(73,492)

Total Increase (Decrease) in Net Assets	5,396	21,107	11,579	16,542	302,089

Net Assets as of December 31, 2017:	$55,498	$61,098	$22,617	$98,076	$2,130,041

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Vanguard® International Subaccount	Vanguard® Mid-Cap Index Subaccount	Vanguard® REIT Index Subaccount	Vanguard® Short- Term Investment Grade Subaccount	Vanguard® Total Bond Market Index Subaccount
Net Assets as of December 31, 2015:	$607,860	$721,371	$431,930	$1,238,984	$1,769,650

Investment Income:
Reinvested Dividends	8,782	9,705	11,853	23,696	39,517
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,904	4,419	2,670	7,523	10,293

Net Investment Income (Loss)	4,878	5,286	9,183	16,173	29,224
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	10,225	48,259	31,449	—	4,708
Realized Gain (Loss) on Investments	(7,884)	6,791	4,701	3,646	(1,047)

Net Realized Capital Gains (Losses) on Investments	2,341	55,050	36,150	3,646	3,661
Net Change in Unrealized Appreciation (Depreciation)	4,115	8,273	(13,304)	5,788	963

Net Gain (Loss) on Investment	6,456	63,323	22,846	9,434	4,624
Net Increase (Decrease) in Net Assets Resulting from Operations	11,334	68,609	32,029	25,607	33,848

Increase (Decrease) in Net Assets from Contract Transactions	55,564	(76,961)	(430)	32,765	(105,914)

Total Increase (Decrease) in Net Assets	66,898	(8,352)	31,599	58,372	(72,066)

Net Assets as of December 31, 2016:	$674,758	$713,019	$463,529	$1,297,356	$1,697,584

Investment Income:
Reinvested Dividends	8,666	8,966	11,653	25,554	41,632
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,895	4,790	2,954	7,890	10,597

Net Investment Income (Loss)	3,771	4,176	8,699	17,664	31,035
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,300	32,771	20,780	2,204	5,605
Realized Gain (Loss) on Investments	22,827	33,214	12,442	2,780	(6,229)

Net Realized Capital Gains (Losses) on Investments	28,127	65,985	33,222	4,984	(624)
Net Change in Unrealized Appreciation (Depreciation)	229,679	60,017	(21,383)	(3,322)	20,670

Net Gain (Loss) on Investment	257,806	126,002	11,839	1,662	20,046
Net Increase (Decrease) in Net Assets Resulting from Operations	261,577	130,178	20,538	19,326	51,081

Increase (Decrease) in Net Assets from Contract Transactions	(138,961)	(6,398)	43,047	65,033	149,067

Total Increase (Decrease) in Net Assets	122,616	123,780	63,585	84,359	200,148

Net Assets as of December 31, 2017:	$797,374	$836,799	$527,114	$1,381,715	$1,897,732

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Statement of Operations and Changes in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Wanger International Subaccount	Wanger USA Subaccount
Net Assets as of December 31, 2015:	$24,791	$75,197

Investment Income:
Reinvested Dividends	85	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	98	301

Net Investment Income (Loss)	(13)	(301)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	956	9,491
Realized Gain (Loss) on Investments	(5,911)	(3,287)

Net Realized Capital Gains (Losses) on Investments	(4,955)	6,204
Net Change in Unrealized Appreciation (Depreciation)	4,648	(827)

Net Gain (Loss) on Investment	(307)	5,377
Net Increase (Decrease) in Net Assets Resulting from Operations	(320)	5,076

Increase (Decrease) in Net Assets from Contract Transactions	(19,267)	(41,210)

Total Increase (Decrease) in Net Assets	(19,587)	(36,134)

Net Assets as of December 31, 2016:	$5,204	$39,063

Investment Income:
Reinvested Dividends	180	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	81	238

Net Investment Income (Loss)	99	(238)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	108	6,195
Realized Gain (Loss) on Investments	(75)	(2,379)

Net Realized Capital Gains (Losses) on Investments	33	3,816
Net Change in Unrealized Appreciation (Depreciation)	2,819	3,390

Net Gain (Loss) on Investment	2,852	7,206
Net Increase (Decrease) in Net Assets Resulting from Operations	2,951	6,968

Increase (Decrease) in Net Assets from Contract Transactions	7,752	(5,216)

Total Increase (Decrease) in Net Assets	10,703	1,752

Net Assets as of December 31, 2017:	$15,907	$40,815

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

1. Organization

Separate Account VNY (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of the Advisor’s Edge® NY Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Global Thematic Growth Class B Shares	AB Global Thematic Growth Portfolio Class B Shares
AB Growth Class B Shares	AB Growth Portfolio Class B Shares
AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares
Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust
Columbia - Small Company Growth Class 1 Shares	Columbia - Small Company Growth Portfolio Class 1 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
Dreyfus Funds	Dreyfus Funds
Dreyfus Sustainable U.S. Equity Service Shares	Dreyfus Sustainable U.S. Equity Portfolio Service Shares
Dreyfus VIF Appreciation Service Shares	Dreyfus VIF Appreciation Portfolio Service Shares
Federated Insurance Series	Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money II Service Shares	Federated Government Money Fund II Service Shares
Federated High Income Bond II Primary Shares	Federated High Income Bond Fund II Primary Shares
Federated Managed Tail Risk II Primary Shares	Federated Managed Tail Risk Fund II Primary Shares
Federated Managed Volatility II	Federated Managed Volatility Fund II
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Initial Class
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Initial Class
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Emerging Markets Class D Shares	NVIT Emerging Markets Class D Shares
Transamerica Series Trust	Transamerica Series Trust
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class

14

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
NVIT Emerging Markets Class D Shares	August 4, 2016

The following subaccount name changes were made effective during the fiscal year ended December 31, 2017:

Subaccount	Formerly
Dreyfus Sustainable U.S. Equity Service Shares	Dreyfus Socially Responsible Growth Service Shares

15

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

16

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
AB Global Thematic Growth Class B Shares	$—	$—
AB Growth Class B Shares	—	—
AB Large Cap Growth Class B Shares	—	—
Columbia - Small Company Growth Class 1 Shares	1,409	1,138
DFA VA Global Bond	437,129	230,254
DFA VA International Small	130,303	149,838
DFA VA International Value	304,322	454,215
DFA VA Short-Term Fixed	396,904	184,992
DFA VA U.S. Large Value	785,056	756,266
DFA VA U.S. Targeted Value	269,152	208,574
Dreyfus Sustainable U.S. Equity Service Shares	—	—
Dreyfus VIF Appreciation Service Shares	—	—
Federated Fund for U.S. Government Securities II	18,595	16,898
Federated Government Money II Service Shares	630,233	802,454
Federated High Income Bond II Primary Shares	32,750	3,852
Federated Managed Tail Risk II Primary Shares	—	—
Federated Managed Volatility II	95	23
Fidelity® VIP Contrafund® Initial Class	48,958	4,289
Fidelity® VIP Mid Cap Initial Class	135,795	99,819
Fidelity® VIP Value Strategies Initial Class	69,817	51,414
NVIT Emerging Markets Class D Shares	36	466
TA Asset Allocation - Conservative Initial Class	—	—
TA Asset Allocation - Growth Initial Class	160,291	152,551
TA Asset Allocation - Moderate Initial Class	12,788	1,733
TA Asset Allocation - Moderate Growth Initial Class	7,126	43,159
TA Barrow Hanley Dividend Focused Initial Class	34,994	1,765
TA Clarion Global Real Estate Securities Initial Class	4,380	801
TA Janus Mid-Cap Growth Initial Class	219	1,276
TA JPMorgan Enhanced Index Initial Class	232	49
TA Managed Risk - Balanced ETF Initial Class	7,917	40,456
TA Managed Risk - Growth ETF Initial Class	—	—

17

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

3. Investments (continued)

Subaccount	Purchases	Sales
TA MFS International Equity Initial Class	$9,451	$1,239
TA Morgan Stanley Capital Growth Initial Class	—	—
TA Multi-Managed Balanced Initial Class	6,133	42,353
TA PIMCO Total Return Initial Class	9,704	6,541
TA Small/Mid Cap Value Initial Class	5,303	2,282
TA T. Rowe Price Small Cap Initial Class	16,117	1,939
TA TS&W International Equity Initial Class	9,468	914
TA WMC US Growth Initial Class	2,608	6,746
Vanguard® Equity Index	404,003	393,982
Vanguard® International	125,754	255,644
Vanguard® Mid-Cap Index	195,384	164,838
Vanguard® REIT Index	191,002	118,476
Vanguard® Short-Term Investment Grade	300,829	215,920
Vanguard® Total Bond Market Index	519,761	334,053
Wanger International	9,286	1,327
Wanger USA	6,195	5,453

18

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Global Thematic Growth Class B Shares	—	—	—	—	—	—
AB Growth Class B Shares	—	—	—	—	—	—
AB Large Cap Growth Class B Shares	—	—	—	—	—	—
Columbia - Small Company Growth Class 1 Shares	—	(467)	(467)	13,522	(267)	13,255
DFA VA Global Bond	289,786	(159,251)	130,535	295,190	(155,921)	139,269
DFA VA International Small	57,828	(82,248)	(24,420)	76,038	(95,256)	(19,218)
DFA VA International Value	210,883	(332,328)	(121,445)	269,479	(236,894)	32,585
DFA VA Short-Term Fixed	342,713	(160,486)	182,227	109,854	(23,547)	86,307
DFA VA U.S. Large Value	293,919	(344,126)	(50,207)	208,439	(350,540)	(142,101)
DFA VA U.S. Targeted Value	104,065	(105,468)	(1,403)	81,582	(190,739)	(109,157)
Dreyfus Sustainable U.S. Equity Service Shares	—	—	—	—	—	—
Dreyfus VIF Appreciation Service Shares	—	—	—	—	—	—
Federated Fund for U.S. Government Securities II	9,182	(11,289)	(2,107)	100,408	(26,850)	73,558
Federated Government Money II Service Shares	597,542	(759,048)	(161,506)	718,130	(61,448)	656,682
Federated High Income Bond II Primary Shares	9,844	(1,229)	8,615	3,834	(5,205)	(1,371)
Federated Managed Tail Risk II Primary Shares	—	—	—	22,115	(22,115)	—
Federated Managed Volatility II	—	(5)	(5)	15,215	(15,220)	(5)
Fidelity® VIP Contrafund® Initial Class	21,317	(1,691)	19,626	38,356	(111,856)	(73,500)
Fidelity® VIP Mid Cap Initial Class	59,618	(45,133)	14,485	44,919	—	44,919
Fidelity® VIP Value Strategies Initial Class	28,258	(25,544)	2,714	25,526	—	25,526
NVIT Emerging Markets Class D Shares	—	(34)	(34)	1,622	(1,299)	323
TA Asset Allocation—Conservative Initial Class	—	—	—	—	—	—
TA Asset Allocation—Growth Initial Class	94,637	(93,863)	774	91,560	—	91,560
TA Asset Allocation—Moderate Initial Class	—	(19)	(19)	—	(22)	(22)
TA Asset Allocation—Moderate Growth Initial Class	—	(24,443)	(24,443)	—	(166,869)	(166,869)
TA Barrow Hanley Dividend Focused Initial Class	16,260	(618)	15,642	29,793	(25,585)	4,208
TA Clarion Global Real Estate Securities Initial Class	2,006	(380)	1,626	942	(671)	271

19

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Janus Mid-Cap Growth Initial Class	—	(496)	(496)	14,553	(286)	14,267
TA JPMorgan Enhanced Index Initial Class	—	—	—	—	(7,980)	(7,980)
TA Managed Risk - Balanced ETF Initial Class	—	(25,362)	(25,362)	89,196	—	89,196
TA Managed Risk - Growth ETF Initial Class	—	—	—	—	—	—
TA MFS International Equity Initial Class	5,944	(622)	5,322	38,602	(27,399)	11,203
TA Morgan Stanley Capital Growth Initial Class	—	—	—	—	—	—
TA Multi-Managed Balanced Initial Class	—	(19,915)	(19,915)	68,234	(572)	67,662
TA PIMCO Total Return Initial Class	4,223	(3,004)	1,219	70,771	(67,338)	3,433
TA Small/Mid Cap Value Initial Class	—	(861)	(861)	25,642	(489)	25,153
TA T. Rowe Price Small Cap Initial Class	4,916	(610)	4,306	5,088	(34,280)	(29,192)
TA TS&W International Equity Initial Class	6,522	(528)	5,994	20,385	(11,565)	8,820
TA WMC US Growth Initial Class	—	(3,100)	(3,100)	27,828	(645)	27,183
Vanguard® Equity Index	140,725	(172,766)	(32,041)	166,826	(306,165)	(139,339)
Vanguard® International	89,312	(188,530)	(99,218)	135,108	(81,942)	53,166
Vanguard® Mid-Cap Index	68,914	(71,688)	(2,774)	36,228	(76,440)	(40,212)
Vanguard® REIT Index	82,088	(59,895)	22,193	42,383	(43,447)	(1,064)
Vanguard® Short-Term Investment Grade	199,011	(151,910)	47,101	266,096	(242,498)	23,598
Vanguard® Total Bond Market Index	317,759	(218,276)	99,483	182,988	(255,369)	(72,381)
Wanger International	4,798	(622)	4,176	4,212	(15,615)	(11,403)
Wanger USA	—	(2,392)	(2,392)	3,229	(26,481)	(23,252)

20

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Global Thematic Growth Class B Shares	$—	$—	$—	$—	$—	$—
AB Growth Class B Shares	—	—	—	—	—	—
AB Large Cap Growth Class B Shares	—	—	—	—	—	—
Columbia - Small Company Growth Class 1 Shares	—	(949)	(949)	22,584	(461)	22,123
DFA VA Global Bond	400,232	(219,805)	180,427	412,848	(218,742)	194,106
DFA VA International Small	98,932	(146,404)	(47,472)	115,120	(148,175)	(33,055)
DFA VA International Value	275,158	(447,644)	(172,486)	290,419	(267,626)	22,793
DFA VA Short-Term Fixed	388,371	(181,590)	206,781	124,294	(26,565)	97,729
DFA VA U.S. Large Value	626,652	(742,033)	(115,381)	362,488	(638,442)	(275,954)
DFA VA U.S. Targeted Value	199,757	(203,501)	(3,744)	124,954	(320,046)	(195,092)
Dreyfus Sustainable U.S. Equity Service Shares	—	—	—	—	—	—
Dreyfus VIF Appreciation Service Shares	—	—	—	—	—	—
Federated Fund for U.S. Government Securities II	12,664	(15,324)	(2,660)	136,045	(36,538)	99,507
Federated Government Money II Service Shares	628,099	(798,273)	(170,174)	758,013	(65,369)	692,644
Federated High Income Bond II Primary Shares	20,617	(2,599)	18,018	7,115	(9,729)	(2,614)
Federated Managed Tail Risk II Primary Shares	—	—	—	24,688	(24,881)	(193)
Federated Managed Volatility II	—	(8)	(8)	24,688	(25,771)	(1,083)
Fidelity® VIP Contrafund® Initial Class	42,775	(3,609)	39,166	64,240	(195,479)	(131,239)
Fidelity® VIP Mid Cap Initial Class	130,275	(99,064)	31,211	80,143	—	80,143
Fidelity® VIP Value Strategies Initial Class	56,689	(51,083)	5,606	41,881	—	41,881
NVIT Emerging Markets Class D Shares	—	(444)	(444)	16,545	(13,731)	2,814
TA Asset Allocation - Conservative Initial Class	—	—	—	—	—	—
TA Asset Allocation - Growth Initial Class	152,868	(151,349)	1,519	122,587	2	122,589
TA Asset Allocation - Moderate Initial Class	—	(31)	(31)	—	(29)	(29)
TA Asset Allocation - Moderate Growth Initial Class	—	(42,340)	(42,340)	—	(228,103)	(228,103)
TA Barrow Hanley Dividend Focused Initial Class	33,000	(1,310)	31,690	50,085	(46,572)	3,513
TA Clarion Global Real Estate Securities Initial Class	2,965	(586)	2,379	1,274	(1,033)	241

21

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Janus Mid-Cap Growth Initial Class	$—	$(1,062)	$(1,062)	$25,620	$(515)	$25,105
TA JPMorgan Enhanced Index Initial Class	—	1	1	—	(14,794)	(14,794)
TA Managed Risk - Balanced ETF Initial Class	—	(38,137)	(38,137)	114,051	1	114,052
TA Managed Risk - Growth ETF Initial Class	—	—	—	—	—	—
TA MFS International Equity Initial Class	8,998	(1,017)	7,981	49,963	(36,046)	13,917
TA Morgan Stanley Capital Growth Initial Class	—	—	—	—	—	—
TA Multi-Managed Balanced Initial Class	—	(40,521)	(40,521)	114,051	(996)	113,055
TA PIMCO Total Return Initial Class	6,693	(4,867)	1,826	106,361	(101,389)	4,972
TA Small/Mid Cap Value Initial Class	—	(1,887)	(1,887)	49,801	(986)	48,815
TA T. Rowe Price Small Cap Initial Class	12,663	(1,630)	11,033	10,698	(71,042)	(60,344)
TA TS&W International Equity Initial Class	8,998	(775)	8,223	25,168	(13,233)	11,935
TA WMC US Growth Initial Class	—	(6,123)	(6,123)	44,639	(1,064)	43,575
Vanguard® Equity Index	308,453	(381,945)	(73,492)	324,122	(595,731)	(271,609)
Vanguard® International	111,962	(250,923)	(138,961)	149,015	(93,451)	55,564
Vanguard® Mid-Cap Index	154,021	(160,419)	(6,398)	70,397	(147,358)	(76,961)
Vanguard® REIT Index	159,209	(116,162)	43,047	81,803	(82,233)	(430)
Vanguard® Short-Term Investment Grade	274,371	(209,338)	65,033	363,535	(330,770)	32,765
Vanguard® Total Bond Market Index	474,959	(325,892)	149,067	276,578	(382,492)	(105,914)
Wanger International	8,998	(1,246)	7,752	7,154	(26,421)	(19,267)
Wanger USA	—	(5,216)	(5,216)	5,568	(46,778)	(41,210)

22

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AB Global Thematic Growth Class B Shares
	12/31/2017	—	$1.72	to	$13.37	$—	—%	0.55%	to	1.80%	35.55%	to	33.90%
	12/31/2016	—	1.27	to	1.24	—	—	0.55	to	0.75	(1.42)	to	(1.61)
	12/31/2015	—	1.29	to	1.26	—	—	0.55	to	0.75	2.09	to	1.88
	12/31/2014	—	1.26	to	1.24	—	—	0.55	to	0.75	4.23	to	4.03
	12/31/2013	—	1.21	to	1.19	—	—	0.55	to	0.75	22.25	to	22.01
AB Growth Class B Shares
	12/31/2017	—	2.28	to	12.96	—	—	0.55	to	1.80	33.41	to	31.78
	12/31/2016	—	1.71	to	1.67	—	—	0.55	to	0.75	0.30	to	0.10
	12/31/2015	—	1.70	to	1.67	—	—	0.55	to	0.75	8.22	to	8.01
	12/31/2014	—	1.57	to	1.54	—	—	0.55	to	0.75	12.35	to	12.12
	12/31/2013	—	1.40	to	1.38	—	—	0.55	to	0.75	32.99	to	32.73
AB Large Cap Growth Class B Shares
	12/31/2017	—	2.44	to	12.74	—	—	0.55	to	1.80	30.95	to	29.35
	12/31/2016	—	1.86	to	1.82	—	—	0.55	to	0.75	1.80	to	1.59
	12/31/2015	—	1.83	to	1.79	—	—	0.55	to	0.75	10.25	to	10.03
	12/31/2014	—	1.66	to	1.63	—	—	0.55	to	0.75	13.22	to	12.99
	12/31/2013	—	1.47	to	1.44	—	—	0.55	to	0.75	36.25	to	35.98
Columbia - Small Company Growth Class 1 Shares
	12/31/2017	12,788	2.23	to	12.58	27,907	—	0.55	to	1.80	28.54	to	26.97
	12/31/2016	13,255	1.74	to	1.70	22,548	—	0.55	to	0.75	12.13	to	11.91
	12/31/2015	—	1.55	to	1.52	—	—	0.55	to	0.75	3.26	to	3.05
	12/31/2014	—	1.50	to	1.48	—	—	0.55	to	0.75	(5.16)	to	(5.35)
	12/31/2013	4,623	1.58	to	1.56	7,291	0.10	0.55	to	0.75	39.70	to	39.42
DFA VA Global Bond
	12/31/2017	1,549,595	1.40	to	10.06	2,160,301	1.82	0.55	to	1.80	1.56	to	0.31
	12/31/2016	1,419,060	1.38	to	1.35	1,950,347	1.81	0.55	to	0.75	1.17	to	0.97
	12/31/2015	1,279,791	1.37	to	1.34	1,739,752	1.51	0.55	to	0.75	0.99	to	0.79
	12/31/2014	1,480,875	1.35	to	1.33	1,998,524	2.18	0.55	to	0.75	2.32	to	2.12
	12/31/2013	1,325,356	1.32	to	1.30	1,748,928	0.46	0.55	to	0.75	(0.90)	to	(1.09)
DFA VA International Small
	12/31/2017	316,947	2.07	to	12.91	650,855	2.47	0.55	to	1.80	29.24	to	27.66
	12/31/2016	341,367	1.60	to	1.56	542,458	2.29	0.55	to	0.75	5.65	to	5.44
	12/31/2015	360,585	1.51	to	1.48	543,555	1.98	0.55	to	0.75	5.23	to	5.03
	12/31/2014	399,773	1.44	to	1.41	573,328	2.10	0.55	to	0.75	(6.29)	to	(6.48)
	12/31/2013	362,781	1.53	to	1.51	555,535	2.61	0.55	to	0.75	26.38	to	26.12
DFA VA International Value
	12/31/2017	741,770	1.52	to	12.31	1,114,862	2.64	0.55	to	1.80	25.12	to	23.59
	12/31/2016	863,215	1.21	to	1.19	1,037,822	3.17	0.55	to	0.75	8.51	to	8.30
	12/31/2015	830,630	1.12	to	1.09	921,805	3.53	0.55	to	0.75	(7.47)	to	(7.65)
	12/31/2014	626,290	1.21	to	1.19	753,892	3.88	0.55	to	0.75	(7.67)	to	(7.85)
	12/31/2013	550,280	1.31	to	1.29	717,690	2.87	0.55	to	0.75	20.99	to	20.75
DFA VA Short-Term Fixed
	12/31/2017	853,766	1.14	to	9.91	967,672	1.21	0.55	to	1.80	0.29	to	(0.94)
	12/31/2016	671,539	1.14	to	1.11	759,002	0.73	0.55	to	0.75	0.24	to	0.04
	12/31/2015	585,232	1.13	to	1.11	660,119	0.30	0.55	to	0.75	(0.24)	to	(0.45)
	12/31/2014	629,162	1.14	to	1.12	711,930	0.20	0.55	to	0.75	(0.40)	to	(0.60)
	12/31/2013	477,659	1.14	to	1.12	542,952	0.30	0.55	to	0.75	(0.29)	to	(0.49)

23

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
DFA VA U.S. Large Value
	12/31/2017	1,203,131	$2.44	to	$11.56	$2,918,824	1.86%	0.55%	to	1.80%	18.43%	to	16.98%
	12/31/2016	1,253,338	2.06	to	2.02	2,569,098	1.86	0.55	to	0.75	18.22	to	17.99
	12/31/2015	1,395,439	1.74	to	1.71	2,419,491	2.23	0.55	to	0.75	(3.94)	to	(4.13)
	12/31/2014	1,201,566	1.81	to	1.78	2,172,240	1.94	0.55	to	0.75	8.49	to	8.27
	12/31/2013	1,060,184	1.67	to	1.65	1,767,588	1.59	0.55	to	0.75	40.05	to	39.77
DFA VA U.S. Targeted Value
	12/31/2017	473,796	2.12	to	10.60	999,089	1.08	0.55	to	1.80	9.17	to	7.83
	12/31/2016	475,199	1.94	to	1.90	918,389	0.93	0.55	to	0.75	26.79	to	26.54
	12/31/2015	584,356	1.53	to	1.50	891,376	1.35	0.55	to	0.75	(5.75)	to	(5.94)
	12/31/2014	515,203	1.63	to	1.60	834,131	0.92	0.55	to	0.75	3.14	to	2.93
	12/31/2013	541,235	1.58	to	1.55	849,972	0.86	0.55	to	0.75	43.84	to	43.55
Dreyfus Sustainable U.S. Equity Service Shares
	12/31/2017	—	2.26	to	11.17	—	—	0.55	to	1.80	14.41	to	13.01
	12/31/2016	—	1.98	to	1.93	—	—	0.55	to	0.75	9.48	to	9.26
	12/31/2015	—	1.81	to	1.77	—	—	0.55	to	0.75	(3.94)	to	(4.13)
	12/31/2014	—	1.88	to	1.85	—	—	0.55	to	0.75	12.51	to	12.29
	12/31/2013	—	1.67	to	1.64	—	—	0.55	to	0.75	33.26	to	33.00
Dreyfus VIF Appreciation Service Shares
	12/31/2017	—	2.37	to	12.37	—	—	0.55	to	1.80	26.32	to	24.77
	12/31/2016	—	1.88	to	1.84	—	—	0.55	to	0.75	7.05	to	6.83
	12/31/2015	—	1.75	to	1.72	—	—	0.55	to	0.75	(3.25)	to	(3.44)
	12/31/2014	—	1.81	to	1.78	—	—	0.55	to	0.75	7.24	to	7.02
	12/31/2013	—	1.69	to	1.66	—	—	0.55	to	0.75	20.17	to	19.93
Federated Fund for U.S. Government Securities II
	12/31/2017	182,320	1.39	to	10.06	251,414	2.34	0.55	to	1.80	1.37	to	0.13
	12/31/2016	184,427	1.37	to	1.34	250,815	2.88	0.55	to	0.75	1.05	to	0.85
	12/31/2015	110,869	1.36	to	1.33	150,389	2.22	0.55	to	0.75	(0.03)	to	(0.23)
	12/31/2014	70,430	1.36	to	1.33	95,520	2.34	0.55	to	0.75	4.05	to	3.84
	12/31/2013	46,750	1.31	to	1.29	60,909	3.12	0.55	to	0.75	(2.59)	to	(2.78)
Federated Government Money II Service Shares
	12/31/2017	577,913	1.06	to	9.85	607,384	0.30	0.55	to	1.80	(0.23)	to	(1.46)
	12/31/2016	739,419	1.06	to	1.04	779,603	—	0.55	to	0.75	(0.55)	to	(0.74)
	12/31/2015	82,737	1.07	to	1.04	88,106	—	0.55	to	0.75	(0.54)	to	(0.74)
	12/31/2014	576,443	1.07	to	1.05	617,290	—	0.55	to	0.75	(0.54)	to	(0.75)
	12/31/2013	245,505	1.08	to	1.06	264,333	—	0.55	to	0.75	(0.54)	to	(0.75)
Federated High Income Bond II Primary Shares
	12/31/2017	93,231	2.18	to	10.55	199,789	6.47	0.55	to	1.80	6.36	to	5.06
	12/31/2016	84,616	2.05	to	2.01	170,804	6.02	0.55	to	0.75	14.19	to	13.97
	12/31/2015	85,987	1.80	to	1.76	152,129	5.39	0.55	to	0.75	(3.11)	to	(3.30)
	12/31/2014	78,137	1.86	to	1.82	142,741	5.65	0.55	to	0.75	2.13	to	1.93
	12/31/2013	73,639	1.82	to	1.79	131,891	5.33	0.55	to	0.75	6.40	to	6.19
Federated Managed Tail Risk II Primary Shares
	12/31/2017	—	1.25	to	10.89	—	—	0.55	to	1.80	10.34	to	8.99
	12/31/2016	—	1.13	to	1.12	—	—	0.55	to	0.75	(4.72)	to	(4.91)
	12/31/2015	—	1.19	to	1.18	—	—	0.55	to	0.75	(6.80)	to	(6.99)
	12/31/2014	—	1.28	to	1.27	—	—	0.55	to	0.75	(1.51)	to	(1.70)
	12/31/2013	—	1.30	to	1.29	—	—	0.55	to	0.75	15.82	to	15.59
Federated Managed Volatility II
	12/31/2017	1,196	2.24	to	11.53	2,677	3.85	0.55	to	1.80	17.47	to	16.03
	12/31/2016	1,201	1.91	to	1.86	2,288	2.89	0.55	to	0.75	7.10	to	6.89
	12/31/2015	1,206	1.78	to	1.74	2,145	4.28	0.55	to	0.75	(8.06)	to	(8.25)
	12/31/2014	1,211	1.93	to	1.90	2,343	3.22	0.55	to	0.75	3.34	to	3.14
	12/31/2013	1,216	1.87	to	1.84	2,276	2.85	0.55	to	0.75	21.08	to	20.84

24

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Contrafund® Initial Class
	12/31/2017		58,167	$2.32	to	$11.82	$133,798	1.03%	0.55%	to	1.80%	21.21%	to	19.73%
	12/31/2016		38,541	1.91	to	1.87	73,707	0.31	0.55	to	0.75	7.42	to	7.20
	12/31/2015		112,041	1.78	to	1.75	197,314	1.18	0.55	to	0.75	0.12	to	(0.08)
	12/31/2014		120,311	1.78	to	1.75	212,948	1.01	0.55	to	0.75	11.33	to	11.11
	12/31/2013		124,574	1.60	to	1.57	198,218	1.33	0.55	to	0.75	30.57	to	30.31
Fidelity® VIP Mid Cap Initial Class
	12/31/2017		59,404	2.46	to	11.72	144,805	0.73	0.55	to	1.80	20.15	to	18.68
	12/31/2016		44,919	2.05	to	2.01	91,565	0.66	0.55	to	0.75	11.62	to	11.40
	12/31/2015		—	1.84	to	1.80	—	—	0.55	to	0.75	(1.93)	to	(2.12)
	12/31/2014		25,488	1.87	to	1.84	46,882	0.23	0.55	to	0.75	5.70	to	5.50
	12/31/2013		59,666	1.77	to	1.74	104,031	0.99	0.55	to	0.75	35.49	to	35.22
Fidelity® VIP Value Strategies Initial Class
	12/31/2017		28,240	2.20	to	11.60	61,726	1.54	0.55	to	1.80	18.70	to	17.25
	12/31/2016		25,526	1.85	to	1.82	47,093	1.45	0.55	to	0.75	9.03	to	8.81
	12/31/2015		—	1.70	to	1.67	—	—	0.55	to	0.75	(3.52)	to	(3.71)
	12/31/2014		6,726	1.76	to	1.73	11,652	0.91	0.55	to	0.75	6.21	to	6.00
	12/31/2013		—	1.66	to	1.63	—	—	0.55	to	0.75	29.78	to	29.52
NVIT Emerging Markets Class D Shares
	12/31/2017		289	13.81	to	14.00	3,994	0.94	0.55	to	1.80	40.32	to	38.61
	12/31/2016	(1)	323	9.84	to	9.83	3,182	1.53	0.55	to	0.75	—	to	—
TA Asset Allocation - Conservative Initial Class
	12/31/2017		—	1.63	to	11.09	—	—	0.55	to	1.80	12.19	to	10.82
	12/31/2016		—	1.46	to	1.43	—	—	0.55	to	0.75	4.05	to	3.85
	12/31/2015		—	1.40	to	1.37	—	—	0.55	to	0.75	(2.49)	to	(2.69)
	12/31/2014		—	1.44	to	1.41	—	—	0.55	to	0.75	1.63	to	1.43
	12/31/2013		—	1.41	to	1.39	—	—	0.55	to	0.75	8.77	to	8.55
TA Asset Allocation - Growth Initial Class
	12/31/2017		123,905	1.81	to	12.18	222,693	1.47	0.55	to	1.80	23.95	to	22.44
	12/31/2016		123,131	1.46	to	1.43	178,624	2.61	0.55	to	0.75	5.50	to	5.29
	12/31/2015		31,571	1.38	to	1.36	43,434	1.65	0.55	to	0.75	(2.47)	to	(2.66)
	12/31/2014		31,593	1.42	to	1.39	44,586	2.36	0.55	to	0.75	2.17	to	1.96
	12/31/2013		31,615	1.39	to	1.37	43,692	1.23	0.55	to	0.75	26.12	to	25.87
TA Asset Allocation - Moderate Initial Class
	12/31/2017		190,011	1.74	to	11.42	331,065	1.89	0.55	to	1.80	15.83	to	14.41
	12/31/2016		190,030	1.50	to	1.47	285,857	2.22	0.55	to	0.75	4.99	to	4.78
	12/31/2015		190,052	1.43	to	1.41	272,316	2.04	0.55	to	0.75	(2.76)	to	(2.95)
	12/31/2014		190,072	1.47	to	1.45	280,091	2.25	0.55	to	0.75	2.20	to	2.00
	12/31/2013		190,094	1.44	to	1.42	274,090	2.22	0.55	to	0.75	12.88	to	12.66
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2017		61,520	1.78	to	11.72	108,793	1.77	0.55	to	1.80	19.12	to	17.66
	12/31/2016		85,963	1.49	to	1.46	127,680	1.58	0.55	to	0.75	5.96	to	5.76
	12/31/2015		252,832	1.41	to	1.38	354,564	2.21	0.55	to	0.75	(2.77)	to	(2.96)
	12/31/2014		252,832	1.45	to	1.42	364,839	2.71	0.55	to	0.75	2.01	to	1.81
	12/31/2013		252,832	1.42	to	1.40	357,825	2.22	0.55	to	0.75	18.73	to	18.49
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2017		39,061	2.29	to	11.33	88,967	2.69	0.55	to	1.80	15.79	to	14.38
	12/31/2016		23,419	1.98	to	1.95	46,320	2.26	0.55	to	0.75	14.29	to	14.06
	12/31/2015		19,211	1.73	to	1.71	33,300	1.05	0.55	to	0.75	(4.12)	to	(4.31)
	12/31/2014		29,411	1.81	to	1.79	52,739	2.22	0.55	to	0.75	11.56	to	11.33
	12/31/2013		—	1.62	to	1.61	—	—	0.55	to	0.75	29.53	to	29.27

25

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Clarion Global Real Estate Securities Initial Class
	12/31/2017	25,292	$1.60	to	$11.09	$40,312	3.77%	0.55%	to	1.80%	10.71%	to	9.36%
	12/31/2016	23,666	1.45	to	1.41	34,086	1.76	0.55	to	0.75	0.08	to	(0.12)
	12/31/2015	23,395	1.44	to	1.42	33,676	4.05	0.55	to	0.75	(1.14)	to	(1.34)
	12/31/2014	45,126	1.46	to	1.44	65,167	1.16	0.55	to	0.75	12.94	to	12.72
	12/31/2013	17,068	1.29	to	1.27	22,002	5.39	0.55	to	0.75	3.33	to	3.12
TA Janus Mid-Cap Growth Initial Class
	12/31/2017	13,771	2.33	to	12.48	31,367	0.10	0.55	to	1.80	28.30	to	26.73
	12/31/2016	14,267	1.82	to	1.78	25,379	—	0.55	to	0.75	(2.58)	to	(2.77)
	12/31/2015	—	1.87	to	1.83	—	—	0.55	to	0.75	(5.55)	to	(5.74)
	12/31/2014	1,316	1.98	to	1.94	2,553	—	0.55	to	0.75	(0.53)	to	(0.73)
	12/31/2013	—	1.99	to	1.96	—	—	0.55	to	0.75	38.38	to	38.11
TA JPMorgan Enhanced Index Initial Class
	12/31/2017	3,988	2.49	to	11.76	9,917	0.57	0.55	to	1.80	20.49	to	19.02
	12/31/2016	3,988	2.06	to	2.02	8,230	0.28	0.55	to	0.75	10.74	to	10.52
	12/31/2015	11,968	1.86	to	1.83	22,300	0.97	0.55	to	0.75	(0.62)	to	(0.82)
	12/31/2014	11,968	1.87	to	1.84	22,440	0.82	0.55	to	0.75	13.56	to	13.34
	12/31/2013	11,968	1.65	to	1.63	19,760	0.77	0.55	to	0.75	31.79	to	31.53
TA Managed Risk - Balanced ETF Initial Class
	12/31/2017	262,569	1.53	to	11.17	401,567	1.92	0.55	to	1.80	13.10	to	11.71
	12/31/2016	287,931	1.35	to	1.33	389,289	1.95	0.55	to	0.75	3.37	to	3.17
	12/31/2015	198,735	1.31	to	1.29	260,277	1.38	0.55	to	0.75	(2.04)	to	(2.23)
	12/31/2014	198,735	1.34	to	1.32	265,688	1.05	0.55	to	0.75	4.24	to	4.03
	12/31/2013	343,806	1.28	to	1.27	438,865	1.36	0.55	to	0.75	11.15	to	10.93
TA Managed Risk - Growth ETF Initial Class
	12/31/2017	—	1.61	to	11.62	—	—	0.55	to	1.80	18.13	to	16.69
	12/31/2016	—	1.36	to	1.34	—	—	0.55	to	0.75	4.40	to	4.19
	12/31/2015	—	1.31	to	1.29	—	—	0.55	to	0.75	(3.70)	to	(3.89)
	12/31/2014	—	1.36	to	1.34	—	—	0.55	to	0.75	3.60	to	3.39
	12/31/2013	—	1.31	to	1.29	—	—	0.55	to	0.75	18.44	to	18.20
TA MFS International Equity Initial Class
	12/31/2017	21,166	1.76	to	12.56	36,460	1.44	0.55	to	1.80	26.55	to	25.00
	12/31/2016	15,844	1.39	to	1.36	21,638	1.89	0.55	to	0.75	(0.47)	to	(0.66)
	12/31/2015	4,641	1.40	to	1.37	6,448	5.27	0.55	to	0.75	(0.47)	to	(0.67)
	12/31/2014	6,924	1.40	to	1.38	9,682	0.99	0.55	to	0.75	(5.69)	to	(5.88)
	12/31/2013	8,605	1.49	to	1.46	12,768	1.17	0.55	to	0.75	17.45	to	17.21
TA Morgan Stanley Capital Growth Initial Class
	12/31/2017	—	3.03	to	13.86	—	—	0.55	to	1.80	42.81	to	41.06
	12/31/2016	—	2.12	to	2.08	—	—	0.55	to	0.75	(2.80)	to	(2.99)
	12/31/2015	—	2.19	to	2.14	—	—	0.55	to	0.75	11.18	to	10.96
	12/31/2014	—	1.97	to	1.93	—	—	0.55	to	0.75	5.42	to	5.21
	12/31/2013	—	1.87	to	1.84	—	—	0.55	to	0.75	47.44	to	47.15
TA Multi-Managed Balanced Initial Class
	12/31/2017	140,076	2.07	to	11.16	288,673	0.86	0.55	to	1.80	13.51	to	12.12
	12/31/2016	159,991	1.82	to	1.80	290,607	1.04	0.55	to	0.75	7.29	to	7.07
	12/31/2015	92,329	1.70	to	1.68	156,395	1.34	0.55	to	0.75	(0.33)	to	(0.53)
	12/31/2014	92,903	1.70	to	1.69	157,974	1.25	0.55	to	0.75	10.20	to	9.98
	12/31/2013	101,510	1.55	to	1.54	156,705	1.60	0.55	to	0.75	17.45	to	17.21
TA PIMCO Total Return Initial Class
	12/31/2017	190,839	1.63	to	10.39	310,245	—	0.55	to	1.80	4.31	to	3.04
	12/31/2016	189,620	1.56	to	1.53	295,549	2.40	0.55	to	0.75	2.15	to	1.95
	12/31/2015	186,187	1.53	to	1.50	284,100	2.57	0.55	to	0.75	0.14	to	(0.06)
	12/31/2014	217,789	1.53	to	1.50	330,737	2.04	0.55	to	0.75	4.10	to	3.89
	12/31/2013	171,583	1.47	to	1.44	251,155	2.16	0.55	to	0.75	(3.08)	to	(3.27)

26

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Small/Mid Cap Value Initial Class
12/31/2017	24,292	$2.33	to	$11.18	$55,498	1.14%	0.55%	to	1.80%	14.92%	to	13.52%
12/31/2016	25,153	2.03	to	1.99	50,102	—	0.55	to	0.75	20.47	to	20.23
12/31/2015	—	1.68	to	1.66	—	—	0.55	to	0.75	(3.05)	to	(3.24)
12/31/2014	6,056	1.74	to	1.71	10,370	—	0.55	to	0.75	4.65	to	4.44
12/31/2013	—	1.66	to	1.64	—	—	0.55	to	0.75	35.57	to	35.30
TA T. Rowe Price Small Cap Initial Class
12/31/2017	20,847	2.95	to	11.87	61,098	—	0.55	to	1.80	21.72	to	20.23
12/31/2016	16,541	2.42	to	2.37	39,991	—	0.55	to	0.75	10.61	to	10.39
12/31/2015	45,733	2.19	to	2.15	99,350	—	0.55	to	0.75	1.87	to	1.67
12/31/2014	9,814	2.15	to	2.11	21,061	—	0.55	to	0.75	5.97	to	5.76
12/31/2013	6,629	2.03	to	2.00	13,429	0.06	0.55	to	0.75	43.28	to	43.00
TA TS&W International Equity Initial Class
12/31/2017	14,814	1.56	to	12.10	22,617	2.50	0.55	to	1.80	22.24	to	20.74
12/31/2016	8,820	1.28	to	1.25	11,038	3.73	0.55	to	0.75	0.53	to	0.33
12/31/2015	—	1.27	to	1.25	—	3.31	0.55	to	0.75	0.76	to	0.56
12/31/2014	2,501	1.26	to	1.24	3,158	2.52	0.55	to	0.75	(5.70)	to	(5.89)
12/31/2013	4,368	1.34	to	1.32	5,848	1.36	0.55	to	0.75	23.66	to	23.42
TA WMC US Growth Initial Class
12/31/2017	46,643	2.14	to	12.48	98,076	0.43	0.55	to	1.80	28.49	to	26.92
12/31/2016	49,743	1.66	to	1.63	81,534	0.37	0.55	to	0.75	2.25	to	2.05
12/31/2015	22,560	1.63	to	1.59	36,516	0.66	0.55	to	0.75	6.26	to	6.05
12/31/2014	30,871	1.53	to	1.50	46,900	0.83	0.55	to	0.75	10.50	to	10.28
12/31/2013	25,083	1.38	to	1.36	34,606	1.06	0.55	to	0.75	31.74	to	31.48
Vanguard® Equity Index
12/31/2017	858,810	2.51	to	11.81	2,130,041	1.79	0.55	to	1.80	20.99	to	19.51
12/31/2016	890,851	2.07	to	2.03	1,827,952	2.24	0.55	to	0.75	11.20	to	10.98
12/31/2015	1,030,190	1.86	to	1.83	1,901,911	1.52	0.55	to	0.75	0.71	to	0.51
12/31/2014	957,350	1.85	to	1.82	1,756,559	1.66	0.55	to	0.75	12.89	to	12.66
12/31/2013	899,895	1.64	to	1.61	1,464,744	1.66	0.55	to	0.75	31.46	to	31.20
Vanguard® International
12/31/2017	498,380	1.62	to	14.09	797,374	1.14	0.55	to	1.80	41.90	to	40.16
12/31/2016	597,598	1.14	to	1.12	674,758	1.42	0.55	to	0.75	1.32	to	1.12
12/31/2015	544,432	1.12	to	1.11	607,860	0.95	0.55	to	0.75	(1.31)	to	(1.51)
12/31/2014	194,460	1.14	to	1.12	219,142	1.37	0.55	to	0.75	(6.57)	to	(6.75)
12/31/2013	168,488	1.22	to	1.20	203,429	1.14	0.55	to	0.75	22.58	to	22.34
Vanguard® Mid-Cap Index
12/31/2017	335,909	2.51	to	11.54	836,799	1.16	0.55	to	1.80	18.43	to	16.98
12/31/2016	338,683	2.12	to	2.08	713,019	1.37	0.55	to	0.75	10.51	to	10.29
12/31/2015	378,895	1.92	to	1.88	721,371	1.07	0.55	to	0.75	(1.97)	to	(2.17)
12/31/2014	334,286	1.96	to	1.92	649,965	0.81	0.55	to	0.75	12.97	to	12.75
12/31/2013	279,573	1.73	to	1.71	481,738	1.08	0.55	to	0.75	34.19	to	33.92
Vanguard® REIT Index
12/31/2017	263,427	2.01	to	10.51	527,114	2.32	0.55	to	1.80	4.21	to	2.93
12/31/2016	241,234	1.93	to	1.89	463,529	2.64	0.55	to	0.75	7.76	to	7.55
12/31/2015	242,298	1.79	to	1.76	431,930	1.72	0.55	to	0.75	1.66	to	1.46
12/31/2014	234,772	1.76	to	1.73	411,979	3.27	0.55	to	0.75	29.40	to	29.14
12/31/2013	232,982	1.36	to	1.34	316,275	2.45	0.55	to	0.75	1.77	to	1.57
Vanguard® Short-Term Investment Grade
12/31/2017	994,742	1.40	to	10.04	1,381,715	1.91	0.55	to	1.80	1.53	to	0.29
12/31/2016	947,641	1.38	to	1.35	1,297,356	1.85	0.55	to	0.75	2.15	to	1.95
12/31/2015	924,043	1.35	to	1.32	1,238,984	1.27	0.55	to	0.75	0.57	to	0.37
12/31/2014	483,329	1.34	to	1.32	644,539	1.70	0.55	to	0.75	1.20	to	1.00
12/31/2013	486,912	1.32	to	1.30	641,026	2.07	0.55	to	0.75	0.52	to	0.32

27

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Vanguard® Total Bond Market Index
12/31/2017	1,244,447	$1.53	to	$10.22	$1,897,732	2.28%	0.55%	to	1.80%	2.92%	to	1.66%
12/31/2016	1,144,964	1.49	to	1.46	1,697,584	2.24	0.55	to	0.75	1.91	to	1.71
12/31/2015	1,217,345	1.46	to	1.43	1,769,650	2.14	0.55	to	0.75	(0.21)	to	(0.41)
12/31/2014	1,175,749	1.46	to	1.44	1,714,572	2.22	0.55	to	0.75	5.31	to	5.10
12/31/2013	926,309	1.39	to	1.37	1,283,967	2.52	0.55	to	0.75	(2.82)	to	(3.02)
Wanger International
12/31/2017	7,283	2.22	to	13.17	15,907	1.46	0.55	to	1.80	32.19	to	30.57
12/31/2016	3,107	1.68	to	1.64	5,204	0.55	0.55	to	0.75	(1.95)	to	(2.14)
12/31/2015	14,510	1.71	to	1.68	24,791	1.40	0.55	to	0.75	(0.45)	to	(0.65)
12/31/2014	16,556	1.72	to	1.69	28,467	1.57	0.55	to	0.75	(4.93)	to	(5.11)
12/31/2013	13,880	1.81	to	1.78	25,119	2.56	0.55	to	0.75	21.70	to	21.46
Wanger USA
12/31/2017	17,381	2.36	to	11.60	40,815	—	0.55	to	1.80	18.93	to	17.47
12/31/2016	19,773	1.99	to	1.94	39,063	—	0.55	to	0.75	13.07	to	12.84
12/31/2015	43,025	1.76	to	1.72	75,197	—	0.55	to	0.75	(1.15)	to	(1.35)
12/31/2014	24,710	1.78	to	1.75	43,756	—	0.55	to	0.75	4.21	to	4.00
12/31/2013	27,391	1.70	to	1.68	46,570	0.15	0.55	to	0.75	33.02	to	32.76

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

28

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

6. Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of 0.15% of the daily net assets value of each subaccount for administrative expenses. TFLIC also deducts an annual charge during the accumulation phase, not to exceed $30, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.40% to 1.65% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

29

Transamerica Financial Life Insurance Company

TFLIC Separate Account VNY

Notes to Financial Statements

December 31, 2017

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

30

PART	C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a)	Resolution of the Board of Directors of Transamerica Financial Life Insurance Company authorizing establishment of the Separate Account. Note 8

(2)		Not Applicable.

(3)	(a)	Amended and Reinstated Principal Underwriting Agreement. Note 14

	(a)(1)	Amendment No. 1 to the Amended and Restated Principal Underwriting Agreement. Note 14

	(a)(2)	Amendment No. 2 and Novation to the Amended and Restated Principal Underwriting Agreement. Note 18

	(a)(3)	Amended and Restated Principal Underwriting Agreement. Note 30

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 2

	(c)	Form of Life Insurance Company Product Sales Agreement. Note 20

(4)	(a)	Form of Rider. Note 14

(5)	(a)	Form of Application. Note 36

(6)	(a)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 1.

	(a)(1)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 27

	(b)	ByLaws of Transamerica Financial Life Insurance Company. Note 1

	(b)(1)	Bylaws of Transamerica Financial Life Insurance Company. Note 28

(7)		Reinsurance Agreement (Swiss RE). Note 23

(8)	(a)	Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 2

	(a)(1)	Amendment No. 16 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 3

	(a)(2)	Amendment No. 17 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 4

	(a)(3)	Amendment No. 30 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 5

	(a)(4)	Amendment No. 31 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 9

	(a)(5)	Amendment No. 32 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 14

	(a)(6)	Amendment No. 36 to Participation Agreement (TST). Note 21

	(a)(7)	Amendment No. 38 to Participation Agreement (TST). Note 23

	(a)(8)	Amendment No. 42 to Participation Agreement (TST). Note 24

	(a)(9)	Amendment No. 43 to Participation Agreement (TST). Note 25

	(a)(10)	Amendment to No. 44 to Participation Agreement (TST). Note 26

	(a)(11)	Participation Agreement (TST). Note 30

	(a)(12)	Amendment No. 1 to Participation Agreement (TST). Note 33

	(a)(13)	Schedule A Revision 9-3-2013 (TST). Note 35

	(a)(14)	Schedule A Revision 9-18-2013 (TST). Note 34

	(a)(15)	Schedule A Revision 10-31-2013 (TST). Note 34

	(a)(16)	Schedule A Revision 5-1-2014 (TST). Note 35

	(a)(17)	Amendment No. 2 to Participation Agreement (TST). Note 36

	(a)(18)	Schedule A Revision 5-1-2015 (TST). Note 36

	(a)(19)	Schedule A Revision 7-1-2015 (TST). Note 37

	(a)(20)	Schedule A Revision 12-18-2015 (TST). Note 37

	(a)(21)	Schedule A Revision 3-21-2016 (TST). Note 37

	(a)(22)	Schedule A Revision 5-1-2016 (TST). Note 37

	(a)(23)	Schedule A Revision 12-16-16 (TST) Note 38

	(a)(24)	Schedule A Revision 5-1-17 (TST). Note 39

	(a)(25)	Schedule A Revision 9-29-17 (TST) Note 40

	(b)	Participation Agreement (Alliance). Note 10

	(b)(1)	Amendment No. 1 to Participation Agreement (AllianceBernstein). Note 14

	(b)(2)	Amendment to Participation Agreement (AllianceBernstein). Note 30

	(b)(3)	Amendment No. 9 to Participation Agreement (AllianceBernstein). Note 36

	(b)(4)	Schedule A Revision 5-1-2015 (AllianceBernstein). Note 36

	(b)(5)	Schedule A Revision 5-1-17 (AllianceBernstein). Note 39

	(c)	Participation Agreement (Credit Suisse). Note 11

	(c)(1)	Restatement of Participation Agreement (Credit Suisse). Note 14

	(c)(2)	Amendment No. 1 to Participation Agreement (Credit Suisse). Note 14

	(c)(3)	Amendment No. 2 to Participation Agreement (Credit Suisse). Note 14

	(d)	Participation Agreement (DFA). Note 14

	(d)(1)	Amendment No. 2 to Participation Agreement (DFA). Note 35

	(e)	Participation Agreement (Dreyfus). Note 12

	(e)(1)	Amendment No. 6 to the Fund Participation Agreement (Dreyfus). Note 14

	(e)(2)	Amendment No. 11 to Participation Agreement (Dreyfus). Note 29

	(e)(3)	Amendment No. 13 to Participation Agreement (Dreyfus). Note 35

	(e)(4)	Amendment No. 14 to Participation Agreement (Dreyfus). Note 39

	(e)(5)	Amendment No. 15 to Participation Agreement (Dreyfus). Note 39

	(f)	Participation Agreement (Federated). Note 14

	(f)(1)	Amendment to Fund Participation Agreement (Federated). Note 14

	(f)(2)	Participation Agreement (Federated). Note 29

	(f)(3)	Amendment No. 3 (Federated). Note 37

	(g)	Participation Agreement (Gartmore). Note 14

	(g)(1)	Amendment No. 2 to Participation Agreement (Nationwide). Note 29

	(g)(2)	Amendment No. 3 to Participation Agreement (Nationwide). Note 35

	(g)(3)	Schedule A Revision 8-8-16 (Nationwide). Note 39

	(h)	Form of Participation Agreement (Seligman). Note 14

	(i)	Participation Agreement (SteinRoe). Note 17

	(i)(1)	Participation Agreement between TLIC, TFLIC, Monumental, TOLIC and Columbia. Note 29

	(i)(2)	Amendment No. 1 to Participation Agreement (Columbia Funds). Note 29

	(i)(3)	Assignment and Assumption PBL to Mon (Columbia Funds). Note 29

	(i)(4)	Amendment No. 2 to Participation Agreement (Columbia Funds). Note 29

	(i)(5)	Amendment No. 3 to Participation Agreement (Columbia Funds). Note 29

	(i)(6)	Amendment to the Agreements (Columbia Funds). Note 29

	(i)(7)	Amendment to Participation Agreement (Columbia). Note 30

	(i)(8)	Amendment to Participation Agreement (Columbia). Note 30

	(i)(9)	Amendment No. 2 to Participation Agreement (Columbia). Note 37

	(i)(10)	Amendment No. 5 to Participation Agreement (Columbia). Note 37

	(i)(11)	Schedule A Revision 7-10-2015 (Columbia). Note 37

	(i)(12)	Schedule A Revision 9-29-17 (Columbia). Note 40

	(j)	Participation Agreement (Wells Fargo). Note 17

	(j)(1)	Amendment No. 1 to Participation Agreement (Wells Fargo). Note 26

	(j)(2)	Amendment to Participation Agreement (Wells Fargo). Note 30

	(j)(3)	Amendment No. 3 to Participation Agreement (Wells Fargo). Note 35

	(j)(4)	Schedule A Revision 12-15-15 (Wells Fargo). Note 37

	(j)(5)	Schedule A Revision 4-29-2016 (Wells Fargo). Note 37

	(k)	Participation Agreement (Vanguard). Note 17

	(k)(1)	Amendment No. 2 to Participation Agreement (Vanguard). Note 35

	(l)	Participation Agreement (Fidelity VIP and VIP V). Note 29

	(l)(1)	Amendment No. 5 to Participation Agreement (Fidelity VIP and VIP V). Note 29

	(l)(2)	Amendment No. 8 to Participation Agreement (Fidelity VIP and VIP V). Note 29

	(l)(3)	Amendment No. 9 to Participation Agreement (Fidelity VIP and VIP V). Note 32

	(m)	Participation Agreement (Fidelity VIP II and VIP V). Note 29

	(m)(1)	Amendment No. 6 to Participation Agreement (Fidelity VIP II and VIP V). Note 29

	(m)(2)	Amendment No. 9 to Participation Agreement (Fidelity VIP II and VIP V). Note 29

	(m)(3)	Amendment No. 10 to Participation Agreement (Fidelity VIP II and VIP V). Note 31

	(n)	Participation Agreement (Fidelity VIP III). Note 29

	(n)(1)	Amendment No. 4 to Participation Agreement (Fidelity VIP III). Note 29

	(n)(2)	Amendment No. 7 to Participation Agreement (Fidelity VIP III). Note 29

	(o)	Summary Prospectus Agreement (Fidelity). Note 29

	(o)(1)	Amended and Restated Participation Agreement (Fidelity). Note 35

	(o)(2)	Schedule A Revision 5-1-2014 (Fidelity). Note 35

	(o)(3)	Schedule A Revision 5-1-17 (Fidelity) Note 39

	(p)	Participation Agreement (Wanger). Note 14

	(p)(1)	Amendment No. 1 to Participation Agreement (Wanger). Note 14

	(p)(2)	Amendment No. 2 to Participation Agreement (Wanger). Note 29

(9)		Opinion and Consent of Counsel. Note 40

(10)		Consent of Independent Registered Public Accounting Firm. Note 40

(11)	Not applicable.

(12)	Not applicable.

(13)	Performance Data Calculations. Note 15

(14)	Powers of Attorney. Blake S. Bostwick, Eric J. Martin, Mark W. Mullin, Jay Orlandi, David Schulz, C. Michiel van Katwijk, Wendy E. Cooper, Anne C. Kronenberg June Yuson. Note 40

Note 1.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) filed on October 29, 2003.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-26209) filed on April 29, 1998.

Note 3.	Incorporated herein by reference to Initial Filing of Form N-4 Registration Statement (File No. 333-62738) filed on June 11, 2001.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 33-33085) filed on April 27, 2001.

Note 5.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-116562) filed on July 26, 2004.

Note 6.	Incorporated herein by reference to Pre-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-83560) filed on October 28, 2004.

Note 7.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-104243) filed on April 2, 2003.

Note 8.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-122235) filed on January 24, 2005.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note 10.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-110048) filed on December 30, 2003.

Note 11.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-65149) filed on October 1, 1998.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63086) filed on September 13, 2001.

Note 13.	Incorporated herein by reference to Initial Filing on N-4 Registration Statement (File No. 333-65151) filed on October 1, 1998.

Note 14.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) filed on July 1, 2005.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) filed on April 28, 2006

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-110048) filed on February 5, 2007.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-122235) filed on April 27, 2007.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 33-83560) filed on April 30, 2007.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-122235) filed on December 21, 2007.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125817) filed on February 15, 2008.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-122235) filed on April 29, 2008.

Note 22.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-147041) filed on August 7, 2008.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-122235) filed on April 28, 2009.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-122235) filed on April 29, 2010.

Note 25.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010

Note 26.	Incorporated herein by reference to Post - Effective Amendment No. 10 to Form N-4 Registration (File No. 333 - 122235) filed on April 27, 2011.

Note 27.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 28.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 29.	Incorporated herein by reference to Post - Effective Amendment No. 11 to Form N-4 Registration (File No. 333 - 122235) filed on April 25, 2012.

Note 30.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333 - 122235) filed on April 25, 2013.

Note 31.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-189436) filed on September 11, 2013.

Note 32.	Incorporated herein by reference to Post-Effective Amendment No. 40 to Form N-4 Registration Statement (File No. 33-83560) filed on October 25, 2013.

Note 33.	Incorporated herein by reference to Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) filed on August 16, 2013.

Note 34.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189436) on October 2, 2013.

Note 35.	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (333-122235) filed on April 21, 2014.

Note 36.	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-122235) filed on April 30, 2015.

Note 37.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-122235) filed on April 28, 2016.

Note 38.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-215599) filed on January 18, 2017.

Note 39.	Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-122235) filed on April 26, 2017.

Note 40.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller, Senior Vice President and Assistant Treasurer

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Wendy E. Cooper 245 East 93rd Street New York, NY 10128	Director

Anne C. Kronenberg 187 Guard Hill Road Bedford Corner, NY 10549	Director

June Yuson 245 East 93rd Street New York, NY 10128	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2017, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member - AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (49.099490%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliate of AEGON, Citibank, N.A. (48.99510%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member - Transamerica Premier Life Insurance Company (99.99%); Managing Member - Aegon Community Investments 55, LLC.	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (85.1798%); Transamerica Premier Life Insurance Company (14.8202%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%)	Investments
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. ( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc. (50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL - MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity General Company	Arizona	Sole Shareholder: AEGON Direct Marketing Services International, LLC	General corporation
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (44.17%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Firebird Re Corp. (1.30%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of March 31, 2018 there were 96 Contract owners.

Item 28.	Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Mike Curran	(3)	Chief Compliance Officer

Gregory E. Miller-Breetz	(1)	Secretary

Vincent J. Toner	(3)	Vice President

John Koehler	(3)	Vice President

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$ 45,695	0	0	0

(1)	Fiscal Year 2017

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4 Manhattanville Road, Purchase, NY 10577; or at Service Office, Financial Markets Group – Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this day of April 26, 2018.

SEPARATE ACCOUNT VA BNY

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY Depositor

Blake S. Bostwick*
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director, President and Chief Technology Officer	April 26, 2018

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer	April 26, 2018

* Mark Mullin*	Director and Chairman of the Board	April 26, 2018

* Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel	April 26, 2018

* David Schulz	Director, Chief Tax Officer and Senior Vice President	April 26, 2018

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 26, 2018

* Wendy E. Cooper	Director	April 26, 2018

* Anne C. Kronenberg	Director	April 26, 2018

* June Yuson	Director	April 26, 2018

/s/ Alison Ryan Alison Ryan	Assistant Secretary	April 26, 2018

*By: Alison Ryan – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.

Registration No. 333-122235

811-21703

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT VNY

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(a)(25)	Schedule A Revision 9-29-2017 (TST)

8(i)(12)	Schedule A Revision 9-29-2017 (Columbia)

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney

* Page numbers included only in manually executed original.